UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.  )
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Filed by a Party other than the Registrant  ☐
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☒	Definitive Proxy Statement
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☐	Soliciting Material under § 240.14a-12

VARONIS SYSTEMS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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801 Brickell Ave
Miami, FL 33131

On behalf of the Board of Directors, I warmly invite you to attend the 2025 Annual Meeting of Shareholders of Varonis Systems, Inc., to be held at 8:30 a.m., Eastern Daylight Time, on June 5, 2025, at www.virtualshareholdermeeting.com/VRNS2025. This year, similar to last year, the meeting will be held virtually and will provide our shareholders with the same rights and opportunities to participate as they would have at an in-person meeting.

Attached to this letter are a Notice of Annual Meeting of Shareholders and Proxy Statement, which describe the business to be conducted at the meeting.

At this year’s meeting, you will be asked to:
(1)	Elect four Class II director nominees listed in the Proxy Statement;
(2)	Approve, on a non-binding, advisory basis, the compensation of our named executive officers;
(3)	Ratify the appointment of Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global Limited, as the independent registered public accounting firm of the Company for 2025;
(4)	Approve the Varonis Systems, Inc. 2025 Employee Stock Purchase Plan;
(5)	Approve additional shares for issuance under the Amended and Restated Varonis Systems, Inc. 2023 Omnibus Equity Incentive Plan; and
(6)	Consider such other business as may properly come before the 2025 Annual Meeting of Shareholders and any adjournments or postponements thereof.
The Board of Directors recommends that you vote FOR each of the nominees listed in the Proxy Statement and FOR items 2, 3, 4, and 5.
Your vote is important. We encourage you to vote by any of the methods described below even if you currently plan to attend the Annual Meeting. By doing so, you will ensure that your shares are represented and voted at the Annual Meeting. If you decide to attend the Annual Meeting via the internet, you can still vote your shares if you wish.
On behalf of the Board of Directors, I thank you for your cooperation and for considering the matters presented in the Proxy Statement.
Very truly yours,

Chief Executive Officer, President
and Chairman of the Board of Directors

April 22, 2025

NOTICE OF 2025 ANNUAL MEETING OF

SHAREHOLDERS AND PROXY STATEMENT

DATE AND TIME:	June 5, 2025 at 8:30 a.m., Eastern Daylight Time

PLACE:	The 2025 Annual Meeting of Shareholders (the “Annual Meeting”) will be held in a virtual format at the following virtual meeting site: www.virtualshareholdermeeting.com/VRNS2025

ITEMS OF BUSINESS:	(1)	To elect four Class II director nominees listed in the Proxy Statement;

	(2)	To approve, on a non-binding, advisory basis, the compensation of our named executive officers;

	(3)	To ratify the appointment of Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global Limited (“E&Y”), as the independent registered public accounting firm of the Company for 2025;

	(4)	To approve the Varonis Systems, Inc. 2025 Employee Stock Purchase Plan;

	(5)	To approve additional shares for issuance under the Amended and Restated Varonis Systems, Inc. 2023 Omnibus Equity Incentive Plan; and

	(6)	To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

These items of business are more fully described in the Proxy Statement accompanying this Notice of 2025 Annual Meeting of Shareholders.

WHO CAN VOTE:	The record date for the Annual Meeting is April 10, 2025. Only shareholders of record at the close of business on that date may vote at the Annual Meeting or any adjournment thereof.

VOTING:
Whether or not you expect to attend the Annual Meeting, we urge you to vote your shares by telephone, through the internet or by mailing your completed and signed proxy card (or voting instruction form, if you hold your shares through a broker, bank or other nominee). Even if you have voted by proxy card, you may still vote if you attend the Annual Meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee, then you are the “beneficial owner of shares held in street name.” As a beneficial owner, if you wish to vote at the Annual Meeting, you must obtain a proxy issued in your name from that record holder.

SHAREHOLDER LIST:
A list of the names of shareholders entitled to vote at the Annual Meeting will be available to shareholders for ten days prior to the Annual Meeting for any purpose germane to the Annual Meeting. Please contact Tim Perz, Vice President of Investor Relations, at tperz@varonis.com or at (646) 640-2112, if you wish to examine the list prior to the Annual Meeting. The shareholder list will also be available during the Annual Meeting for examination by any shareholder at www.virtualshareholdermeeting.com/VRNS2025.

By Order of the Board of Directors,

Vice President, General Counsel
and Corporate Secretary
April 22, 2025
Miami, FL
Important notice regarding the availability of Proxy materials for the meeting to be held virtually on June 5, 2025 at 8:30 a.m., Eastern Daylight Time at www.virtualshareholdermeeting.com/VRNS2025.
This Notice of the 2025 Annual Meeting of Shareholders of Varonis Systems Inc. (“we”, “us”, “Varonis”, or the “Company”) and the accompanying Proxy Statement are being distributed or made available, as the case may be, on or about April 22, 2025, and the Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 are available at www.proxyvote.com.

2024 FINANCIAL BUSINESS HIGHLIGHTS

In 2024, Varonis continued to execute on its transition to a SaaS delivery model, which showed growing momentum throughout the year due to strong demand from both new and existing customers. We continued to innovate to provide more coverage and automation to our customers and better protect their data wherever it lives. We finished the year with a number of key highlights including:

$641.9M

Annual Recurring Revenues

(As of Dec. 31, 2024 — 18% y/y Growth)

53%

SaaS ARR as a % of Total ARR

$115.2M

Cash Flow from Operations

$108.5M

Free Cash Flow

$460M

Issuance of Convertible Senior Notes

- **ServiceNow**
- **Databricks**
- **Google Cloud**
- **AWS**
- **Snowflake**
- **Varonis for Microsoft 365 Copilot**
- **Universal Database Connector**

Product Coverage Expansion

i

PROXY STATEMENT SUMMARY	1
PROPOSALS REQUIRING YOUR VOTE	4
PROPOSAL NO. 1: ELECTION OF DIRECTORS	4
PROPOSAL NO. 2: NON-BINDING VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS	8
PROPOSAL NO. 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	9
PROPOSAL NO. 4: APPROVAL OF THE VARONIS SYSTEMS, INC. 2025 EMPLOYEE STOCK PURCHASE PLAN	11
PROPOSAL NO. 5: APPROVAL OF ADDITIONAL SHARES FOR ISSUANCE UNDER THE AMENDED AND RESTATED VARONIS SYSTEMS, INC. 2023 OMNIBUS EQUITY INCENTIVE PLAN	14
INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE	20
CORPORATE RESPONSIBILITY	29
EXECUTIVE OFFICERS	31
AUDIT COMMITTEE REPORT	31
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	33
COMPENSATION DISCUSSION AND ANALYSIS	35
REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS	47
EXECUTIVE COMPENSATION	48
DIRECTOR COMPENSATION	53
CHIEF EXECUTIVE OFFICER PAY RATIO	55
PAY VERSUS PERFORMANCE	56
EQUITY COMPENSATION PLAN INFORMATION	59
TRANSACTIONS WITH RELATED PERSONS	59
QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING	61
OTHER MATTERS	64
DELINQUENT SECTION 16(A) REPORTS	64
APPENDIX A – VARONIS SYSTEMS, INC. 2025 EMPLOYEE STOCK PURCHASE PLAN	A-1
APPENDIX B – ADDITIONAL SHARES FOR ISSUANCE UNDER THE AMENDED AND RESTATED VARONIS SYSTEMS, INC. 2023 OMNIBUS EQUITY INCENTIVE PLAN (REFLECTING PROPOSED AMENDMENT)	B-1
APPENDIX C – NON-GAAP RECONCILIATION	C-1

ii

PROXY STATEMENT SUMMARY

This Proxy Statement is being furnished to the shareholders of Varonis Systems, Inc., a Delaware corporation, in connection with the solicitation of proxies by our Board of Directors for use at the 2025 Annual Meeting of Shareholders to be held at the date and place detailed below. This summary highlights information about the Company and certain information contained elsewhere in this Proxy Statement. You should read the entire Proxy Statement carefully before voting.
2025 ANNUAL MEETING OF SHAREHOLDERS

Place: www.virtualshareholdermeeting.com/VRNS2025	Date: June 5, 2025
Record Date: April 10, 2025	Time: 8:30 a.m., Eastern Daylight Time

Voting Matters and Board Recommendations

Proposal	Board Vote Recommendation	Page
Proposal 1 – Election of Directors	FOR each of the nominees	4
Proposal 2 – Advisory Vote to Approve Executive Compensation	FOR	8
Proposal 3 – Auditor Ratification Proposal	FOR	9
Proposal 4 – Approval of Varonis Systems, Inc. 2025 Employee Stock Purchase Plan	FOR	11
Proposal 5 – Approval of Additional Shares for Issuance Under the Amended and Restated Varonis Systems, Inc. 2023 Omnibus Equity Incentive Plan	FOR	14

Casting Your Vote

	How to Vote	Shareholders of Record (Shares registered in your name with Varonis’s transfer agent)	Street Name Holders (Shares held through a Broker, Bank or Other Nominee)
Internet	Visit the applicable voting website	www.proxyvote.com	www.proxyvote.com
Telephone	Within the United States, U.S. Territories and Canada, call toll-free	1-800-690-6903	Refer to voting instruction form.
Mail	Complete, sign and mail your proxy card or voting instruction form in the self-addressed envelope provided to you.
Virtually	Vote during the Annual Meeting by visiting www.virtualshareholdermeeting.com/VRNS2025		Refer to voting instruction form.

1

Board Nominees
You are being asked to vote on the following four nominees for directors to serve in Class II, with a term expiring at the 2028 Annual Meeting of Shareholders. Information about each director’s experiences, qualifications, attributes and skills can be found in the section below titled “Proposal No. 1: Election of Directors”.

Name	Age	Director Since	Independent	Committee Memberships
				AC	CC	NCGC	TC
Carlos Aued	66	2022	Yes
Kevin Comolli	65	2004	Yes
John J. Gavin, Jr.	69	2013	Yes
Fred van den Bosch	78	2013	Yes

AC: Audit Committee	- Committee Chairperson
CC: Compensation Committee
NCGC: Nominating and Corporate Governance Committee
TC: Technology Committee

CORPORATE GOVERNANCE HIGHLIGHTS

•
10 of our 11 Directors are independent
•
Independent Lead Director
•
Our Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee consist solely of independent directors
•
Approximately 55% of directors are gender and/or ethnically diverse, including two female directors
•
Robust risk oversight by Board and committees
•
Executive sessions of independent directors

•
At least 75% average Board and committee meeting attendance for each director in 2024
•
Focus on board refreshment, with 60% of the Company’s independent directors having served ten years or fewer, and more than 25% of the Company’s directors having joined since 2021
•
Annual Board and Board committee self-evaluations
•
No shareholder rights plan or “poison pill”
•
Single class of shares so that all shareholders have an equal vote

•
Comprehensive code of ethics and business conduct and corporate governance guidelines (“Corporate Governance Guidelines”)
•
Compensation “claw-back” policy
•
Stock ownership guidelines for directors and executive officers
•
Policy prohibiting hedging and pledging of shares owned by directors, executive officers and employees

2

Board Skills and Experience
Our Board takes a holistic approach to building its composition with directors who collectively add significant value to the Company’s strategic decisions and who enable the Board as a whole to provide oversight of management and accountability to our shareholders. The Board and the Nominating and Corporate Governance Committee believe the skills, qualities, attributes, experience and diversity of backgrounds of our directors provide us with a diverse range of perspectives to effectively address our evolving needs and represent the best interests of our shareholders.

Carlos Aued	Kevin Comolli	Yaki Faitelson	John J. Gavin, Jr.	Gili Iohan	Avrohom J. Kess	Ohad Korkus	Tom Mendoza	Rachel Prishkolnik	Ofer Segev	Fred van den Bosch
Industry and IT/Technical Expertise	●	●	●	●	●		●	●		●	●
Global/International Experience	●	●	●	●	●	●	●	●	●	●	●
Senior Leadership Experience	●	●	●	●	●	●	●	●	●	●	●
Sales and Marketing Experience	●	●	●	●	●			●		●	●
Diversity	●		●		●		●		●	●	
Emerging Technologies Experience	●	●	●		●		●				●
Cloud Computing	●	●	●				●				●
Financial Knowledge		●	●	●	●	●			●	●	●
Governance, Risk Oversight and Compliance		●	●	●	●	●		●	●	●	
Human Capital Management		●	●	●	●	●		●	●	●	●
Other Public Company Board Experience				●	●			●	●	●	●

3

PROPOSALS REQUIRING YOUR VOTE
PROPOSAL NO. 1: ELECTION OF DIRECTORS
Pursuant to our Amended and Restated Certificate of Incorporation, the Board of Directors is divided into three classes. We refer to these classes as Class I, Class II and Class III, with members of each class holding office for staggered three-year terms. The terms of our directors will expire upon the election and qualification of successor directors (which may be incumbent directors) as follows: for Class II directors, at the Annual Meeting; for Class III directors, at the 2026 Annual Meeting of Shareholders; and for Class I directors, at the 2027 Annual Meeting of Shareholders.
The Board of Directors presently has 11 members. As stated above, the term of each of the four Class II directors expire at the Annual Meeting. If elected at the Annual Meeting, each of the director nominees will serve until the 2028 Annual Meeting of Shareholders and until a successor has been duly elected and qualified, or, if sooner, until the director’s death, resignation or removal.
Directors are elected by a plurality of the votes cast by the holders of shares entitled to vote on the election of directors. Accordingly, the four nominees receiving the highest number of affirmative “for” votes will be elected. Each person nominated for election has consented to being named in this Proxy Statement and to serve if elected. The nominees are not being nominated pursuant to any arrangement or understanding with any person.
Shares represented by executed proxies will be voted, if authority to do so is not withheld, “for” the election of the nominees named below. If any nominee becomes unavailable for election as a result of any presently unforeseen reason, the persons named as proxies will have the right to use their discretion to vote shares pursuant to such proxy for a substitute. Our Board of Directors has no reason to believe that any substitute nominee or nominees will be required, and all of the nominees have indicated that they will be willing and able to serve as directors.
The following is a brief biography of each nominee and each director whose term will continue after the Annual Meeting.

CLASS II DIRECTOR NOMINEES

CARLOS AUED	Age: 66
Position, Principal Occupation and Professional Experience:
Director, Varonis Systems, Inc. Mr. Aued has served as a director of the Company since January 2022. Mr. Aued served as Leader of Systems Architect/Systems Engineers in a number of verticals, including healthcare, retail, financial, education and public sector over the last 25 years at Cisco Systems, Inc until his retirement in December 2021. Prior to that, Mr. Aued held pre-sales technology leadership positions with a number of companies including Micom, Unisys and BayNetworks.

Other Current and Past Directorships: None.
Director Qualifications: Our Board of Directors believes that Mr. Aued possesses specific attributes that qualify him to serve as a director, including his experience in leadership roles at a large corporation and expertise in the areas of technology and sales.

KEVIN COMOLLI	Age: 65
Position, Principal Occupation and Professional Experience:
Partner, Accel. Mr. Comolli has served as a director of the Company since 2004. Mr. Comolli has been a partner at Accel, a global venture capital and growth equity firm, since 2000.

Other Current and Past Directorships: Mr. Comolli has experience serving as a director of more than ten private software companies.
Director Qualifications: Our Board of Directors believes that Mr. Comolli possesses specific attributes that qualify him to serve as a director, including his experience in the software and technology industry as an investment professional, his experience as a senior leader involved with global emerging software, technology and cloud computing companies, and as a member of the boards of other companies in the industry.

JOHN J. GAVIN, JR.	Age: 69
Position, Principal Occupation and Professional Experience:
Director, Varonis Systems, Inc. Mr. Gavin has served as a director of the Company since 2013. Mr. Gavin is an industry veteran with more than 40 years of financial and operational management experience. He most recently served as the Executive Vice President and Chief Financial Officer for BladeLogic, a leading data center automation software provider, from 2007 to 2008. Prior to joining BladeLogic, Mr. Gavin served as the Chief Financial Officer for several companies, including Data General Corporation, Cambridge Technology Partners (CTP) and NaviSite, Inc. Mr. Gavin also worked in various positions in the audit practice of Price Waterhouse from 1978 to 1988.

Other Current and Past Directorships: Mr. Gavin served as a director of Cimpress plc (Nasdaq: CMPR) from 2006 to 2021. Mr. Gavin also served as a director of BroadSoft, Inc. from 2010 to 2018, Qlik Technologies Inc. from 2010 to 2016, and Ascential Software from 2001 to 2004.

Director Qualifications: Our Board of Directors believes that Mr. Gavin possesses specific attributes that qualify him to serve as a director, including his experience as a chief financial officer of multiple public companies, as a member of the board, audit, compensation and nominating & governance committees of other publicly traded companies in the software and technology industry, and for his financial, risk oversight and compliance expertise and his expertise with international direct sales organizations in the software industry.

4

FRED VAN DEN BOSCH	Age: 78
Position, Principal Occupation and Professional Experience:
Director, Varonis Systems, Inc. Mr. van den Bosch has served a director of the Company since 2013. He has been a business consultant and private investor since 2015. Mr. van den Bosch has been involved in the architecture and design of hardware and software systems for multiple technology companies. His background spans many technical disciplines including operating systems, storage management, high performance computing, enterprise software-as-a-service, application performance monitoring, and software engineering. Previously, he served as Chief Executive Officer of Librato, Inc. Before that, he served as Chief Executive Officer of PANTA Systems, Inc., as Executive Vice President Engineering and Chief Technology Officer at VERITAS Software, Inc., and in various engineering and management positions at the Computer Systems Division of Philips Electronics. Mr. van den Bosch also serves as an advisor to Tabnine Ltd., OSNexus, Inc., and Thehintbox!, Inc.

Other Current and Past Directorships: Mr. van den Bosch serves as a director of Chunk Food Inc., MounTavor Inc., Kaholo Ltd., Today Boost Ltd. and Trailze Ltd., all of which are private companies. Mr. van den Bosch previously served as a director of VERITAS Software, Inc., Librato Inc., Neebula Systems Ltd., and numerous other private companies.

Director Qualifications: Our Board of Directors believes that Mr. van den Bosch possesses specific attributes that qualify him to serve as a director, including his many years of operational experience from holding various executive positions at software and technology companies, including chief executive officer and chief technology officer, and his patent and licensing expertise.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE
FOR THE ELECTION OF EACH NOMINEE LISTED ABOVE AS A CLASS II DIRECTOR,
FOR A THREE-YEAR TERM EXPIRING AT THE 2028 ANNUAL MEETING OF SHAREHOLDERS

5

CONTINUING DIRECTORS
Class III Directors Whose Term Expires in 2026

YAKOV FAITELSON	Age: 49
Position, Principal Occupation and Professional Experience:
Chief Executive Officer, President, Co-founder and Chairman, Varonis Systems, Inc. Mr. Faitelson is our co-founder and has served as our Chief Executive Officer, President and Chairman of the Board of Directors since 2004. Together with Mr. Korkus, Mr. Faitelson conceived and developed the MetaData Framework technology that now serves as the foundation for the Varonis Data Security Platform. With extensive cross-functional experience in storage, networking, operating systems and application software, Mr. Faitelson leads the management, strategic direction and execution of the Company’s vision. Prior to becoming our Chief Executive Officer, President and Chairman, Mr. Faitelson held leadership positions in the global professional services and systems integration divisions of NetVision, Inc. and NetApp, Inc.

Other Current and Past Directorships: None.
Director Qualifications: Our Board of Directors believes that Mr. Faitelson possesses specific attributes that qualify him to serve as a director, including his long history as our co-founder and Chief Executive Officer and the associated knowledge and perspective he brings, his deep understanding of the software and technology industry, and his operational experience from holding various leadership positions at technology companies.

THOMAS F. MENDOZA	Age: 74
Position, Principal Occupation and Professional Experience:
Director, Varonis Systems, Inc. Mr. Mendoza has served as a director since 2015. Mr. Mendoza was the Vice Chairman of NetApp, Inc., a storage and data management solutions provider, from March 2008 to August 2019, and was President of NetApp, Inc. from October 2000 to March 2008. Prior to 2000, he held a number of senior positions at NetApp, Inc., including Senior Vice President, Worldwide Sales and Marketing, Senior Vice President, Worldwide Sales, and Vice President, North American Sales.

Other Current and Past Directorships: Mr. Mendoza previously served as a director of UiPath (NYSE: PATH) from 2017 to 2021 and ServiceSource International, Inc (Nasdaq: SREV) from 2011 to 2019, as well as a director of many private technology companies.

Director Qualifications: Our Board of Directors believes that Mr. Mendoza possesses specific attributes that qualify him to serve as a director, including his operational experience from holding various leadership positions at multiple global companies, his sales and marketing experience in the software and technology industry, and his experience serving as a director on other public company boards.

AVROHOM J. KESS	Age: 56
Position, Principal Occupation and Professional Experience:
Vice Chairman and Chief Legal Officer, The Travelers Companies, Inc. Mr. Kess has served as a director since January 2022. Mr. Kess has been Vice Chairman and Chief Legal Officer of The Travelers Companies, Inc. since December 2016. Prior to that, Mr. Kess was a partner, member of the Corporate Department and Head of the Public Company Advisory Practice at the law firm of Simpson Thacher & Bartlett LLP, which he joined in 1995.

Other Current and Past Directorships: None.
Director Qualifications: Our Board of Directors believes that Mr. Kess possesses specific attributes that qualify him to serve as a director, including his significant experience and expertise in the areas of law, risk management oversight, corporate transactional matters, executive compensation policies, practices and disclosures and corporate governance, including environmental, social and governance matters and disclosure.

OHAD KORKUS	Age: 46
Position, Principal Occupation and Professional Experience:
Director and Co-founder, Varonis Systems, Inc. Mr. Korkus is our co-founder and has served as a director since 2007. He also served as the Company’s Chief Technology Officer from 2007 until February 2018. Mr. Korkus has created several patents for permissions visualization, simulation and data analysis, and, together with Mr. Faitelson, conceived and developed the MetaData Framework technology that now serves as the foundation for the Varonis Data Security Platform. Prior to joining us, Mr. Korkus was responsible for architecture, design and development of solutions at NetVision, Inc. and NetApp, Inc.

Other Current and Past Directorships: None.
Director Qualifications: Our Board of Directors believes that Mr. Korkus possesses specific attributes that qualify him to serve as a director, including his long history as our co-founder and Chief Technology Officer at our Company and his significant experience across multiple technical disciplines, including engineering, storage, networking, operating systems and software development.

6

Class I Directors Whose Term Expires in 2027

GILI IOHAN	Age: 49
Position, Principal Occupation and Professional Experience:
Partner, Ion Crossover Partners. Ms. Iohan has served as a director since April 2017. Ms. Iohan is a partner at Ion Crossover Partners, an investment firm. Ms. Iohan served as the Company’s first Chief Financial Officer from 2005 until March 2017. During her twelve-year tenure, she was responsible for the Company’s finance, accounting, back-office operations and human resources. Prior to joining us, Ms. Iohan was a partner at NextAge Co. Ltd. for six years, a firm specializing in providing customized budgeting and controllership environments, strategic business planning and structuring, financial and accounting issue resolution for businesses of all sizes. While at NextAge Co. Ltd., Ms. Iohan served as a Chief Financial Officer and Strategic Financial Consultant for several companies, including SolarEdge. Previously, Ms. Iohan served as a Senior Financial Manager at M-Systems Inc. and held a position at KPMG LLP.

Other Current and Past Directorships: Ms. Iohan serves as a director at Fiverr International Ltd (NYSE: FVRR), and Monday.com (Nasdaq: MNDY) and Cato Networks Ltd, and served as a director at SimilarWeb (NYSE: SMWB) until March 2024.

Director Qualifications: Our Board of Directors believes that Ms. Iohan possesses specific attributes that qualify her to serve as a director, including her long history at our Company, her experience as a Chief Financial Officer of several global software and technology companies, her experience serving as a director on other public company boards, and her human capital management experience.

RACHEL PRISHKOLNIK	Age: 57
Position, Principal Occupation and Professional Experience:
Legal Counsel, SolarEdge Technologies, Inc. Ms. Prishkolnik has served as a director since May 2021. Ms. Prishkolnik was Vice President, General Counsel and Corporate Secretary of SolarEdge Technologies, Inc. (“SolarEdge”), a global leader in smart energy technology publicly traded on the Nasdaq Global Select Market, since 2010. On December 27, 2024, Ms. Prishkolnik announced that she will be retiring from SolarEdge and will assist with the transition until the end of August 2025. Prior to joining SolarEdge, Ms. Prishkolnik served as the Vice President, General Counsel & Corporate Secretary of Gilat Satellite Networks Ltd. (“Gilat”). At Gilat she held various positions beginning as Legal Counsel in 2001 and becoming Corporate Secretary in 2004 and Vice President, General Counsel in 2007. Prior to Gilat, she worked at the law firm of Jeffer, Mangels, Butler & Marmaro LLP in Los Angeles. Ms. Prishkolnik holds an LLB law degree from the Faculty of Law at the Tel Aviv University and a B.A. from Wesleyan University in Connecticut. She is licensed to practice law and is a member of the Israeli Bar.

Other Current and Past Directorships: None.
Director Qualifications: Our Board of Directors believes that Ms. Prishkolnik possesses specific attributes that qualify her to serve as a director, including her experience as a General Counsel of a publicly traded company with experience navigating complex legal, regulatory and corporate governance matters.

OFER SEGEV	Age: 65
Position, Principal Occupation and Professional Experience:
Chief Financial Officer, Windward Ltd. Mr. Segev has served as a director since 2015. Since 2019, he has served as Chief Financial Officer at Windward Ltd, a predictive intelligence company serving the global maritime industry, and has served as a director of the company since December 2021. From February 2017 to October 2019, Mr. Segev served as the Chief Financial Officer and Chief Operating Officer at AlgoSec, Inc., a network security policy management solutions provider. Prior to joining AlgoSec, from November 2014 to April 2015, he served as the Vice President of Finance and Chief Financial Officer of AudioCodes Limited, a communications company publicly traded on the Nasdaq Global Select Market. Prior to AudioCodes, Mr. Segev served at different times as the Chief Executive Officer and Chief Financial Officer of Ness Technologies, Inc., a provider of IT services whose shares were formerly traded on the Nasdaq Global Select Market. Mr. Segev has also been the Chief Executive Officer and Chief Financial Officer of various other companies, including Attunity, and was a partner at Ernst & Young.

Other Current and Past Directorships: Mr. Segev serves as a director at Windward Ltd. (LON: WNWD) and previously served as a director at Ness Technologies Srl from 2012 to 2014.
Director Qualifications: Our Board of Directors believes that Mr. Segev possesses specific attributes that qualify him to serve as a director, including his more than 25 years of management and financial experience in the global high-tech and service sectors which he gained by serving as Chief Executive Officer and Chief Financial Officer of several companies, including publicly traded companies and his experience serving as a director on other public company boards.

7

PROPOSAL NO. 2: NON-BINDING VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
The Company is requesting that shareholders vote, on a non-binding basis, to approve the compensation of our named executive officers as disclosed in accordance with the rules and regulations of the SEC in the “Compensation Discussion and Analysis” section and the compensation tables and accompanying narrative discussion in the “Executive Compensation” section of this Proxy Statement. This proposal, commonly known as a “say-on-pay” proposal, gives our shareholders the opportunity to express their views on our named executive officers’ compensation as a whole.
Our executive compensation scheme is designed to motivate and reward exceptional performance in a straightforward and effective way, while also recognizing the size, scope, and notable achievements of our business. We believe that the compensation of our named executive officers reflects the Company’s performance in a challenging macro-economic environment measured against challenging performance goals and that the information we have provided in the “Executive Compensation” section of this Proxy Statement and, in particular, the information discussed in the section titled “Compensation Discussion and Analysis,” demonstrates that our executive compensation program has been designed appropriately and is working to ensure management’s interests are aligned with our shareholders’ interests to support long-term value creation.
This vote is not intended to address any specific item of compensation or any specific named executive officer, but rather the overall compensation of all of our named executive officers and the philosophy, policies and practices described in this Proxy Statement. In accordance with the results of the vote we conducted at the 2024 Annual Meeting of Shareholders on the frequency of say-on-pay votes, we present a say-on-pay vote every year.
The say-on-pay vote is advisory and therefore is not binding on us, our Compensation Committee or our Board of Directors. The say-on-pay vote will, however, provide information to us regarding investor sentiment about our executive compensation philosophy, policies and practices, which our Compensation Committee will be able to consider when determining executive compensation going forward. Our Board of Directors and our Compensation Committee value the opinions of our shareholders. To the extent there is any significant vote against the compensation of our named executive officers, as disclosed in this Proxy Statement, we will endeavor to communicate with shareholders to better understand the concerns that influenced the vote and consider those concerns and our Compensation Committee will evaluate whether any actions are necessary to address those concerns.
We encourage shareholders to review the executive compensation disclosure in the “Compensation Discussion and Analysis” section and the compensation tables and accompanying narrative discussion in the “Executive Compensation” section of this Proxy Statement for the details of how our executive compensation policies and procedures operate and are designed to achieve the Company’s compensation objectives.
The affirmative vote of the holders of shares representing a majority of the voting power of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to approve this Proposal No. 2. We ask our shareholders to vote in favor of the following resolution at the Annual Meeting:
“RESOLVED, that the compensation paid to the named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the ‘Compensation Discussion and Analysis’ and the compensation tables and related narrative discussion under ‘Executive Compensation’ is hereby approved.”
THE BOARD OF DIRECTORS RECOMMENDS A VOTE
FOR THE APPROVAL OF THE COMPENSATION OF THE COMPANY’S NAMED
EXECUTIVE OFFICERS.

8

PROPOSAL NO. 3: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee is responsible for the appointment, compensation, retention and oversight of the independent registered public accounting firm retained to audit the Company’s financial statements. The Audit Committee has selected E&Y as our independent registered public accounting firm for the fiscal year ending December 31, 2025. E&Y has audited our financial statements since the fiscal year ended December 31, 2007. Representatives of E&Y are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.
Although shareholder ratification is not required by our bylaws or otherwise, the Board of Directors is submitting the selection of E&Y to our shareholders for ratification because we value our shareholders’ views on the Company’s independent registered public accounting firm. If our shareholders do not ratify the selection, it will be considered notice to the Board of Directors and the Audit Committee to consider the selection of a different firm. Even if the selection is ratified, the Audit Committee, in its discretion, may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our shareholders.
As part of the evaluation of its independent registered public accounting firm, the Audit Committee periodically considers whether there should be a regular rotation of the independent registered public accounting firm. In addition, in connection with the mandated rotation of the independent registered public accounting firm’s lead audit partner, the Audit Committee and the Audit Committee Chairperson are directly involved in the selection of E&Y’s lead audit partner. The Audit Committee and the Board of Directors believe that the continued retention of E&Y to serve as the Company’s independent registered public accounting firm is in the best interests of the Company and our shareholders.
Fees and Services
The following table represents aggregate fees billed to the Company for the fiscal years ended December 31, 2024 and December 31, 2023 by E&Y, our independent registered public accounting firm.

	Fiscal Year Ended
	2024	2023
	(in thousands)
Audit Fees(1)	$1,157	$816
Tax Fees(2)	298	252
All Other Fees(3)	451	51
Total Fees	$1,906	$1,119

(1)
Audit fees relate to professional services rendered for the audits of our annual consolidated financial statements and the reviews of our quarterly consolidated financial statements. These services include fees for the issuance of convertible senior notes in September 2024.

(2)	Tax fees consist of professional services for tax compliance, tax advice and tax planning.
(3)	All other fees relate to capital market advisory services.
All fees described above were pre-approved by the Audit Committee in accordance with the requirements of Regulation S-X under the Exchange Act, as described below.
Pre-Approval Policies and Procedures
Our Audit Committee has established a policy for the pre-approval of all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services, all of which are permitted to be provided by an independent registered public accounting firm under applicable securities laws.
Before it may be engaged for the fiscal year’s audit, the independent registered public accounting firm submits to the Audit Committee for approval a description of services it expects to render during that year.
The Audit Committee pre-approves particular services or categories of services on a case-by-case basis. In assessing whether to approve the use of our independent registered public accounting firm for permitted non-audit services, our Audit Committee tries to minimize relationships that could appear to impair the objectivity of our independent registered public accounting firm. The fees are budgeted, and the Audit Committee requires the independent registered public accounting firm and management to report actual fees versus budgeted fees periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage the independent registered public accounting firm for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee must pre-approve the services before engaging the independent registered public accounting firm for such services.

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The affirmative vote of the holders of shares representing a majority of the voting power of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to ratify the selection of E&Y.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE
FOR THE RATIFICATION OF THE APPOINTMENT OF E&Y AS
THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
FOR 2025.

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PROPOSAL NO. 4: APPROVAL OF THE VARONIS SYSTEMS, INC. 2025 EMPLOYEE STOCK PURCHASE PLAN
OVERVIEW
In Proposal 4, shareholders are being asked to approve the Company’s 2025 Employee Stock Purchase Plan (the “ESPP”) and the material terms thereunder. The Board approved the ESPP, subject to shareholder approval at the 2025 Annual Meeting. The ESPP will become effective upon the approval by the Company’s shareholders. Regardless of whether or not our shareholders approve the ESPP, the Company’s 2015 Employee Stock Purchase Plan expires pursuant to its terms on June 30, 2025 (meaning the current offering period thereunder is the final offering period).
The ESPP is described in more detail below. A copy of the ESPP is attached to this Proxy Statement as Appendix A.
Why Shareholders Should Vote to Approve the ESPP
The ESPP will authorize the issuance of 8,000,000 shares of Common Stock.
The primary purpose of the ESPP will be to provide eligible employees with an opportunity to participate in the ownership of our company by purchasing Common Stock through payroll deductions so that they may increase their proprietary interest in our success and to align employee interests to those of our shareholders. Therefore, the ESPP is intended to benefit the Company as well as its shareholders and employees. The ESPP gives employees an opportunity to purchase shares of Common Stock at a discounted price.
The Company firmly believes that the ESPP is a powerful incentive and retention tool that will benefit all of our shareholders. Specifically, the ESPP will enable the Company to: (1) provide eligible employees with a convenient means of acquiring an equity interest in the Company through payroll deductions, (2) enhance such employees’ sense of participation in the affairs of the Company, and (3) provide an incentive for continued employment. The ESPP will also align the interests of employees with those of shareholders through increased stock ownership.
In determining whether to approve the ESPP, the Board considered that the Company expects the proposed aggregate share reserve under the ESPP to provide us with enough shares for the operation of the ESPP for the next ten years, noting that future circumstances, including employee participation rates and changes in our stock price, may change this. We cannot predict our future share usage under the ESPP, the future price of our shares of Common Stock or future hiring activity with any degree of certainty at this time, and the share reserve under the ESPP could last for a shorter or longer time. The Board has determined that the size of the share reserve under the ESPP is reasonable and appropriate at this time.
Further, the Company’s 2015 Employee Stock Purchase Plan expires pursuant to its terms on June 30, 2025. Company employees value the benefits available under an employee stock purchase plan, and not being able to offer those benefits puts us at a disadvantage as we compete for talent against companies that offer employee stock purchase plans.
SUMMARY OF THE ESPP
This section summarizes certain principal features of the ESPP. The summary is qualified in its entirety by reference to the complete text of the ESPP.
On April 17, 2025, the Board adopted the ESPP, subject to shareholder approval at the 2025 Annual Meeting. Subject to approval of our shareholders, the ESPP will become effective as of June 5, 2025.
The purpose of the ESPP is to provide our eligible employees the opportunity to become shareholders through the purchase of shares of our common stock. We believe that our future success depends, in large part, upon our ability to maintain a competitive position in attracting, retaining and motivating key personnel, and we believe that the ability to participate in the ESPP is an attractive feature for our employees and potential employees. The Board believes that it is in the best interest of the Company and its shareholders to approve the ESPP.
The following description is a summary of the material terms of the ESPP and is qualified in its entirety by reference to the ESPP, a copy of which is attached to this proxy statement as Appendix A. You can request a copy of the ESPP by writing to Varonis Systems, Inc., Attn: Legal Department, 801 Brickell Ave, Miami, FL 33131. A copy of the ESPP, which is attached to the electronic copy of this proxy statement filed with the SEC, also may be accessed at www.sec.gov.
Administration
The ESPP will be administered by the Board, which may delegate its authority to the Compensation Committee. Subject to the terms and conditions of the ESPP, the Board or Compensation Committee has authority to manage and control the operation of the ESPP, conclusively interpret and construe the provisions of the ESPP, prescribe, amend and rescind rules, regulations and procedures relating to the ESPP, correct any defect or omission and reconcile any inconsistency in the ESPP and make all other determinations and take all other actions as it deems necessary or desirable for implementation and administration of the ESPP. The Board or Compensation Committee has the authority to appoint a “Plan Administrator” and to grant the Plan Administrator such authority to administer the plan as the Board or Compensation Committee deems necessary or desirable.
Amendment/Termination of the ESPP
The Board or the Compensation Committee may amend the ESPP at any time. However, the ESPP may not be amended in any way that will cause rights issued thereunder to fail to meet the requirements for employee stock purchase plans as defined in Section 423 of the Internal Revenue Code of 1986, as amended (the “Code”), including shareholder approval if required. The Board or the Compensation Committee can terminate the ESPP at any time. Upon termination of the ESPP, all amounts in the accounts of participants shall be promptly refunded.

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Share Reserve
The maximum number of shares of common stock reserved for issuance under the ESPP is limited to 8,000,000 shares upon the effective date of the ESPP. The closing price of a share of our common stock on the Nasdaq Global Select Market on April 11, 2025 was $41.30.
The shares issuable under the ESPP may be made available from treasury shares, shares purchased on the open market, and newly authorized shares.
Eligibility and Participation
All of our employees and the employees of our participating subsidiaries who are regularly scheduled to work twenty (20) hours or more per week are eligible to participate in the ESPP. In order to be a participating subsidiary, a subsidiary must be our present or future subsidiary as defined under applicable Code rules, and be determined by the Board or the Compensation Committee to be a participating subsidiary. As of April 11, 2025, approximately 2,350 employees would have been eligible to participate in the ESPP, including our 5 named executive officers.
Participation in the ESPP is discretionary. Eligible employees may elect to become “Participants” in the ESPP by completing enrollment procedures in the time, form and manner specified by the Board, Compensation Committee or Plan Administrator. The enrollment procedures will authorize after-tax payroll deductions from a Participant’s compensation in such amounts as authorized by the Participant. Participants may contribute up to fifteen percent (15%) of their compensation. Accumulated payroll deductions are credited to a Participant’s individual bookkeeping account under the ESPP.
Plan Operation
The ESPP permits Participants to purchase shares of our common stock using amounts deducted from their pay during approximately six month periods commencing on such dates as the Board of Compensation Committee determines (each, an “Offering Period”). As of the first day of an Offering Period (the “Grant Date”), each Participant will receive an option to purchase on the last day of the Offering Period the largest whole number of shares of common stock that can be purchased with the deductions accumulated as of the last day of the period (the “Exercise Date”). Notwithstanding the previous sentence, (a) no Participant will be granted an option on any Grant Date if the Participant, immediately after the option is granted, owns stock possessing five percent (5%) or more of the total combined voting power or value of all classes of shares of the Company or its subsidiaries, (b) for any calendar year, no Participant may purchase shares under the ESPP (or any other employee stock purchase plan of ours or any of our subsidiaries) having a fair market value (as determined as of the Grant Date) in excess of $25,000, and (c) no option granted under the ESPP will cover more than 2,500 shares of our common stock..
On the Exercise Date, each Participant whose participation in the ESPP for the Offering Period has not terminated will be deemed to have exercised his or her option with respect to that number of whole shares of our common stock equal to the quotient of (a) the balance in the Participant’s account as of the Exercise Date, and (b) the Option Price. The “Option Price” shall not be less than the lesser of (i) eighty-five (85%) of the fair market value of a share on the Grant Date or (ii) eighty-five (85%) of the fair market value of a share at the time that the option is exercised. In no event will the Option Price be less than the par value of the company’s common stock. Any amounts remaining in a Participant’s account as of any Exercise Date after the purchase of shares will be distributed to the Participant as soon as practicable after the Exercise Date.
Termination of Participation
A Participant may withdraw from the ESPP at any time, and his or her accumulated payroll deductions for the offering period in which the withdrawal occurred will be promptly refunded without interest to the Participant. Following withdrawal, no further payroll deductions will be collected from the participant with respect to the offering period in which such withdrawal occurs. A Participant may re-enroll in the ESPP for any subsequent offering period. A Participant’s purchase right will immediately terminate upon his or her cessation of employment or loss of eligible employee status. Any payroll deductions that the Participant may have made for the offering period in which such cessation of employment or loss of eligibility occurs will be refunded without interest and will not be applied to the purchase of common stock.
Adjustments
In the event of any merger, consolidation, stock dividend, stock split, recapitalization or other change affecting our common stock or otherwise there occurs an event involving the Company which in the discretion of the Board requires adjustment, the Board may make appropriate adjustments in (i) the number and class of shares or other securities that may be reserved for purchase, or purchased, under the ESPP, (ii) the option price, provided that in no event shall the option price be reduced to an amount that is lower than the par value of a share, and (iii) the 2,500 per option covered share limit.
Assignability
Neither the right of a Participant to purchase shares of our common stock under the ESPP, nor her or his account balance, may be transferred, pledged or assigned by the Participant other than by will or the laws of descent and distribution. An option to purchase shares granted under the ESPP may be exercised during a Participant’s lifetime only by the Participant.
Shareholder Rights
No Participant has any rights as a shareholder with respect to the shares covered by his or her purchase rights until the shares are actually purchased on behalf of the Participant and issued by us.
Term of the ESPP
The ESPP will continue in effect until the tenth anniversary of June 5, 2025 unless terminated prior to such date by the Board or the Compensation Committee as discussed above.

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Federal Income Tax Consequences
The following is a brief summary of the U.S. Federal income tax treatment that will generally apply to grants of options and purchases under the ESPP by U.S. taxpayers based on the current U.S. Federal income tax laws and regulations in effect on the date of this Proxy Statement, which are subject to change. This summary does not purport to be a complete description of the U.S. Federal income tax aspects of the ESPP and does not address all matters relevant to a particular participant based on their specific circumstances. The summary expressly does not discuss and a Participant may also be subject to foreign, state and local income taxes or the gift, estate, excise (including the rules applicable to deferred compensation under Section 409A of the Code), or other tax laws in connection with grants of options and purchases under the ESPP. We recommend that all Participants consult with their individual tax advisors to determine the applicability of the tax rules to their participation in the ESPP in their personal circumstances.
No income will be taxable to a Participant upon the grant of an option under the ESPP (the grant of an option occurs at the commencement of each Offering Period) or at the time shares of our common stock are purchased under the ESPP. A Participant in the ESPP will become liable for tax upon the sale or disposition (including by way of gift) of the shares acquired upon exercise of an option, as summarized below.
Unless there is a disqualifying disposition, as described below, the Participant will recognize ordinary income equal to the lesser of (1) the excess of fair market value of the shares at time of such disposition over the amount paid for the shares, and (2) the excess of fair market value of the shares when the option was granted (at the commencement of the Offering Period) over the purchase price, and any additional gain/loss will be a long-term capital gain/loss. If the Participant holds the acquired shares for the periods described below, we will not be entitled to a deduction for Federal income tax purposes with respect to shares transferred to a Participant.
A disqualifying disposition occurs if the sale or disposition is less than two years after the date the option is granted (at the commencement of the Offering Period) or less than one year after the exercise date. If there is a disqualifying disposition of the shares, then the excess of (i) the fair market value of those shares on the exercise /purchase date over (ii) the exercise price paid for the shares will be taxable as ordinary income to the Participant. This excess will constitute ordinary income in the year of sale or other disposition even if no gain is realized on the sale or a gratuitous transfer of the shares is made. Any additional gain or loss recognized upon the disposition will be a capital gain or loss, long-term if the shares are held for more than 12 months. We will be entitled to a deduction for the taxable year in which such sale or disposition occurs in the same amount includible as compensation in the Participant’s gross income, subject to the limitation pursuant to Section 162(m) of the Code that denies deductions to publicly held corporations for compensation paid to certain senior executives that exceeds $1,000,000.
The ESPP is not subject to the Employee Retirement Income Security Act of 1974, as amended, or qualified under Section 401(a) of the Code.
New Plan Benefits
No purchase rights have been granted (and no shares have been issued) pursuant to the ESPP. If the ESPP is approved by our shareholders, the benefits that will be received by or allocated to eligible employees under the ESPP cannot be determined at this time because the amount of payroll deductions or other contributions made to purchase shares of our common stock under the ESPP is entirely within the discretion of each participant (subject to the limitations discussed above).
For illustrative purposes only, the following table sets forth the number of shares that the named executive officers and other groups of employees listed below purchased pursuant to the 2015 Employee Stock Purchase Plan through December 31, 2024:

Person or Group of Persons	Number of Shares Purchased Pursuant to the 2015 Employee Stock Purchase Plan
Yakov Faitelson	5,979
Guy Melamed	16,745
David Bass	0
James O’Boyle	17,126
Dov Gottlieb	1,834
Executive Officer Group	40,863
Non-Executive Officer Employee Group	2,836,373

Interests of Certain Persons in the ESPP
Our executive officers and certain employees will be eligible to participate in the ESPP if it is approved. Accordingly, such individuals have a substantial interest in the approval of this Proposal No. 4.
Form S-8 Registration Statement
We intend to file a registration statement on Form S-8 to register all of the shares of our common stock reserved for issuance under the ESPP as soon as reasonably practicable following receipt of shareholder approval of this proposal.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE VARONIS
SYSTEMS, INC. 2025 EMPLOYEE STOCK PURCHASE PLAN.

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PROPOSAL NO. 5: APPROVAL OF ADDITIONAL SHARES FOR ISSUANCE UNDER THE AMENDED AND RESTATED VARONIS SYSTEMS, INC. 2023 OMNIBUS EQUITY INCENTIVE PLAN
OVERVIEW
We are asking shareholders to approve an increase in the number of shares of Company Common Stock available for issuance under the Amended and Restated Varonis Systems, Inc. 2023 Omnibus Equity Incentive Plan (the “2023 Plan”). The 2023 Plan was approved in its current form by the Company’s shareholders on June 3, 2024 (the “Effective Date”), and our Board of Directors approved an increase in the number of shares available for issuance on April 17, 2025, subject to approval by our shareholders at our June 5, 2025 annual meeting.
After the proposed increase of 1,880,000 shares, a total of 6,570,813 shares will be available for new equity award grants under the 2023 Plan after June 5, 2025, plus any shares that otherwise would return to our 2013 Omnibus Equity Incentive Plan (generally as a result of award forfeiture or cancellation, such 2013 Plan, the “2013 Plan”), assuming no new awards between April 11, 2025 and June 5, 2025 (such increase, the “Increase”). Awards granted between April 11, 2025 and June 5, 2025 are expected to be minimal. However, for the avoidance of doubt, any shares covered by awards issued under the 2023 Plan prior to June 5, 2025 will reduce the number of shares available for issuance set forth in the first sentence in this paragraph. Currently, a total of 4,690,813 of shares are available for issuance under the 2023 Plan.
Other than the increase in the number of shares of Common Stock reserved for issuance described above, we are not proposing to make any other material changes to the 2023 Plan. The 2023 Plan will continue to provide incentive compensation through the grant of incentive stock options, non-qualified stock options, restricted shares, restricted stock units, performance shares, stock appreciation rights and other stock-based and cash awards.
As of April 11, 2025, 4,690,813 shares of Common Stock remained available for future grants of awards under the 2023 Plan. The closing price of a share of Common Stock on the Nasdaq Global Select Market on April 11, 2025 was $41.30.
We believe the ability to grant awards under the 2023 Plan is necessary to enable us to attract, motivate and retain directors and key employees, and to provide incentives for such individuals through Common Stock ownership and other rights that promote and recognize the financial success and growth of our Company.
Based upon recent equity award requirements, we believe that the proposed increase of 1,880,000 shares of Common Stock to be reserved for issuance under the 2023 Plan will be sufficient for equity awards for at least one year. However, the number of shares of Common Stock required for future grants is not currently known and is dependent upon several factors that cannot be predicted, including but not limited to the price of the Company’s Common Stock on future grant dates. See “Summary of the 2023 Plan-Key Equity Plan Data” for more details.
If shareholders do not approve the Increase, the 2023 Plan will continue in its current form, such that the Company may be significantly limited in its ability to attract and retain talent. As a result, in future years, we may not be able to continue to offer equity packages to our current employees and new employees, and thus may be less competitive than other companies that offer equity. We believe that this could impede our plans for growth and impair our ability to operate our business. In addition, if we are unable to grant competitive equity awards, we may be required to offer additional cash-based incentives to replace equity as a means of competing for talent, which we believe could adversely affect our reported earnings and financial results. We also believe that equity grants are a more effective compensation vehicle than cash awards because they better align the financial interests of employees with the interests of shareholders, and promote actions that result in long-term value creation.
If this Proposal No. 5 receives the requisite shareholder approval, the Company intends to register the additional shares of Common Stock available for issuance under the 2023 Plan on a registration statement on Form S-8 under the Securities Act as soon as reasonably practicable following receipt of approval.
Plan Governance Highlights
The 2023 Plan incorporates certain governance best practices, including:
•	Minimum vesting period of one year, except under certain limited circumstances and with permitted exceptions up to 5% of the share reserve.
•
Dividends and dividend equivalent rights, if any, on all awards will be subject to the same vesting requirements as the underlying award and will only be paid at the time those vesting requirements are satisfied.

•	No “liberal share recycling” of shares withheld upon exercise of stock options.
•	No dividends or dividend equivalents on options or stock appreciation rights.
•	Minimum 100% fair market value exercise price as of the date of grant for options and stock appreciation rights.
•	No “liberal” change in control definition.
•
No repricing of options or stock appreciation rights and no cash buyout of underwater options or stock appreciation rights without shareholder approval, except for certain equitable adjustments in connection with certain corporate transactions.

•	No excise tax gross-ups.
•	No “reloads” of options or stock appreciation rights.
SUMMARY OF THE 2023 PLAN
The following is a summary of certain material features of the 2023 Plan, which does not purport to be a complete description of all the provisions of 2023 Plan, and is qualified in its entirety by reference to the complete terms of the 2023 Plan attached hereto as Appendix B (which shows the changes as a result of the proposed Increase).
Shareholders are urged to read the actual text of the 2023 Plan. To the extent there is a conflict between this summary and the 2023 Plan, the terms of the 2023 Plan will govern.

14

Eligible Participants
Officers, directors and employees of the Company and its subsidiaries and consultants or others who may provide services to the Company and its subsidiaries are eligible to receive awards under the 2023 Plan. As of April 11, 2025, five executive officers and approximately 2,350 employees and 5 consultants and independent contractors were eligible to participate in the 2023 Plan. Additionally, all of our non-employee directors, which currently consists of ten individuals, will be eligible to participate.
Administration of the 2023 Plan
The 2023 Plan will be administered by the Compensation Committee. Subject to the terms of our 2023 Plan, the committee (or its designee) may select, from those eligible participants, the persons who will receive awards, the types of awards to be granted, any purchase price to be paid for shares covered by the awards, and the vesting (including acceleration of vesting), forfeiture and other terms and conditions of the awards, and will have the authority to make all other determinations necessary or advisable for the administration of the 2023 Plan. The Compensation Committee will also have the ability to construe and interpret the terms and provisions of the 2023 Plan (and any related award agreement) and to prescribe, amend and rescind rules relating to sub-plans established for the purpose of satisfying applicable foreign laws or for qualifying for favorable tax treatment under applicable foreign laws.
Available Shares
Subject to adjustment as provided in the 2023 Plan, and assuming shareholder approval of the Increase, a total of 6,570,813 shares of Common Stock will be authorized for issuance for awards granted under the 2023 Plan (which total includes shares of Common Stock underlying awards that are currently outstanding or are no longer available for issuance under the 2023 Plan). Shares of Common Stock underlying awards under the 2013 Plan that on or after Effective Date are forfeited, cancelled, exchanged or surrendered or otherwise terminate, expire or are settled without a distribution of shares of Common Stock, will be added to the number of available share issuable under the 2023 Plan.
If any shares of Common Stock subject to an award are forfeited, cancelled, exchanged or surrendered or if an award otherwise terminates, expires or is settled without a distribution of shares of Common Stock, such shares will again be available for future grants. Shares tendered or withheld to pay any tax withholding liability in respect of full value awards will likewise become available for further grants. Shares tendered or withheld to pay any exercise price or tax withholding liability in respect of stock options will not be available for future grants. No more than 6,570,813 shares of Common Stock will be issued pursuant to the exercise of incentive stock options.
Dividends and Dividend Equivalents
No dividends or dividend equivalents will be paid with respect to options or stock appreciation rights. Dividends declared prior to the vesting of any award will only be paid if and to the extent the award vests.
Minimum Vesting
Equity awards under the 2023 Plan will be subject to a minimum one-year vesting period, with certain limited exceptions, including (i) for substitute awards granted in connection with mergers or acquisitions, (ii) awards granted to non-employee directors vesting on the earlier of the one-year anniversary of the date of grant and the next annual meeting of shareholders held at least 50 weeks after the immediately preceding year’s annual meeting, (iii) accelerated exercisability or vesting in cases of employment termination, death or disability, or a termination of a participant’s service other than for cause and (iv) at the Compensation Committee’s discretion, up to 5% of the shares of Common Stock authorized for issuance under the 2023 Plan.
Awards
The following awards may be made under the 2023 Plan.
Options
A stock option is the right to purchase shares of our Common Stock at a fixed exercise price for a fixed period of time. Non-qualified stock options and “incentive stock options” or “ISOs” (within the meaning of Section 422 of the Code) may be issued under the 2023 Plan. The terms and conditions of any options granted to a participant will be set forth in an award agreement and determined by the Compensation Committee. The exercise price of any stock option must be at least equal to the fair market value of our common stock on the date the option is granted, and the maximum term is ten years.
Stock Appreciation Rights
A stock appreciation right, or “SAR,” is the right to receive the appreciation in the fair market value of our Common Stock between the exercise date and the date of grant for that number of shares of our Common Stock with respect to which the SAR is exercised. A SAR may be granted in conjunction with an option or alone. We may pay the appreciation in either cash, in shares of our Common Stock with equivalent value, or in some combination, as determined by the Compensation Committee. The Compensation Committee determines the exercise price of SARs, the vesting schedule and other terms and conditions of SARs.
Restricted Stock
Restricted stock awards are awards of shares of our Common Stock that vest in accordance with terms and conditions established by the Compensation Committee. Unless the Compensation Committee determines otherwise, shares that do not vest typically will be subject to forfeiture to the extent the vesting schedule and/or specified performance or other criteria have not been satisfied.

15

Restricted Stock Units and Performance Shares
Restricted stock units and performance shares represent a right to receive cash or shares of our Common Stock that vest in accordance with terms and conditions established by the Compensation Committee, including, in the case of performance shares, achievement of performance goals. Unless the Compensation Committee determines otherwise, shares that do not vest typically will be subject to forfeiture to the extent the vesting schedule and/or specified performance or other criteria have not been satisfied. The Compensation Committee may set performance vesting criteria based upon the achievement of company-wide, divisional, business unit or individual goals or any other basis determined by the administrator, in its discretion.
Other Share-Based Awards and Cash Awards
Our Compensation Committee may make other forms of equity-based awards under our 2023 Plan, including, for example, stock bonus awards and dividend equivalent awards. In addition, our 2023 Plan authorizes us to make annual and other cash incentive awards based on achieving performance goals that are established by our Compensation Committee.
Transferability of Awards
In general, awards made under the 2023 Plan may not be transferred or assigned, except as may be permitted by our Compensation Committee. An option or stock appreciation right granted under the 2023 Plan may be exercised only by the recipient during his or her lifetime.
Adjustments
In the event of certain changes in our capitalization, such as a reorganization, stock split, merger or similar change in our corporate structure or the number of outstanding shares of our common stock, our Compensation Committee will make appropriate adjustments to the aggregate and individual share limits and to the number, class and/or exercise price under outstanding awards in order to prevent undue diminution or enlargement of the benefits or potential benefits available under our 2023 Plan. The Compensation Committee may also provide, in its sole discretion, for the cancellation of any outstanding award in exchange for a payment in cash or other property having an aggregate fair market value of the shares of common stock covered by such award, reduced by any aggregate exercise price or purchase price.
Amendment and Termination of the 2023 Plan
Our Board of Directors has the authority to amend or terminate the 2023 Plan, provided such action does not adversely affect then outstanding awards. Amendments to the 2023 Plan will be subject to shareholder approval if such approval is necessary in order to satisfy applicable legal or stock exchange listing requirements.
Change in Control
In the event of a Change in Control (as defined in the 2023 Plan), an award will remain outstanding following the Change in Control to the extent it is assumed by a successor or is replaced with awards that are of substantially comparable value and remains subject to the same terms and conditions, provided, however, that any performance conditions determined by the Compensation Committee to be impracticable to maintain following the Change in Control will be deemed satisfied at the greater of target and actual performance as of the Change in Control. If a participant’s employment is terminated without Cause (as defined in the 2023 Plan) within 12 months of Change in Control or awards are not continued or assumed by the successor, then any unvested awards will be deemed fully vested and any outstanding performance conditions will be deemed achieved at the greater of target and actual performance.
Repricings Prohibited
Without shareholder approval, except in connection with an equitable adjustment or a Change in Control, the 2023 Plan prohibits authorizing the repricing of outstanding stock options and SARs, whether by amending an existing award or by substituting a new award at a lower price, or the payment of cash or other securities in exchange for out-of-the-money awards.
Claw-backs
The Company may cancel any award or require the participant to reimburse any previously paid compensation provided under the Plan or an award agreement in accordance with the Company’s clawback policy. Please see “Information Regarding the Board of Directors and Corporate Governance-Other Policies and Practices-Claw-back Policy” for a description of our Claw-back Policy.
Federal Income Tax Consequences of Awards
The following is a brief summary of the principal United States federal income tax consequences of awards under the 2023 Plan. This summary is not intended to be exhaustive and does not describe state, local or foreign tax laws.
Incentive Stock Options
The grant of an incentive stock option will not result in any immediate tax consequences to the Company or the participant. In addition, a participant will not recognize taxable income, and we will not be entitled to any deduction, upon the exercise of an incentive stock option while the participant is an employee or within three months following termination of employment (longer in the case of death). In such event, the excess of the fair market value of the shares acquired over the option price will be includible in the participant’s alternative minimum taxable income for the year of exercise for purposes of the alternative minimum tax. If the participant does not dispose of the shares acquired within one year after their receipt (and within two years after the option was granted), gain or loss recognized on the subsequent disposition of the shares will be treated as long-term capital gain or loss. Capital losses of individuals are deductible only against capital gains and a limited amount of taxable ordinary income. In the event of an earlier disposition, the participant will recognize taxable ordinary income in an amount equal to the lesser of (i) the excess of the fair market value of the shares on the date of exercise over the option price; or (ii) if the

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disposition is a taxable sale or exchange, the amount of any gain realized. Any additional gain to the participant will be treated as capital gain, long-term or short-term, depending on how long the shares have been held. Upon such a disqualifying disposition, we will be entitled to a deduction in the same amount and at the same time as the participant recognizes such taxable ordinary income, subject to the limitations of Section 162(m) of the Code.
Non-Qualified Stock Options
The grant of a non-qualified stock option will not result in any immediate tax consequences to the Company or the participant. Upon the exercise of a non-qualified stock option, the participant will recognize taxable ordinary income, and we will be entitled to a deduction, subject to the limitations of Section 162(m) of the Code, equal to the difference between the option price and the fair market value of the shares acquired at the time of exercise. Any gain or loss upon a subsequent sale or exchange of the shares will be capital gain or loss, long-term or short-term, depending on how long the shares have been held.
Stock Appreciation Rights
The grant of a SAR will not result in any immediate tax consequences to the Company or the grantee. Upon the exercise of a SAR, any cash received and the fair market value on the exercise date of any shares received will constitute taxable ordinary income to the grantee. We will be entitled to a deduction in the same amount and at the same time, subject to the limitations of Section 162(m) of the Code.
Restricted Stock
A participant normally will not recognize taxable income upon an award of restricted stock, and we will not be entitled to a deduction, until the termination of the restrictions. Upon such termination, the participant will recognize taxable ordinary income in an amount equal to the fair market value of the shares at that time, plus the amount of the dividends thereon to which the participant then becomes entitled. However, a participant may elect to recognize taxable ordinary income in the year the restricted stock is awarded in an amount equal to its fair market value at that time, determined without regard to the restrictions. We will be entitled to a deduction in the same amount and at the same time as the participant realizes income, subject to the limitations of Section 162(m) of the Code.
Restricted Stock Units/Performance Shares
Any cash and the fair market value of any shares received in connection with the grant of a restricted stock unit under the 2023 Plan will constitute taxable ordinary income to the participant in the year in which paid, and the Company will be entitled to a deduction in the same amount, subject to the limitations of Section 162(m) of the Code.
Other Stock-Based and Cash Awards
The grant of other stock-based and cash awards will generally constitute taxable ordinary income to the participant in the year in which paid, and the Company will generally be entitled to a deduction in the same amount, subject to the limitations of the Section 162(m) of the Code.
Dividend Equivalents
Dividend equivalents generally will be taxed at ordinary income rates when paid. In most instances, they will be treated as additional compensation that we will be able to deduct at that time, subject to the limitations of Section 162(m) of the Code.
Withholding
Applicable taxes required by law will be withheld from all amounts paid in satisfaction of an award.
Section 162(m) of the Code
Section 162(m) of the Code denies deductions to publicly held corporations for compensation paid to certain senior executives that exceeds $1,000,000.
Section 409A of the Code
Section 409A of the Code imposes complex rules on nonqualified deferred compensation arrangements, including requirements with respect to elections to defer compensation and the timing of payment of deferred amounts. Depending on how they are structured, certain equity-based awards may be subject to Section 409A of the Code, while others are exempt. If an award is subject to Section 409A of the Code and a violation occurs, the compensation is includible in income when no longer subject to a substantial risk of forfeiture and the participant may be subject to a 20% penalty tax and, in some cases, interest penalties. The 2023 Plan and awards granted under the 2023 Plan are intended to be exempt from or comply with the requirements of Section 409A of the Code.

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KEY EQUITY PLAN DATA
Burn Rate
Our stock-based compensation, including the participation of employees and directors, results in a “burn rate” or share utilization rate presented in the table below. The table sets forth information regarding award grants, the burn rate for each of the last three years, and the average burn rate over the last three years. The burn rate has been calculated as the quotient of (i) the sum of all options, RSUs and PSUs granted in such year, divided by (ii) the weighted average number of shares of Common Stock outstanding at the end of such year. The “burn rate” is not adjusted for forfeitures and expirations, which would reduce the burn rate if taken into account.

	Year Ended December 31,			3-Year Average
	2024	2023	2022
Stock options granted (a)	0	0	0
Full Value Shares granted (b)	3,864,327	3,832,156	4,789,227
Total equity awards (a+b)	3,864,327	3,832,156	4,789,227
Weighted average shares of Common Stock outstanding (c)	111,660,541	109,141,894	109,281,368
Burn rate ((a+b)/c)	3.46%	3.51%	4.38%	3.78%

Overhang
The total potential dilution or “overhang” from the adoption of the Increase with respect to the 2023 Plan is shown below. Equity awards are outstanding under the 2023 Plan, 2013 Plan, and 2019 Polyrize Security Plan. Other than the shares of common stock outstanding, all information is as of April 11, 2025.

Additional shares requested for approval under the 2023 Plan	1,880,000
Shares available for issuance of future awards under the existing 2023 Plan	4,690,813*
Shares subject to outstanding stock options under the 2013 Plan and 2019 Polyrize Plan	2,970
Weighted-average exercise price of outstanding stock options	$5.68
Weighted–average remaining term of outstanding stock options	4.66 Years
Shares subject to outstanding full-value stock awards under the 2013 Plan and 2023 Plan	8,050,367

*	The share reserve under the 2023 Plan will be reduced by one share for every one share underlying awards granted under the 2023 Plan after April 11, 2025 and prior to June 5, 2025.
Assuming the approval of our 2023 Plan, overhang would be approximately 13.6%, calculated as total shares of Common Stock subject to outstanding equity awards, plus shares of Common Stock available for future grants under the 2023 Plan, divided by shares of Common Stock outstanding.
We expect that the share reserve under the 2023 Plan, if this proposal is approved by our shareholders, will be sufficient for awards for at least one year, depending on the mix of stock options and full-value awards granted under the 2023 Plan. Expectations regarding future share usage could be impacted by a number of factors such as award type mix; hiring and promotion activity at the executive level; the rate at which shares are returned to the 2023 Plan’s reserve upon the awards’ expiration, forfeiture or cash settlement; the future performance of our stock price; the consequences of acquiring other companies; and other factors. While we believe that the assumptions we used are reasonable, future share usage may differ from current expectations.
New Plan Benefits
As of the date hereof, no awards have been granted using the additional 1,880,000 shares of Common Stock proposed to be reserved under the 2023 Plan. Awards under the 2023 Plan using these shares will be granted at the discretion of the Compensation Committee based on a number of factors and, accordingly, the benefits that will be granted or paid pursuant to the Increase are not currently determinable.

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Awards Granted under the Existing 2023 Plan
The following table sets forth information as of April 11, 2025 with respect to the number of shares of Common Stock underlying awards that have been granted under the 2023 Plan to our named executive officers, director nominees and the specified groups set forth below, with any performance criteria deemed satisfied at the maximum level.

Name	Stock Options	RSUs	PSUs
Named Executive Officers
Yakov Faitelson	—	296,619	889,857
Guy Melamed	—	129,572	388,716
David Bass	—	171,205	335,382
James O’Boyle	—	41,985	125,955
Dov Gottlieb	—	68,451	68,451
Directors
Thomas Mendoza	—	—	—
Avrohom Kess	—	—	—
Ohad Korkus	—	—	—
Gili Iohan	—	—	—
Ofer Segev	—	—	—
Rachel Prishkolnik	—	—	—
Carlos Aued	—	—	—
John Gavin, Jr.	—	—	—
Kevin Comolli	—	—	—
Fred van den Bosch	—	—	—
All Current Executive Officers as a Group	—	707,832	1,808,361
All Current Non-Executive Officer Directors as a Group	—	—	—
Other Persons
Each associate of the current executive officers, non-executive officer directors and director nominees	—	—	—
Each other person who received or is to receive 5% of awards under the 2023 Plan	—	—	—
All Non-Executive Officer Employees as a Group	—	3,718,647	1,123,664

INTERESTS OF CERTAIN PERSONS IN THE 2023 PLAN
Our executive officers, employees who perform services for or on our behalf, and our non-employee directors (including both current directors and our three director nominees) will be eligible to receive awards under the 2023 Plan if it is approved. Accordingly, such individuals have a substantial interest in the approval of this Proposal No. 5.
VOTE REQUIRED
Approval of the Increase with respect to the 2023 Plan requires the affirmative vote of the holders of a majority of the voting power of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE
FOR THE APPROVAL OF THE INCREASE WITH RESPECT TO THE 2023 PLAN.

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INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Board of Directors Oversight Roles
Our Board of Directors oversees the management of our business and affairs, as provided by Delaware law, and conducts its business through meetings of the Board of Directors and four standing committees: Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee and Technology Committee. In addition, from time to time, special committees may be established under the direction of the Board of Directors when necessary to address specific issues.
Corporate Governance Highlights
Our commitment to good corporate governance is reflected in several practices of our Board of Directors and its committees, as described below.

Independent Lead Director	The Board of Directors has an independent lead director (the “Lead Director”), because the Chairman of the Board of Directors is a non-independent member.
Committee Independence	Our Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee are all composed of independent directors.
Risk Oversight	The Board of Directors and its committees regularly oversees risks related to Company strategy, including risks associated with cyber-attacks and data breaches.
Executive Sessions
Independent members of the Board of Directors and its committees have the opportunity to meet periodically in executive sessions with no members of management present, following meetings of the Board of Directors or its committees, as applicable.

Board of Directors Attendance	All directors attended at least 75% of meetings of the Board of Directors and any committees on which they served in fiscal year 2024.
Diversity
The composition of the Board of Directors encompasses a broad range of skills, expertise, industry knowledge and diversity. Approximately 55% of our directors are gender and/or ethnically diverse and include two women, one person of Latin American descent, and four people of Middle Eastern descent.

Board Tenure
The Board of Directors’ balanced approach to refreshment results in an appropriate mix of newer directors and directors with experience with our Company. More than 25% of the Company’s directors have joined the Board since the beginning of 2021, and 60% of the Company’s independent directors have served ten years or fewer.

Board of Directors and Committee Self-Evaluations	Each of the Board of Directors and its committees evaluates and discusses its respective performance and effectiveness annually.
Compensation risk mitigation measures	We maintain robust stock ownership guidelines, as well as a claw-back policy, and prohibit, without exception, hedging and pledging of our common stock by our employees, officers and directors.

Board Leadership
Director Independence
Our Board of Directors annually reviews its composition, structure, the composition of its committees and the independence of each director for both board and committee purposes. The determination of independence of members of the Board of Directors is based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships. In making this determination, the Board of Directors considers the relationships that each non-employee director has with us and all other facts and circumstances deemed relevant in determining their independence.
The Board of Directors has determined that all of its current directors and director nominees are “independent,” other than our Chief Executive Officer, President and Chairman, Mr. Yakov Faitelson, as that term is defined under the rules of The Nasdaq Stock Market LLC (“Nasdaq”) for purposes of serving on the Board of Directors.
Our Current Board Leadership Structure
The Board of Directors is of the view that “one size” does not fit all, and thus does not have a formal policy regarding whether the same person should serve as both the Chief Executive Officer (“CEO”) and Chairman of the Board of Directors. Instead, the Board of Directors believes that an effective leadership structure could be achieved either by combining or separating the CEO and Chairman positions, if the structure encourages free and open dialogue of competing views of directors and provides for strong checks and balances on management. Specifically, an effective governance structure must balance the powers of the CEO and the independent directors and enable the independent directors to oversee management effectively, while ensuring that the independent directors are fully informed about the Company’s business and strategy and, ready to discuss and debate key issues.

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Periodically, our Board of Directors assesses the board leadership structure to ensure that it serves the interests of the Company and our shareholders and promotes the creation of long-term shareholder value. Currently, the Chairman of our Board is our CEO, and as a result of the Chairman’s non-independent status, our independent members of the Board of Directors elected an independent Lead Director.
The Board of Directors believes that its current leadership structure is appropriate for the Company at this time. The Board of Directors believes that the responsibilities of the Lead Director help to ensure appropriate oversight of the Company’s management by the Board of Directors and optimal functioning of the Board of Directors. The effectiveness of the Lead Director is enhanced by the Board of Directors’ independent character. For more information, see “Director Independence.”

Yakov Faitelson Chief Executive Officer, President and Chairman
Our CEO and Chairman positions are currently held by Yakov Faitelson. Our Board of Directors has determined that its current leadership structure is appropriate as our CEO, President and Chairman has extensive knowledge of all aspects of the Company, our business and risks and our customers. This experience allows the Board of Directors to understand the Company better and work closely with management to enhance shareholder value. In addition, the Board of Directors believes that this structure helps it fulfill more effectively its risk oversight responsibilities, and enhances the ability of the Chairman, President and CEO to communicate effectively the Board of Directors’ view to management.

John J. Gavin, Jr. Lead Director
Mr. Gavin is currently serving as our Lead Director. The position of Lead Director is to be held by one of our independent directors and has responsibilities beyond those of the other directors, which may include but are not limited to the following areas:

	•	Board leadership: organizing and chairing executive sessions of independent directors, and convening and chairing other meetings of independent directors as deemed necessary;
	•	Chairman-independent director liaison: acting as a liaison between the President and Chairman and the Board of Directors;
•
Chief Executive Officer succession planning: leading a discussion of succession planning with the CEO and the chairperson of our Nominating and Corporate Governance Committee. Additionally, serving as temporary Chairman of the Board of Directors in the event that the Chairman of the Board of Directors is unable to fulfill his or her role due to a crisis or other event making leadership by current management inappropriate or ineffective;

	•	Shareholder communications: making himself/herself available for direct communication with major shareholders; and
•
Board information and agendas: collaborating with the CEO on Board of Directors meeting agendas, approving these agendas and information sent to the Board of Directors and approving meeting schedules to ensure sufficient time for discussion of all agenda items.

The Lead Director serves for a renewable one-year term.

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Director Qualification Standards, Selection and Board Composition
The Nominating and Corporate Governance Committee is responsible for recommending to the Board of Directors candidates for all vacant directorships at shareholder meetings and reviews the full composition of the Board of Directors and its committees on an annual basis.
Shareholder Recommendations and Nominations of Directors
Pursuant to our Corporate Governance Guidelines, the Nominating and Corporate Governance Committee will consider nominees recommended by shareholders for election as directors.
Shareholders may recommend director nominees for consideration by the Nominating and Corporate Governance Committee and the Board of Directors, by supplying in writing to the Company the information required by the Company’s bylaws for shareholder nominations. After we verify that the person submitting the recommendation is indeed a shareholder and that the recommendation is otherwise properly submitted, the recommendation will be brought to the attention of the Nominating and Corporate Governance Committee, and, if the Nominating and Corporate Governance Committee so decides, the Board of Directors. The Nominating and Corporate Governance Committee and Board of Directors evaluate nominees recommended by shareholders in the same way they evaluate other nominees.
Shareholders who wish to nominate persons directly for election to the Board of Directors at the Company’s annual meeting of shareholders must meet the deadlines and other requirements set forth in the bylaws. Recommendations and nominations of directors must be mailed to the Company at 801 Brickell, Miami, FL 33131, United States, Attn.: General Counsel. For more information, see “Other Matters — Shareholder Proposals and Nominations for 2025 Annual Meeting of Shareholders.”
Director Qualification Standards and Selection
Candidates for the Board of Directors are generally selected based on desired skills and experience in the context of the existing composition and the needs of the Board of Directors and its committees at that time, including the requirements of applicable SEC and Nasdaq rules. The Nominating and Corporate Governance Committee does not assign specific weight to any particular criteria, and no particular criterion is necessarily applicable to all candidates. In its consideration of the specific needs of the Board of Directors and the Company, the Nominating and Corporate Governance Committee considers diverse backgrounds so that the Board of Directors’ composition reflects a broad spectrum of experience and expertise.

✔	Demonstrated integrity and achievement

All directors or candidates for directorship should possess the highest personal and professional ethics, mature judgment, integrity and the ability to collaborate effectively with the other directors. They are also expected to have demonstrated professional achievement and leadership capabilities.

✔	Time and availability

All directors or candidates for directorship must evidence a commitment to devote the substantial time and energy required of productive board members. For more information, see “Expectations for Directors and Meetings of the Board of Directors.”

✔	Diversity and effective mix of tenures

Our Board of Directors and Nominating and Corporate Governance Committee consider it a top priority to maintain a Board of Directors composed of directors who have different tenures with the Company, and bring diverse viewpoints and perspectives, which may come in the form of diverse skills, professional experiences, ages or backgrounds.

✔	Qualifications

Our Board of Directors and Nominating and Corporate Governance Committee seek candidates with a broad diversity of knowledge, experience and demonstrated expertise in an area or areas of importance to our Company. For more information, see “Board Skills and Experience” above and “Board Diversity” below.

In identifying prospective director candidates for the Board of Directors, the Nominating and Corporate Governance Committee may seek referrals from other members of the Board, management, shareholders and other sources. The Nominating and Corporate Governance Committee also may, but need not, retain a professional search firm in order to assist it in these efforts. The Nominating and Corporate Governance Committee and the Board of Directors utilize the same criteria for evaluating candidates regardless of the source of the referral.
Board Tenure
When recommending to the Board of Directors the slate of director nominees for election at an annual meeting of shareholders and reviewing directors not up for re-election, the Nominating and Corporate Governance Committee strives to maintain a healthy degree of board refreshment and prevent excessive entrenchment, while weighing the strong contributions delivered by directors with deep knowledge of our Company’s history and strategic long-term goals. Since 2015, six new directors have joined our Board of Directors, and with three of these directors joining since the beginning of 2021.

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Board Diversity
The Nominating and Corporate Governance Committee and the Board of Directors seek candidates with a broad diversity of knowledge, experience and demonstrated expertise in an area or areas of importance to our Company, as described above in “Board Skills and Experience”. The Nominating and Corporate Governance Committee also considers traditional diversity factors such as race and gender but currently has no formal policy, guidelines or procedures with respect to consideration of diversity in the nominating process.
Expectations for Directors and Meetings of the Board of Directors
Directors are expected to attend Board of Directors meetings and meetings of committees on which they serve, and to meet as frequently as necessary in order to properly discharge their responsibilities. During the 2024 fiscal year, the Board of Directors met six times. Disclosure regarding meetings of the committees of the Board of Directors during the 2024 fiscal year can be found under “Committees of the Board of Directors.”

Topic	Company’s Expectation		2024 Result
Service on other public company boards	➢	The Company values the experience that directors bring from other boards but recognizes that the boards may present demands on a director’s time and availability.	None of our directors, other than Ms. Iohan and Mr. Segev, currently serves on another public company board.
	➢	Directors are expected not to serve simultaneously on an excessive number of outside public company boards.
Attendance at annual meetings of shareholders	➢	To the extent reasonably practicable, directors should attend our annual meetings of shareholders.	Nine of our directors who were serving on our Board of Directors at the time of our 2024 Annual Meeting of Shareholders attended that meeting.
Attendance at Board of Directors and committee meetings	➢
The Board of Directors expects that directors will dedicate sufficient time and attention to ensure diligent performance of their duties and will interact with each other in real-time to encourage open and inspired discussion.

Each of our directors attended 75% or more of the aggregate number of meetings of the Board of Directors and of the committees on which he or she served, held during the portion of the year for which he or she was a Board of Directors or committee member.

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Committees of the Board of Directors
The Board of Directors has established various committees to assist it with the performance of its responsibilities. The Board of Directors designates the members of these committees and the committee chairs based on the recommendations of the Nominating and Corporate Governance Committee. The chairperson of each committee develops the agenda for its respective committee, and each committee regularly provides a full report to the Board of Directors.
There are currently four standing committees: the Audit Committee; the Compensation Committee; the Nominating and Corporate Governance Committee; and the Technology Committee. Members serve on these committees until their resignation or until otherwise determined by the Board of Directors. Our Board of Directors may establish other committees to facilitate the management of our business.
The Board of Directors has adopted written charters for each of its standing committees, which are available on the Company’s investor website at https://ir.varonis.com/corporate-governance. Each committee reviews its charter annually and, when appropriate, presents recommended amendments to the Board of Directors for consideration and approval. The composition and functions of each committee are described below.

AUDIT COMMITTEE
Members:	John J. Gavin, Jr., Ofer Segev and Fred van den Bosch
Chairperson:	John J. Gavin, Jr.
Independence:	The Board of Directors has determined that each member of the Audit Committee qualifies as independent pursuant to applicable SEC and Nasdaq rules.
Financial Expert:
The Board of Directors has determined that all members of the Audit Committee meet the financial literacy requirements of the Nasdaq, and that Mr. Gavin and Mr. Segev qualify as “audit committee financial experts” as defined in SEC rules.

Meetings held in fiscal 2024:	6
Responsibilities:	•	appointing, compensating and overseeing the work of our independent auditors;
	•	approving engagements of the independent registered public accounting firm to render any audit or permissible non-audit services;
	•	reviewing the qualifications, performance and independence of the independent registered public accounting firm;
	•	reviewing our financial statements and related disclosures and reviewing the adequacy and effectiveness of the accounting and financial controls;
	•	reviewing the adequacy and effectiveness of our internal controls over financial reporting;
	•	reviewing the procedures established for the receipt, retention and treatment of accounting and auditing related complaints and concerns;
	•	setting the internal audit work plan and providing oversight of the internal audit team;
	•	preparing the Audit Committee report required by SEC rules to be included in our annual proxy statement;
	•	reviewing and discussing with management and the independent registered public accounting firm the results of our annual audit, our quarterly financial statements and our publicly filed reports; and
	•	reviewing and approving investment and hedging policies.

COMPENSATION COMMITTEE
Members:	Kevin Comolli, Gili Iohan, Avrohom J. Kess and Rachel Prishkolnik
Chairperson:	Avrohom J. Kess
Independence:
The Board of Directors has determined that each member of the Compensation Committee qualifies as independent pursuant to SEC and Nasdaq rules, and as a “non-employee” director for purposes of Rule 16b-3 under Section 16 of the Exchange Act.

Meetings held in fiscal 2024:	6
Responsibilities:	•	reviewing and recommending policies, plans and programs relating to compensation and benefits of our directors, officers and employees;
	•	reviewing and amending or recommending the goals and objectives of our executive compensation plans and general compensation policies, plans, programs and other employee benefit plans;
•
evaluating the performance of our CEO and other executive officers in light of established goals and objectives, and, based on these evaluations, making recommendations to the Board of Directors with respect to the CEO’s compensation level and approving the compensation of other executive officers;

	•	evaluating the appropriate level of compensation for Board of Directors and Committee service by non-employee directors;
	•	preparing the Compensation Committee report required by SEC rules to be included in our annual proxy statement;
•
reviewing compensation arrangements for our Executive employees and evaluating the relationship between risk management policies and practices, corporate strategy and our compensation arrangements; and

	•	reviewing and approving the equity compensation plans for our employees and directors.

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NOMINATING AND CORPORATE GOVERNANCE COMMITTEE
Members:	Kevin Comolli, John J. Gavin, Jr. and Gili Iohan
Chairperson:	Gili Iohan
Independence:	The Board of Directors has determined that each of the member of the Nominating and Corporate Governance Committee is an independent director under the Nasdaq rules.
Meetings held in fiscal 2024:	3
Responsibilities:	•	evaluating and making recommendations regarding the organization and governance of the Board of Directors and its committees;
•
assessing the performance of Board of Directors and committee members and making recommendations regarding committee and chairperson assignments and composition and the size of the Board of Directors and its committees;

•
recommending desired qualifications for Board of Directors and committee membership and conducting searches for potential members of the Board of Directors by independently searching for, identifying, recruiting and, if appropriate, interviewing candidates, as well as reviewing their background and qualifications, including experience, skills, expertise, diversity, personal and professional integrity, character, business judgment, time availability in light of other commitments, dedication, conflicts of interest and such other relevant factors that the Nominating and Corporate Governance Committee considers appropriate;

	•	evaluating and making recommendations regarding the creation of additional committees or the change in mandate or elimination of committees;
	•	developing and recommending a set of corporate governance principles and reviewing their compliance with laws and regulations;
•
reviewing and recommending to the Board of Directors the director nominees for election by the shareholders or appointment by the Board of Directors; reviewing and approving conflicts of interest of our directors and corporate officers, other than related person transactions reviewed by the Audit Committee; and

	•	monitoring developments related to corporate social responsibility; including environmental, social and governance matters.

TECHNOLOGY COMMITTEE
Members:	Yakov Faitelson, Kevin Comolli, John J. Gavin, Jr., Ohad Korkus and Fred van den Bosch
Chairperson:	Ohad Korkus
Independence:	The Board of Directors has determined that each member of the Technology Committee, other than the CEO, is an independent director under the Nasdaq rules.
Meetings held in fiscal 2024:	5
Responsibilities:	•
providing guidance and oversight regarding the Company’s technology strategy, including with respect to future trends in technology that may affect the Company’s strategic plans, including monitoring of overall industry trends;

•
providing guidance and oversight regarding the Company’s technology risk management as related to technology, cybersecurity, data security, disaster recovery and business continuity for the Company’s major technology systems and intellectual property protection;

•
making recommendations to the Board with respect to decisions on investment in technology projects, discussing, reviewing and approving the research and development roadmap and overseeing its execution and discussing and reviewing the annual plan and budget for investments in technology, which is ultimately approved by the Board on the basis of recommendations by the Committee;

• discussing, reviewing and approving technology-related policies; and
• examining staffing needs and review plans as presented by the Company’s management and recommending an execution path.

Engagement with Shareholders
We have made a concerted effort to engage with our shareholders both during and outside of the proxy season in order to have a better understanding of their perspectives on our Company. This dialogue has helped inform the Board of Directors’ decision-making and ensures our interests remain well-aligned with those of our shareholders.
We regularly attend investor conferences and hold one-on-one meetings with shareholders and potential investors. In addition, we have telephonic calls with shareholders and analysts on a periodic basis and review correspondence submitted by shareholders to management and/or the Board of Directors.
Outreach to Shareholders
In 2024, in addition to our normal investor relations efforts, we reached out to shareholders representing approximately 95% of our outstanding shares of common stock, including our 50 largest shareholders, as part of our proxy outreach, offering to discuss matters of interest.
Over the past several years, after considering investor perspectives, we made a number of changes:

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Executive Compensation:
➢	The implementation of stock ownership guidelines;
➢	The implementation of a claw-back policy;
➢	In 2021 and 2022, made changes to the Annual Cash Incentive Compensation program and the Long-Term Equity Incentive program for our NEOs, as described below; and
➢	In 2024, we provided all our executive officers with PSUs with a 3-year target to align management’s incentives with those of shareholders with respect to the pace of the SaaS transition’s completion.
Corporate Governance:
➢	Implementation of anti-hedging and anti-pledging policy for all directors and employees; and
➢	Improved proxy disclosure related to:
•	board tenure, refreshment and diversity;
•	board experiences and skill sets;
•	board leadership;
•	corporate responsibility; and
•	disclosures related to bonus structure and targets.
The Board of Directors and management welcome feedback from shareholders. Shareholders are strongly encouraged to reach out to the Board of Directors or management to discuss issues important to them and should continue using the communication methods disclosed in this Proxy Statement.
Oversight of Corporate Strategy and Allocation of Risk Oversight
The Board of Directors works with management to set the short-term and long-term strategic objectives of the Company and to monitor progress on those objectives. In establishing and monitoring strategy, the Board of Directors, along with management, considers and regularly reviews the risks and opportunities that impact the long-term sustainability of the Company’s business model and whether the strategy is consistent with the Company’s risk appetite.
The Board of Directors oversees these efforts in part through its various committees based on each committee’s responsibilities and expertise, as set forth in its respective charter. The entire Board of Directors meets periodically with senior management responsible for our risk management, and the applicable committees meet periodically with the employees responsible for risk management in the committees’ respective areas of oversight. The Audit Committee receives periodic reports from internal audit, including risks related to Artificial Intelligence. Our Audit Committee, Technology Committee and Board of Directors each receive information technology and cybersecurity risk updates from the Company’s Chief Information Officer and Vice President of Technical Services, Chief Information Security Officer, and the Executive Vice President of Engineering and Chief Technology Officer. In addition, the Audit Committee also receives legal and operational updates from our General Counsel. The Nominating and Corporate Governance Committee oversees risks related to our workforce and corporate governance matters and receives reports relating to human capital management from our human resources team, and reports relating to corporate governance from our General Counsel. The Compensation Committee oversees risks related to our compensation programs, and receives reports from its independent external consultant, and our human resources, legal and finance teams.
It is the responsibility of the committee chairpersons to report findings regarding material risk exposures to the Board of Directors as quickly as possible. The primary areas of risk oversight of the committees are described below. This allocation of responsibility may change, from time to time, based on the evolving needs of the Company.

Committee	Primary Areas of Risk Oversight
Audit Committee
•
Major financial risk exposures and management steps to monitor and control those exposures.
•
Financial systems and legal and accounting compliance.
•
Internal audit function, accounting and financial reporting process.
•
Audit of Company’s financial statements.
•
Legal and regulatory exposures.

Compensation Committee
•
Potential for compensation policies and programs to encourage unnecessary or excessive risk-taking.
•
Relationship between risk management policies, corporate strategy and compensation arrangements.
•
Link between pay and performance, as well as pay and retention of top talent.

Nominating and Corporate Governance Committee
•
Corporate governance policies and nominees for election to the Board of Directors and its committees.
•
Corporate governance guidelines, including their success in preventing illegal or improper liability-creating conduct.
•
Environmental, social and governance matters and initiatives.

Technology Committee
•
The Company’s technology strategy.
•
The Company’s technology risk management as related to technology, cybersecurity, data security, disaster recovery and business continuity.
•
Investment in technology projects.
•
Technology-related policies.

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Code of Business Conduct and Ethics
We have adopted a Code of Business Conduct and Ethics (the “Code”) that is applicable to all of our employees, officers and directors, including our Chief Executive Officer and senior financial officers. The Code is available on our website at https://ir.varonis.com/corporate-governance. Any amendment to the code, or any waiver of its requirements, will be disclosed on our website within four business days of the waiver or amendment through a website posting to the extent required by the rules and regulations of the SEC.
Compensation Committee Interlocks and Insider Participation
None of the members of our Compensation Committee is or was an officer or employee of the Company, other than Ms. Iohan, who served as our Chief Financial Officer until 2017, or had any relationship requiring related party transaction disclosure under SEC rules. None of our executive officers currently serves, or in the past year has served, as a member of the board of directors or compensation committee (or other committee serving an equivalent function) of any entity that has one or more executive officers serving on the Board of Directors or Compensation Committee.
Corporate Governance Guidelines
The Board of Directors has adopted Corporate Governance Guidelines to assure that the Board of Directors will have the necessary authority and practices in place to review and evaluate our business operations as needed and to make decisions that are independent of our management. The guidelines are also intended to align the interests of directors and management with those of our shareholders. The Corporate Governance Guidelines set forth the practices that the Board of Directors intends to follow with respect to board composition and selection, board meetings and involvement of senior management, CEO performance evaluation and succession planning, and board committees and compensation. The Corporate Governance Guidelines are available on our website at https://ir.varonis.com/corporate-governance.
Board of Directors and Committee Assessments
The Nominating and Corporate Governance Committee evaluates each director annually through written questionnaires to obtain his or her assessment of the effectiveness of the Board of Directors and the committees of the Board of Directors. The purpose of these assessments is to identify opportunities for improvement on a number of relevant metrics such as composition, conduct of meetings, relationship between the Board of Directors and management, succession planning and strategy and performance.
Other Policies and Practices
We have adopted various policies intended to mitigate risks associated with our executive and director compensation programs.

✔
Claw-back Policy: We maintain a claw-back policy as required by the rules of Nasdaq. Our claw-back policy covers each of our current and former executive officers. The policy provides that, subject to the limited exemptions provided by the Nasdaq rules, if the Company is required to restate its financial results due to material noncompliance with financial reporting requirements under the securities laws, the Compensation Committee must reasonably promptly seek recovery of any cash- or equity-based incentive compensation (including vested and unvested equity) paid or awarded to the executive officer, to the extent that the compensation (i) was based on erroneous financial data and (ii) exceeded what would have been paid to the executive officer under the restatement. Recovery applies to any such excess cash- or equity-based bonus/other incentive compensation received by any covered executive officer, while he/she was an executive officer, during the three completed fiscal years immediately preceding the date on which the Company determines an accounting statement is required. For more information, see the full text of our claw-back policy, which is filed as Exhibit 97 to our Annual Report on Form 10-K for the year-ended December 31, 2024.

✔
Anti-Hedging and Anti-Pledging Policies: Our insider trading policy prohibits, without exception, our executive officers, employees and directors from engaging in speculative transactions designed to decrease the risks of holding Company securities, such as short sales of Company securities and transactions in puts, calls, publicly traded options and other derivative securities with respect to Company securities. The policy also forbids all of our executive officers, employees and directors from entering into hedging or monetization transactions, such as zero-cost collars and forward sale contracts, which allow such individuals to continue to own Company securities without the full risks and rewards of ownership. In addition, our executive officers, employees and directors are prohibited, without exception, from pledging Company securities as collateral for loans and may not hold Company securities in margin accounts.

✔
Executive and Director Stock Ownership Guidelines and Retention Requirements: Our stock ownership guidelines further align the interests of our executive officers and directors with those of our shareholders. The guidelines require our executive officers and directors to hold common stock (including stock underlying unvested time-vesting restricted stock units (“RSUs”) and common stock held in trust or by certain family members, but excluding vested options and unvested or unearned performance-vesting restricted stock units (“PSUs”)), with a value expressed as a multiple of the individual’s annual salary or cash retainer, as applicable.

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Each of these individuals is required to meet these ownership levels within five years of the date such individual was initially designated an executive officer or appointed as a director of the Company, respectively (provided that executive officers or directors as of the date of the guidelines’ adoption must achieve their applicable levels of ownership on an accelerated basis, within two years after adoption). Until the required ownership level is reached, executive officers must retain 100% of the shares issued, net of applicable tax withholding, including those received upon the vesting or settlement of equity awards or the exercise of stock options. We review our ownership guidelines periodically to ensure they align with peer group norms and corporate governance best practices and remain appropriate in light of our annual equity award levels. As of December 31, 2024, all of our executive officers and directors had timely met their applicable stock ownership requirement.

Role	Stock Ownership Guideline (Multiple of Annual Salary/Cash Retainer)	Compliance (1)
Chief Executive Officer, President and Chairman	6.0	✔
Chief Financial Officer and Chief Operating Officer	4.0	✔
Other Executive Officers	3.0	✔
Non-Employee Directors	5.0	✔

(1)
Based on salary and fair market value of counted equity as of December 31, 2024. As of the date of this filing, all executive officers and directors continue to be compliant with the above stock ownership guidelines.

✔
Equity Grant Timing Practices: The Compensation Committee typically makes annual awards of equity to executive officers at its meeting held in February, which is set in advance as part of the Board’s annual calendar of scheduled meetings. These grants are made after results for the preceding fiscal year become available and after review and evaluation of each executive officer’s performance, enabling the Compensation Committee to consider both the prior year’s performance and expectations for the succeeding year in making grant decisions. The grants occur on pre-established dates pursuant to our equity grant practice, on the second business day after the public release of our fiscal year-end earnings, and the number of shares underlying each such grant is determined by dividing the dollar amount of the grant by the closing market price of our stock on such grant date. However, the Compensation Committee has in the past, and may in the future, make limited grants of equity on other dates in order to retain key employees, to compensate an employee in connection with a promotion or to compensate newly hired executives for equity or other benefits lost upon termination of their previous employment or otherwise to induce them to join our Company. Annual awards for non-employee directors are made at a Compensation Committee meeting held after the end of the first fiscal quarter, and initial awards are granted on the date the new director is appointed or elected to the Board of Directors. We monitor and periodically review our equity grant policies to ensure compliance with plan rules and applicable laws.

Shareholder Communications with the Board of Directors
Shareholders and other interested persons may contact the Board of Directors to provide comments, to report concerns or to ask questions, at the following address:
Varonis Systems, Inc.
801 Brickell Ave
Miami, FL 33131
United States
Attn.: Chief Financial Officer and Chief Operating Officer
Those interested in communicating with a member of the Board of Directors or a group of such members, including the Lead Director, the Nominating and Corporate Governance Committee, the Compensation Committee, the Audit Committee, the Technology Committee or the non-employee/independent directors as a group, should specify in the correspondence to whom on the Board of Directors the correspondence is directed. The Company’s management will forward such correspondence, as appropriate. Complaints or concerns relating to our financial reporting, accounting, internal accounting controls or auditing will be referred to the Chairperson of our Audit Committee.
Whistleblower Hotline
The Company’s independently administered ethics helpline is available to employees and others 24 hours a day, seven days a week to report issues or seek guidance confidentially. Employees may confidentially and anonymously submit complaints about accounting, internal accounting controls, auditing matters or violations of our Code. All such communications should contain sufficiently specific information to permit the Audit Committee to pursue the matter. We also maintain a formal non-retaliation policy that prohibits retaliation against, or discipline of, an employee who raises an ethical concern in good faith.

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CORPORATE RESPONSIBILITY
Corporate Responsibility
We started Varonis because we believed that the explosive increase in digital collaboration necessitated modern, automated security controls — without them, the risks would eventually outweigh the benefits and make digital collaboration unsustainable. We also believe that high ethical standards and the support and empowerment of our employees are also necessary to sustain and thrive.
We consult with, and consider the interests of, all stakeholders in pursuing the long-term success of our business. Our transparent disclosures, ethical business practices, active stakeholder engagement, and supportive human capital management are fundamental pillars of our corporate responsibility and sustainability practices, and we view them as integral components of our long-term performance strategy.
We pride ourselves on robust human capital management practices to meet the needs of our employees. We recognize that our people are our greatest asset, and that our success as a company ultimately depends on the strength, wellness and dedication of our workforce.
Cybersecurity: As a company that was founded to help companies protect their data wherever it lives, we understand the critical nature of a robust cybersecurity program, and that such a program requires constant evaluation and updates. We regularly conduct internal and external assessments and perpetually update and improve our policies so that existing controls comply with what we believe are the highest security, privacy, and compliance standards. As described above, one of the areas of Technology Committee and Board of Directors oversight specifically relates to cybersecurity, and our Technology Committee and Board of Directors receives regular presentations from management on industry-pertinent cyber risks, breaches, and any other topic deemed materially important. We also ensure that employees complete general cybersecurity training on an annual basis and phishing training several times per year (both of which are tracked by management), and all new employees must complete a 10-part awareness training on phishing and privacy within 60 days of onboarding. In addition, the security of our products is always top of mind, and we work closely with third-party auditing firms to ensure our products meet strict industry standards and are audited and reviewed regularly. In addition, we have an information security management system that is certified to the ISO 27001 standard and maintain a thorough compliance program, which includes SOC 2, PCI-DSS, ISO 27017, ISO 27018, ISO 27701, CSA STAR, Cyber Essentials, and Common Criteria certifications. We are committed to maintaining leading data protection standards, and maintain a Website User and Marketing Privacy Policy, a Software Privacy Policy, and a Candidate, Employees and Contractors Privacy Policy. This and other information can be found in our Security Privacy Standards and Practices, which is available on our website at www.varonis.com/trust, and which outlines (1) our approach to security; (2) how we secure the Varonis environment; (3) our operational security; (4) how we secure customer data; (5) how we secure our staff; (6) how we secure our solution; (7) how we identify, detect and respond to threats; and (8) our risk management and compliance programs.
Employee Sense of Belonging: We conduct code of conduct trainings with employees and managers to share our views on the importance of respecting all individuals and creating a culture where everyone feels they belong. We have Employee Resource Groups, led by our employees, designed to foster connection, understanding and support. Our customers are located in over 95 countries and our global workforce operates across cultures, functions, language barriers and time zones to provide them dedicated and ongoing support.
Compensation & Benefits: We strive to ensure that our employees receive competitive and fair compensation and innovative benefit offerings, tying incentive compensation to both business and individual performance, offering competitive maternal and paternal leave policies, providing meaningful retirement and health benefits and maintaining an employee stock purchase plan.
Employee Satisfaction & Engagement: We support the overall well-being of our employees from a physical, emotional, financial and social perspective, and are proud that in recent years, we have been named one of the top places to work in several of our locations, including New York City and North Carolina. We also regularly seek input from employees, including through broad employee satisfaction and pulse surveys on specific issues, intended to assess our degree of success in promoting an environment where employees are engaged, satisfied, productive and possess a strong understanding of our business goals. We are pleased that in a 2025 internal survey, 96% of our employees said that that were made to feel welcome upon joining Varonis. Our global well-being programs include a long-standing practice of remote working arrangements, flexible paid time off, life planning benefits, wellness platforms and employee assistance. In addition, we ensure ongoing check-ins with employees by HR and managers to provide additional channels of support.
Employee Recognition: We offer rewards and recognition programs to our employees, including awards to recognize employees who best exemplify our values and spot awards to recognize employee contributions. We believe that these recognition programs help drive strong employee performance. We conduct semi-annual employee performance reviews, where each employee is evaluated by their manager and also conducts a self-assessment, a process which empowers our employees. Employee performance is assessed based on a variety of key performance metrics, including the achievement of objectives specific to the employee’s department or role. Employees have access to an internal platform to recognize their peers based on their professional and socially responsible contributions to the Company.
Employee Training & Development: We focus on creating opportunities for employee growth, development, training and education, including opportunities to cultivate talent and identify candidates for new roles from within the company, as well as management and leadership development programs. Employee training and education includes online certification, in-person certification and new hire training bootcamps. We also conduct manager training programs on an annual basis, which include in-depth managerial and coaching skills, as well as tailored feedback. We have established an internal mentoring program in which seasoned employees mentor new managers based on defined goals. Lastly, as described above, all employees undergo extensive security and privacy training upon joining the Company and at least annually thereafter.

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Community: We believe it is important to give back and promote community outreach and support through corporate giving and employee volunteerism in the communities in which we live and work. We partner with several organizations, providing life skills trainings, coding and basic IT skills, financial literacy and more; all programs are led by our employees on a volunteering basis. We also provide corporate matching of employee charitable donations and flexible volunteering during work time, letting our employees know that we support the charitable efforts that matter to them.
Business Ethics: Our Code serves as a guide of legal and ethical principles and sets forth our expectations for our directors, executive officers and employees. On an annual basis, our Board of Directors reviews and may periodically recommend enhancements to the Code. Recent updates to our Code included (i) enhancing our policy and procedures regarding discrimination and harassment, (ii) providing additional clarity regarding reporting unethical behavior and (iii) further clarifying our policy regarding our commitment to honest and accurate reporting.

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EXECUTIVE OFFICERS
The following sets forth certain information with respect to our executive officers as of April 22, 2025. Biographical information with regard to Mr. Faitelson is presented under “Continuing Directors” in this Proxy Statement.

GUY MELAMED	Age: 45
Position, Principal Occupation and Professional Experience:
Chief Financial Officer and Chief Operating Officer. Mr. Melamed has served as our Chief Financial Officer since April 2017 and also as our Chief Operating Officer since February 2018. He is responsible for global operations, executing business strategies and financial management, including legal, treasury, investor relations and purchasing. Prior to becoming Chief Financial Officer, Mr. Melamed served in various finance roles within the Company since 2011, most recently as Vice President of Finance, during which time he was responsible for financial planning, reporting and operations and was instrumental in building and managing the global finance organization. Prior to joining Varonis, he held positions at E&Y as an Audit Manager and at KPMG, working with both foreign and domestic public and private companies. Mr. Melamed holds both a B.A and M.S.A from Boston College and is a Certified Public Accountant in the U.S. and Israel.

DAVID BASS	Age: 47
Position, Principal Occupation and Professional Experience:
Executive Vice President of Engineering and Chief Technology Officer. Mr. Bass has served as our Executive Vice President of Engineering and Chief Technology Officer since March 2018 and is responsible for all of Varonis’ product development and quality assurance. Mr. Bass has been an employee of the Company since 2005 and served as its Senior Vice President of Engineering from May 2014 through February 2018. Under his leadership, the Company has assembled an engineering organization with deep experience spanning digital collaboration, storage, networking and security. Prior to Varonis, Mr. Bass held managerial development positions at NetVision Internet Applications and as an independent contractor.

GREGORY POMEROY	Age: 52
Position, Principal Occupation and Professional Experience:
Senior Vice President of Worldwide Sales. Mr. Pomeroy was promoted to Senior Vice President of Worldwide Sales after serving the previous five years as Vice President of North American Sales. He is responsible for growing the company revenue and overseeing customer deployment and retention. After joining Varonis in 2008, Mr. Pomeroy has held various sales leadership roles. Mr. Pomeroy has over 30 years of experience in information security sales and graduated from Hamilton College.

DOV GOTTLIEB	Age: 49
Position, Principal Occupation and Professional Experience:
Vice President, General Counsel and Corporate Secretary. Mr. Gottlieb has served as our Vice President, General Counsel and Corporate Secretary since April 2021 and is responsible for all legal matters at the Company. He joined Varonis from the law firm White & Case LLP, where he was a Partner, a member of the Corporate Department and established the Public Company Advisory Group. He also served as Varonis’ lead outside counsel, advising the Company on a wide range of general corporate, transactional, securities laws and governance matters. He is a frequent speaker and an author on corporate governance topics. Mr. Gottlieb received his bachelor’s degree in accounting from Yeshiva University and his J.D. from University of Pennsylvania.

AUDIT COMMITTEE REPORT
The Audit Committee operates pursuant to a written charter approved by the Board of Directors, which is available on our investor website at https://ir.varonis.com/corporate-governance. The composition of the Audit Committee, the attributes of its members and its responsibilities, as reflected in its charter, are intended to be in accordance with applicable requirements for corporate audit committees. The Audit Committee reviews and assesses the adequacy of its charter and the Audit Committee’s performance on an annual basis.
The Audit Committee is a committee of the Board of Directors made up solely of independent directors as required by the SEC and Nasdaq rules. The Audit Committee consists of three members: Mr. Gavin, Mr. Segev and Mr. van den Bosch. Mr. Gavin is the Chairperson of our Audit Committee.
Pursuant to the Audit Committee’s charter, the Company’s management is responsible for the financial reporting process, including the establishment and maintenance of internal controls and the preparation of the consolidated financial statements in accordance with generally acceptable financial principles. E&Y, the Company’s independent registered public accounting firm, is responsible for auditing those financial statements and expressing an opinion as to their conformity with U.S. generally accepted accounting principles. In addition, E&Y is responsible for auditing and expressing an opinion on the Company’s internal controls over financial reporting. The Audit Committee’s responsibility is to oversee these activities as well as the appointment, retention, compensation and performance of the independent auditors. It is not the responsibility of the Audit Committee to verify independently the information provided to it, prepare or certify the Company’s financial statements, or guarantee the audits or reports prepared by E&Y.

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Fiscal Year 2024 Activity
During fiscal year 2024, the Audit Committee fulfilled its duties and responsibilities as outlined in the charter. In addition to the meeting of the Board of Directors, the Audit Committee meets one time each quarter to review the quarterly Form 10-Q or annual Form 10-K. Also, the Audit Committee meets as needed to address other matters. In the performance of its oversight function, the Audit Committee has:
•	reviewed and discussed the audited financial statements and earning releases with management and E&Y;
•	discussed with E&Y the matters required to be communicated by the Public Company Accounting Oversight Board;
•
received periodic updates from management and E&Y at scheduled Audit Committee meetings regarding the testing and evaluation of the Company’s internal controls over financial reporting and material risks to the Company’s business;

•	received updates from management and internal audit at scheduled Audit Committee meetings regarding enterprise risks and remediation activities;
•
discussed with E&Y the overall scope, plan and budget for the audit and the results of the audit, and discussed with management and E&Y the adequacy and effectiveness of the internal controls and the overall quality of the Company’s financial reporting;

•
received the written disclosures and the letter from E&Y required by applicable requirements of the Public Company Accounting Oversight Board regarding E&Y’s communications with the Audit Committee concerning independence and has discussed with E&Y its independence;

•	received reports about the receipt, retention, and treatment of compliance concerns; and
•	reviewed with the General Counsel legal and compliance matters.
Based on the Audit Committee’s reviews and discussions with management and E&Y, and subject to the limitations on the Audit Committee’s role and responsibilities referred to above and in the Audit Committee’s charter, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2024 for filing with the SEC.
Respectfully submitted by the members of the Audit Committee of the Board of Directors:
John J. Gavin, Jr. (Chair)
Ofer Segev
Fred van den Bosch

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth, as of April 10, 2025, information regarding beneficial ownership of our capital stock by:
•	each person, or group of affiliated persons, known by us to beneficially own more than 5% of our common stock;
•	each of our named executive officers;
•	each of our directors or director nominees; and
•	all of our current executive officers and directors as a group.
Beneficial ownership is determined according to the rules of the SEC and generally means that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power of that security, or has the right to acquire beneficial ownership of that security within 60 days. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons named in the table below have or will have sole voting and investment power with respect to all shares of common stock shown that they beneficially own, subject to community property laws where applicable.
Our calculation of the percentage of beneficial ownership is based on 111,924,959 shares of our common stock outstanding as of April 10, 2025. Shares of common stock underlying stock options exercisable within 60 days of April 10, 2025 or RSUs vesting within 60 days of April 10, 2025 are deemed to be outstanding for computing the percentage ownership of the person holding these options and the percentage ownership of any group of which the holder is a member, but are not deemed outstanding for computing the percentage of any other person. The table is based upon information supplied by officers, directors and principal shareholders, Schedules 13G filed with the SEC and other SEC filings under Section 16 of the Exchange Act. Except as otherwise indicated in the table below, addresses of named beneficial owners are c/o Varonis Systems, Inc., 801 Brickell Ave Miami, FL 33131.

Name of Beneficial Owner	Shares Outstanding Beneficially Owned	Shares Subject to Right to Acquire Within 60 Days(1)	Total Number of Shares Beneficially Owned	% of Total Outstanding Shares Beneficially Owned
Five-Percent-or-More Beneficial:
BlackRock, Inc.(2)	11,149,383	-	11,149,383	10.0%
The Vanguard Group(3)	11,101,652	-	11,101,652	9.9%
Named Executive Officers and Directors:
Yakov Faitelson(4)	705,172	-	705,172	*
Guy Melamed	206,512	-	206,512	*
David Bass	455,267	-	455,267	*
James O’Boyle(5)	290,103	-	290,103	*
Dov Gottlieb(6)	55,818	42,005	97,823	*
Carlos Aued(7)	14,682	4,163	18,845	*
Kevin Comolli(8)	221,778	4,163	225,281	*
John J. Gavin, Jr.(9)	260,325	4,163	264,488	*
Gili Iohan(10)	19,263	4,163	23,426	*
Avrohom J. Kess(11)	23,262	4,163	27,425	*
Ohad Korkus(12)	114,393	4,163	118,556	*
Thomas Mendoza(13)	56,860	4,163	61,023	*
Rachel Prishkolnik(14)	17,373	4,163	21,536	*
Ofer Segev(15)	75,682	4,163	79,845	*
Fred van den Bosch(16)	129,325	4,163	133,488	*
All executive officers and directors as a group (15 persons)	2,405,241	83,635	2,488,876	2.3%

*	Represents beneficial ownership of less than one percent (1%).
(1)
For directors and executive officers, shares are deemed to be beneficially owned due to the individual’s right to acquire the shares upon the exercise of outstanding stock options or vesting of RSUs within 60 days from April 10, 2025 or upon termination of service other than for death, disability of involuntary termination.

(2)
Based solely on a Schedule 13G/A filed by BlackRock, Inc. on January 24, 2024. The address of BlackRock, Inc. is 50 Hudson Yards, New York, NY 10001. Represents 10,872,589 shares of common stock over which BlackRock, Inc. has sole voting power and 11,149,383 shares of common stock over which BlackRock, Inc. has sole dispositive power.

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(3)
Based solely on a Schedule 13G/A filed by The Vanguard Group on February 13, 2024. The address of The Vanguard Group is 100 Vanguard Blvd., Malvern, PA 19355. Represents 201,451 shares of common stock over which The Vanguard Group has shared voting power, 10,783,170 shares of common stock over which The Vanguard Group has sole dispositive power and 318,482 shares of common stock over which The Vanguard Group has shared power to dispose.

(4)	Consists of (i) 446,847 shares owned directly by Mr. Faitelson; (ii) 4,941 shares owned by Mr. Faitelson’s spouse, and (iii) 253,384 shares owned in trust.
(5)	Consists of (i) 260,103 shares owned directly by Mr. O’Boyle; and (ii) 30,000 shares owned by the Jim O’Boyle 2014 Trust Family.
(6)	Consists of (i) 55,818 shares owned directly by Mr. Gottlieb and (ii) 42,005 shares subject to RSUs exercisable within 60 days of April 10, 2025.
(7)	Consists of (i) 14,682 shares owned directly by Mr. Aued; and (ii) 4,163 shares subject to RSUs exercisable within 60 days of April 10, 2025.
(8)
Consists of (i) 31,203 shares owned directly by Mr. Comolli; (ii) 190,575 shares owned by Kevin E Comolli Living Trust Ltd 3/28/18, of which Mr. Comolli is the beneficiary; and (iii) 4,163 shares subject to RSUs exercisable within 60 days of April 10, 2025.

(9)	Consists of (i) 260,325 shares owned jointly with Mr. Gavin and spouse; and (ii) 4,163 shares subject to RSUs exercisable within 60 days of April 10, 2025.
(10)	Consists of (i) 19,263 shares owned directly by Ms. Iohan; and (ii) 4,163 shares subject to RSUs exercisable within 60 days of April 10, 2025.
(11)	Consists of (i) 23,262 shares owned directly by Mr. Kess; and (ii) 4,163 shares subject to RSUs exercisable within 60 days of April 10, 2025.
(12)	Consists of (i) 114,393 shares owned directly by Mr. Korkus; and (ii) 4,163 shares subject to RSUs exercisable within 60 days of April 10, 2025.
(13)
Consists of (i) 56,809 shares owned directly by Mr. Mendoza; (ii) 51 shares owned by Mr. Mendoza as custodian for the benefit of Dylan M. O’Rand, Mr. Mendoza’s nephew; and (iii) 4,163 shares subject to RSUs exercisable within 60 days of April 10, 2025.

(14)	Consists of (i) 17,373 shares owned directly by Ms. Prishkolnik; and (ii) 4,163 shares subject to RSUs exercisable within 60 days of April 10, 2025.
(15)	Consists of (i) 75,682 shares owned directly by Mr. Segev; and (ii) 4,163 shares subject to RSUs exercisable within 60 days of April 10, 2025.
(16)	Consists of (i) 129,325 shares owned directly by Mr. van den Bosch; and (ii) 4,163 shares subject to RSUs exercisable within 60 days of April 10, 2025.

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COMPENSATION DISCUSSION AND ANALYSIS
Named Executive Officers in Fiscal Year 2024
The following individuals were our “named executive officers” (the “NEOs”) in fiscal 2024:

Named Executive Officer	Title
Yakov Faitelson	Chief Executive Officer, President and Chairman of the Board
Guy Melamed	Chief Financial Officer and Chief Operating Officer
David Bass	Executive Vice President of Engineering and Chief Technology Officer
James O’Boyle	Vice Chairman – Sales
Dov Gottlieb	Vice President, General Counsel and Corporate Secretary

On February 3, 2025, in connection with a change in the reporting structure of the Company, James O’ Boyle, the Company’s Vice Chairman - Sales, is no longer an executive officer of the Company, as defined under the Securities Exchange Act of 1934. In connection with this change, Greg Pomeroy, the current Senior Vice President - Worldwide Sales, became an executive officer of the Company.
Protecting Data, Delivering Automated Outcomes
The core of our strategy is protecting our customer’s data wherever it lives and delivering automated security outcomes, which creates value for our customers, shareholders, partners and communities.
The compensation of the Company’s named executive officers is tied to both Company and individual performance. The compensation program for the named executive officers is designed to reward them for their overall contribution to Company performance, including the Company‘s execution against its business plan.
We achieved another year of very strong financial performance in fiscal 2024 and saw continued momentum on our transition to a SaaS delivery model, with the transition being well-received by new and existing customers. This adoption led to strong ARR performance and cash flow generation, driving shareholder value creation.

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Overview
Our executive compensation program is overseen by our Compensation Committee and is intended to align with the Company’s short and long-term strategy. The Compensation Committee primarily assists the Board in fulfilling its oversight responsibilities with respect to compensation matters by ensuring best practices, which, among other things, include:
•	reviewing and approving or recommending to the Board of Directors to approve the compensation of our Chief Executive Officer;
•	reviewing and approving or recommending to the Board of Directors to approve the compensation of all executive officers and establishing annual and long-term performance goals for these individuals;
•	reviewing and approving or recommending to the Board of Directors to approve performance-based compensation of all executive officers, including incentive awards;
•	reviewing our director compensation program and recommending changes in director compensation to the Board of Directors, to the extent appropriate;
•	reviewing the existing incentive structure, taking into consideration investor feedback, business performance, and our strategic roadmap, in considering the efficacy of further enhancements; and
•	administering our equity compensation plans and programs.
The Compensation Committee consists of Mr. Comolli, Ms. Iohan, Mr. Kess and Ms. Prishkolnik. Mr. Kess is the chairman of our Compensation Committee. This section discusses our compensation program, policies and practices as they relate to our named executive officers whose compensation information is presented in the tables that follow.
Compensation Philosophy and Objectives
The Compensation Committee’s fundamental philosophy is to closely link executive compensation with the achievement of pre-established performance goals and to promote a culture of aligning executive interests with those of the Company and its shareholders. The Compensation Committee’s objectives in the design and operation of our compensation program for our executive officers are as follows:
✔	attract, motivate and retain highly skilled executives;
✔	incentivize management to optimize the Company’s performance; and
✔	increase long-term shareholder value.
The Compensation Committee also strives to ensure that overall compensation is fair for the services rendered, market competitive and that the compensation structure is transparent. As such, the key components of executive compensation are limited to a base salary, an annual incentive cash award based on the achievement of pre-established performance goals and long-term incentive compensation in the form of stock-based awards. The Compensation Committee strives to ensure that our executive compensation aligns management with the Company’s annual and long-term plans and strategy.
Various key features of our executive compensation program are set forth below.

What we do	What we don’t do

✔
Pay a significant portion of executive compensation in the form of long-term incentive-based awards
✔
Include PSUs as a material component of long-term incentive-based awards
✔
Cap the maximum payout under our cash incentive plan and PSUs
✔
Promote long-term focus through multi-year vesting
✔
Set challenging targets and performance metrics for our cash incentive plan and our performance-vesting long-term equity incentive awards to align the interests of management with the Company’s performance
✔
Maintain a formal claw-back policy for incentive based compensation
✔
Subject executives and directors to robust stock ownership guidelines
✔
Conduct an annual risk assessment of our compensation programs
✔
Engage an independent consultant to provide support and advice to the Compensation Committee

✘
Create a compensation program that will encourage excessive risk-taking
✘
Use the same performance metrics for cash incentive plans and PSUs
✘
Allow our executive officers, directors or employees to hedge, short sell, effect transactions in derivatives or pledge our stock
✘
Provide tax gross-ups in connection with severance, such as in a change in control
✘
Re-price underwater stock options
✘
Pay guaranteed bonuses
✘
Pay dividends or dividend equivalents on unearned PSUs or unvested RSUs
✘
Guarantee equity incentive awards for our named executive officers
✘
Provide excessive or unusual perquisites

Setting Compensation Levels of Executive Officers
The Role of the Compensation Committee
The Compensation Committee reviews executive compensation at its meetings throughout the year and sets executive compensation based primarily on both the Company’s performance and executive management’s performance in executing the Company’s business strategy and optimizing the Company’s business performance. The Compensation Committee also considers, among other factors, the scope of an executive’s duties and responsibilities, individual executive performance, tenure with the Company and importance to the Company’s future success. Our Chief Executive Officer reviews the performance of

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our other named executive officers and makes recommendations to the Compensation Committee with respect to compensation adjustments for such officers. However, the Compensation Committee determines in its sole discretion whether to make any adjustments to the compensation paid to the named executive officers, including the Chief Executive Officer. The Compensation Committee also considers discussions with shareholders and the results of say-on-pay votes when making compensation decisions. In 2024, the Compensation Committee considered that 95% of our shareholders voted in favor of our executive compensation program. In addition, in 2024, we reached out to shareholders representing approximately 95% of our outstanding shares of common stock, including our 50 largest shareholders, offering to discuss matters of interest, including executive compensation matters. For more detail, see “Engagement with Shareholders.”
The duties and responsibilities of the Compensation Committee are set forth in its charter, which can be found on our website at https://ir.varonis.com/governance/governance-documents.
For 2024, a significant portion of each named executive officer’s total compensation was allocated to compensation in the form an annual performance-based incentive cash award and/or stock-based awards, in order to provide incentives to maintain and increase long-term shareholder value. The Compensation Committee also reviewed and considered total compensation in setting each element of compensation for our named executive officers. For more information, see “2024 Executive Compensation Elements—Mix of Pay.”
The Role of the Compensation Consultant
The Compensation Committee has engaged Compensia, Inc. (“Compensia”), a national compensation consulting firm, to provide research and analysis and to make recommendations as to the form and level of executive compensation. The Compensation Committee also sought input from Compensia on executive compensation matters for 2024, including the design and competitive positioning of our executive compensation program, our peer group, appropriate compensation levels and evolving compensation trends.
The Compensation Committee considered the independence of Compensia as consultant to the Compensation Committee. In connection with this process, the Compensation Committee reviewed, among other items, documents from Compensia addressing the firm’s independence. In 2024, the Compensation Committee evaluated the work performed by Compensia and each of its senior advisors, and concluded that the engagement did not raise any conflict of interest.
The Role of the Chief Executive Officer
Our Chief Executive Officer provides the Compensation Committee with his views on the performance of each of the NEOs and also reviews the report prepared by Compensia providing research and analysis as to the form and level of executive compensation. The Chief Executive Officer also discusses his own compensation with the Chair of the Compensation Committee. While the Chief Executive Officer made recommendations to the Compensation Committee regarding the 2024 compensation of each of the NEOs based on his assessment of Company and individual performance as well as his review of Compensia’s report analyzing the compensation of our executive officers for 2024, the Compensation Committee determines the form and level of executive compensation in its sole discretion.
The Role of Peer Companies and Competitive Positioning
As part of its review of executive compensation for 2024, the Compensation Committee reviewed the executive compensation arrangements at peer group companies. Our peer group includes comparable software companies that were selected based on specific financial criteria, including, but not limited to, revenue and market capitalization. For 2024, based in part on the advice of Compensia, the Compensation Committee removed Coupa Software from the peer group used in 2023 due to their acquisition. The Compensation Committee added the following companies to the peer group for 2024: MongoDB, Paylocity Holdings and SentinelOne.
For 2024, our peer group consisted of the following companies:

Alteryx, Inc.	LiveRamp Holdings	Q2 Holdings	Tenable Holdings, Inc.
BlackLine, Inc.	MongoDB	Qualys	Upwork
Elastic N.V.	Okta	Rapid7	Verint Systems
Everbridge	PagerDuty Inc.	SentinelOne	Workiva
Five9, Inc.	Paylocity Holdings	Smartsheet Inc.

In the course of its deliberations, the Compensation Committee reviewed executive compensation data compiled from the peer group companies, as contained in a report prepared by Compensia, in order to evaluate and confirm whether our executive compensation was within a reasonably competitive range and to set executive compensation for 2024. The Compensation Committee, however, did not set executive compensation or each element of compensation at a specific target percentile within the peer group. The Compensation Committee focuses on providing compensation that is fair for the services rendered and reflects an executive’s experience, performance and scope of responsibilities, closely linking executive compensation with the achievement of Company performance goals under the annual cash incentive program and long-term equity compensation program and promoting a culture of aligning executive interests with those of the Company and its shareholders.

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2024 Executive Compensation Elements
Mix of Pay
The key elements of our executive compensation program for the year ended December 31, 2024 comprised three primary components, summarized below:

Element	Purpose	Key Features
Base Salary	Provide competitive baseline compensation and a level of cash income predictability and stability.	✔	Fixed cash compensation.
		✔	Amounts informed by external competitive market levels, accounting for factors such as scope of the position, individual performance and corporate performance.
		✔	Target reasonably competitive range among our compensation peer group.
Annual Cash Incentive Award	Reward the achievement of corporate performance during the year that drives the growth of the Company.	✔	Variable cash compensation governed by terms of plans.
		✔	Performance metrics under cash incentive plan for Messrs. Faitelson and Melamed are Annual Recurring Revenue (“ARR”) and Trailing-Twelve-Month Margin (“TTM Margin”).
		✔	Performance metric under sales compensation plan for Mr. O’Boyle is earned net revenues.
		✔	Target bonus opportunity informed by external competitive market data (to attain reasonably competitive range among compensation peer group).
		✔	Actual value based on Company financial performance.
Long-Term Equity Incentives	Align with the long-term interests of Varonis, our shareholders and our executives, while rewarding long-term sustainable value creation and driving retention.	✔	Variable equity-based compensation governed by award agreements.
		✔	Size of awards informed by external competitive market data.
✔
PSU metrics are based in part, on challenging performance goals tied to (i) the completion of the SaaS transition, which is defined as 75% of total company ARR coming from SaaS, and (ii) Free Cash Flow. The completion of the SaaS transition target has a three-year performance period, and the earned PSUs will vest at the end of such period. The Free Cash Flow target has a one-year performance period, and the earned PSUs will vest ratably over three years for all NEOs other than our CEO. With respect to our CEO, there is no release of earned PSUs until the three-year time vesting period is completed and he must remain employed with the Company at such time.

		✔	Target PSU opportunity amount is informed in part, by external competitive market data.
		✔	RSUs generally have four-year ratable vesting and drive our goal of retaining top-tier talent.

CEO 2024 Compensation Mix
*93% equity-based**

EQUITY-BASED
OTHER

CEO 2024 Compensation Mix
*96% at risk**

AT RISK
NOT AT RISK

Other NEO 2024 Compensation Mix
88% equity-based*

EQUITY-BASED
OTHER

Other NEO 2024 Compensation Mix
91% at risk*

AT RISK
NOT AT RISK

*	“Equity-based” compensation reflects grant date fair values of the RSUs and PSUs. “At risk” compensation includes non-equity incentive compensation and long-term equity awards.

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Executive officers are also eligible to receive other benefits as described below under “Other Elements of Compensation-Perquisites and Other Benefits.”
We believe that our executive pay mix strongly supports our pay-for-performance culture. The combination of annual cash incentive compensation and long-term equity incentive compensation for our Chief Executive Officer and other named executive officers is balanced to avoid the risk of emphasizing short-term gains at the expense of long-term performance. The focus on long-term incentives demonstrates our strong commitment to the alignment of management and shareholder interests over time.
➢
In 2024, approximately 96% of our CEO’s 2024 total target compensation and 91% of our non-CEO named executive officers’ total target direct compensation, on average, was “at risk” and subject to future performance to have any realized value.

➢
In 2024, approximately 93% of our CEO’s total target direct compensation and 88% of our non-CEO named executive officers’ total target direct compensation, on average, consisted of equity compensation which underscores our use of executive pay as a way to align management’s interests with those of the Company’s shareholders.

➢
Base salary, the primary element of our “fixed” pay for all named executive officers, serves to attract and retain top executive talent, and the use of this pay element is consistent with competitive market practices.

Our equity pay practices have also evolved over time to more closely align with our performance goals and more directly tie executive pay to key drivers of our business and our long-term strategy. In 2019, our CEO began to receive 50% of his long-term incentive award compensation in the form of PSUs. In 2021, our other NEOs at that time began to receive PSUs as a portion of their long-term incentive award compensation. In 2024, Mr. Gottlieb received a portion of his long-term equity incentive award in the form of PSUs. In addition, for 2021, we eliminated the 10% individual performance component that was a discretionary part of the Annual Cash Incentive Compensation Program. For 2024, the PSU component of the Long-Term Equity Incentive awards was tied to two performance metrics. The Compensation Committee chose completion of the SaaS transition and Free Cash Flow in order to further promote shareholder alignment. The completion of the SaaS transition measures the pace of the transition’s completion, which is the company’s key strategic priority, and free cash flow is an important component of how management measures the business. The completion of the SaaS transition has a three-year performance period, and PSUs subject to that target can only be earned after the period is complete.
Base Salary
Base salary is the primary element of our “fixed” pay for all named executive officers, and which serves to attract and retain top executive talent. Our executive officers, including our named executive officers, receive a base salary to compensate them for services rendered during the fiscal year. The Compensation Committee reviews and, as appropriate, adjusts the base salaries for our NEOs. The factors that the Compensation Committee considers in setting base salaries include tenure, the scope of job responsibilities, individual execution of Company strategies and contributions to Company success, Company-wide performance and comparability to market compensation.
Base salaries for all NEOs have not been increased since 2018, excluding changes based on foreign currency fluctuations.
Annual Cash Incentive Compensation
The purpose of the annual cash incentive program is to incentivize and reward Messrs. Faitelson and Melamed for the attainment of corporate financial goals on a quarterly basis. Although our quarterly results reflect seasonality in the sale of our products and services, with demand typically lowest in the first quarter and strongest in the fourth quarter, the dollar amount opportunity each quarter is equally weighted and difficult to attain, ensuring that management is properly motivated by challenging performance targets.
Mr. Faitelson and Mr. Melamed
Bonus Amounts and Performance Metrics
While we established sales commission plans for certain of our employees and executive officers to encourage and reward contributions to our long-term top-line growth, for our most senior executive officers, including our Chief Executive Officer and our Chief Financial Officer and Chief Operating Officer, our Compensation Committee believes that because these officers possess relatively greater responsibility and stewardship for the overall performance of our Company, they should instead participate in a cash incentive plan using multiple performance metrics. Accordingly, Messrs. Faitelson and Melamed participated in our 2024 Cash Incentive Plan, under which bonuses are earned in the form of quarterly bonus awards. For 2024, the Compensation Committee, based on a review of factors including the scope of job responsibilities, tenure, individual execution of Company strategies and contributions to Company success, Company-wide performance and comparability to market compensation (by reference to the report prepared by Compensia), maintained the target bonus opportunities for Messrs. Faitelson and Melamed (which have not been changed since 2018). Thus, effective as of January 1, 2024, the target cash incentive award opportunity for each of these NEOs was as follows:

Named Executive Officer	Target Cash Incentive Award Amount (% of salary)
Yakov Faitelson	$440,000 (78.6%)
Guy Melamed	$250,000 (62.5%)

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Each of Messrs. Faitelson’s and Melamed’s annual cash incentive compensation for 2024 was earned for the applicable quarterly period based on the weighting of factors as follows:
•	50% based on the quarterly achievement of Company ARR targets; and
•	50% based on the quarterly achievement of Company TTM Margin targets.
The Compensation Committee set the quarterly target amounts under the 2024 Cash Incentive Plan for each performance metric at the beginning of the fiscal year. No quarterly payouts could be made unless we achieved a certain pre-established threshold level of corporate performance in respect of either the ARR or TTM Margin target for the applicable quarterly period. The 2024 Cash Incentive Plan also provided for (i) a payout at 90% of the target bonus opportunity amount for the applicable quarterly period if either of our ARR or TTM Margin performance equaled or exceeded the “threshold” amounts for such period, (ii) a payout at 125% of the target bonus opportunity amount for the applicable quarterly period if we attained both of the ARR targets and TTM Margin targets for such period, (iii) a payout capped at 150% of the target bonus opportunity amount for the applicable quarterly period if either of our ARR or TTM Margin performance equaled or exceeded the “stretch” amounts for such period, and (iv) a payout capped at 200% of the target bonus opportunity amount for the applicable quarterly period if both of our ARR and TTM Margin performance equaled or exceeded the “stretch” amounts for such period. The Compensation Committee increased the capped payout opportunity in the 2024 Cash Incentive Plan based, in part, on the advice of Compensia and to be more in line with market practice.
The Compensation Committee chose to use ARR and TTM Margin as the corporate performance metrics under the 2024 Cash Incentive Plan, as both metrics are leading indicators of the Company’s progress during this SaaS transition period. ARR is a key financial measure for subscription-based businesses and aligns with how our customers are increasingly purchasing our solutions through subscriptions and in the cloud, and TTM Margin is a key financial measure that that demonstrates the Company’s ability to maintain its cost structure and show operating leverage improvements during the SaaS transition. TTM Margin was calculated as ARR at the end of the period minus the Company‘s Non-GAAP expenses (COGS and operating expenses) reported for the prior 12-month period ending on that date. Additionally, these measures work to promote the alignment of shareholder interests with those of our executive officers, because they represent key financial measures used by us and analysts reporting on our financial results and may significantly impact our stock price. The cap on total payouts of the ARR and TTM Margin components were set to manage potential incentive compensation costs and avoid incentivizing undue risk in our executive compensation program, while still maintaining appropriate incentives for these named executive officers.
The relevant performance targets under the 2024 Cash Incentive Plan, which are disclosed below, are pre-established and automatically adjusted for each quarterly period. Quarterly payouts earned for corporate performance between these performance targets were determined through linear interpolation.

Period	Corporate Performance Metric ($ in thousands)
	“Threshold” Payout		“Target” Payout		“Stretch” Payout
($m)	ARR	TTM Margin	ARR	TTM Margin	ARR	TTM Margin
Q1 2024	$556,000	$70,214	$557,900	$71,214	$558,000	$72,214
Q2 2024	$575,500	$73,957	$577,000	$75,457	$578,500	$76,957
Q3 2024	$596,500	$78,393	$598,500	$80,393	$600,500	$82,393
Q4 2024	$621,000	$89,769	$625,000	$93,769	$629,000	$97,769

Determination of 2024 Cash Incentive Award Payouts
For fiscal 2024, based on corporate performance, Mr. Faitelson was awarded cash quarterly bonuses in the aggregate amount of $880,000, and Mr. Melamed was awarded cash quarterly bonuses in the aggregate amount of $500,000. Each of Messrs. Faitelson and Melamed thus achieved 200.0% of their target bonus opportunities. These bonus amounts included, for Mr. Faitelson, aggregate amounts of $440,000 allocated to ARR (weighted at 50% of total bonus payout) and $440,000 allocated to TTM Margin (weighted at 50% of total bonus payout), and for Mr. Melamed, aggregate amounts of $250,000 allocated to ARR (weighted at 50% of total bonus payout) and $250,000 allocated to TTM Margin (weighted at 50% of total bonus payout).

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The following table illustrates in summary format the operation of the 2024 Cash Incentive Plan, including the amounts actually awarded:

				ARR Metric
Named Executive Officer	Percentage of Base Salary Allocated to Target Bonus Opportunity	Target Bonus Opportunity	Period	Corporate Performance		Allocation Within Executive’s Bonus
				Target	Actual	Weight	Actual Bonus Payout
				(in millions)
Yakov Faitelson	78.6%	$440,000	Q1	$557.9	$560.3	50%	$440,000
			Q2	$577.0	$584.2
			Q3	$598.5	$610.0
			Q4	$625.0	$641.9
Guy Melamed	62.5%	$250,000	Q1	$557.9	$560.3	50%	$250,000
			Q2	$577.0	$584.2
			Q3	$598.5	$610.0
			Q4	$625.0	$641.9

				TTM Margin Metric
Named Executive Officer	Percentage of Base Salary Allocated to Target Bonus Opportunity	Target Bonus Opportunity	Period	Corporate Performance		Allocation Within Executive’s Bonus
				Target	Actual	Weight	Actual Bonus Payout
				(in millions)
Yakov Faitelson	78.6%	$440,000	Q1	$71.2	$76.9	50%	$440,000
			Q2	$75.5	$87.0
			Q3	$80.4	$91.3
			Q4	$93.8	$106.0
Guy Melamed	62.5%	$250,000	Q1	$71.2	$76.9	50%	$250,000
			Q2	$75.5	$87.0
			Q3	$80.4	$91.3
			Q4	$93.8	$106.0

Mr. O’Boyle
Bonus Amounts and Performance Metrics
As our Vice Chairman – Sales, Mr. O’Boyle participated in his own individual 2024 Sales Compensation Plan. Under this plan, Mr. O’Boyle was entitled to annual sales commissions based on the revenues which we generated from the sale of our products and services worldwide. For 2024, the Compensation Committee, advised by Compensia and based on a review of factors including the scope of job responsibilities, tenure, individual execution of Company strategies and contributions to Company success, Company-wide performance, and comparability to market compensation, maintained the annualized target commission opportunity as a percentage of salary from 2023 for Mr. O’Boyle. Effective as of January 1, 2024, the annual target sales commission opportunity for Mr. O’Boyle was $350,000.

Named Executive Officer	Target Commission Bonus Amount (% of salary)
James O’Boyle	$350,000 (100%)

Pursuant to his 2024 Sales Compensation Plan, Mr. O’Boyle had the opportunity to earn an annualized target commission for the year if the annualized earned net revenues target was met, or a pro rata portion of the target compensation if the annualized earned net revenues criteria, as applicable, fell below such target.

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For any amount in excess of 100% of the annualized earned net revenues target for 2024, he was entitled to receive 0.1% of any such excess. “Earned net revenues” refer to credited sales value that was actually collected by us. Thus, Mr. O’Boyle, who participated in the 2024 Sales Compensation Plan, only became entitled to receive his commission bonus payment after we collected the net revenues relating to such payments for those prior years. For 2024, Mr. O’Boyle was eligible to receive a portion of his commission upon the execution of a sale and the remainder upon collection of outstanding fees owed for that sale. The earned net revenues target under the 2024 Sales Compensation Plan is $544.5 million.
Determination of 2024 Sales Compensation Plan Bonus Payout
Mr. O’Boyle received in 2024 an aggregate amount of commissions equal to $272,155, which represented the sum of (i) $138,823 resulting from collected net credited sales value under the 2024 Sales Compensation Plan; and (ii) $133,332 resulting from collected net revenues under his Sales Compensation Plans from 2023, 2022, and 2021. Assuming 100% collection of 2024 net revenues, Mr. O’Boyle would receive an additional amount equal to $140,046 as a commission bonus pursuant to the 2024 Sales Compensation Plan (which would be aggregated with the $138,823 already earned under the 2024 Sales Compensation Plan toward the target commission opportunity of $350,000 set for Mr. O’Boyle in 2024).
Mr. Gottlieb
Bonus Amounts and Performance Metrics
Mr. Gottlieb is entitled to receive an annual discretionary bonus, subject to the Company’s and his performance each year, of up to $200,000, in accordance with the employment agreement that the Company entered into with him on March 12, 2021. In 2024, after considering the results of the Company’s performance and Mr. Gottlieb’s contribution to the strategic direction and commercial results, the Compensation Committee determined that Mr. Gottlieb should receive an annual cash bonus of $200,000.
2025 Cash Incentive Plan
In addition, during its annual executive compensation review in February 2025 and considering the Company’s transition to a SaaS business model that began in the fourth quarter of 2022, the Compensation Committee determined that the 2025 Cash Incentive Plan, applicable to Messrs. Faitelson and Melamed, should be tied to two performance metrics – ARR (weighted at 50%) and TTM Margin (weighted at 50%). The Compensation Committee set the quarterly target amounts under the 2025 Cash Incentive Plan for each performance metric at the beginning of the fiscal year. No quarterly payouts will be made unless we achieve a certain pre-established threshold level of corporate performance in respect of either the ARR or TTM Margin target for the applicable quarterly period. The 2025 Cash Incentive Plan also provides for (i) a payout at 90% of the target bonus opportunity amount for the applicable quarterly period if either of our ARR or TTM Margin performance equals or exceeds the “threshold” amounts for such period, (ii) a payout at 125% of the target bonus opportunity amount for the applicable quarterly period if we attain both of the ARR targets and TTM Margin targets for such period, (iii) a payout capped at 150% of the target bonus opportunity amount for the applicable quarterly period if either of our ARR or TTM Margin performance equals or exceeds the “stretch” amounts for such period, and (iv) a payout capped at 200% of the target bonus opportunity amount for the applicable quarterly period if both of our ARR and TTM Margin performance equals or exceeds the “stretch” amounts for such period. The Compensation Committee believes these key performance indicators to be appropriate, as they demonstrate to investors the growth of our business and our ability to maintain our cost structure during this transition period.
Long-Term Equity Incentive Awards
In 2024, the Compensation Committee granted stock-based awards under our 2023 Omnibus Equity Incentive Plan (the “2023 Plan”) to our named executive officers in order to provide long-term incentive compensation opportunities which align the long-term interests of management with those of the Company and its shareholders. The Compensation Committee believes that stock-based awards incentivize our named executive officers to optimize our long-term business performance and shareholder value. Stock-based awards to our named executive officers are approved on an annual basis in amounts determined by the Compensation Committee. In 2024, the long-term incentive awards to our NEOs are comprised of PSUs as well as time-vesting RSUs.
In 2024, in considering the appropriate size of the equity award for our CEO, our compensation committee and Board of Directors considered the data provided by Compensia, the Compensation Committee’s independent compensation consultant, our CEO’s tenure, the multiple integral roles that he currently performs at the Company, the importance of his role and performance to the complex transition of the Company to a SaaS technology company, the close alignment of the targets to the transition and the need to ensure adequate retention incentives and alignment with the interests of the Company’s shareholders.

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Below is a summary of the long-term incentive awards to our named executive officers in fiscal 2024.

Element	Purpose	Key Features
Performance-vesting RSUs (PSUs)	Incentivize continued focus on long-term performance.	•
PSUs for NEOs in 2024 are earned based on the achievement of two performance targets (the “PSU targets”), with 50% weighted to the completion of the SaaS transition and 50% weighted to Free Cash Flow during fiscal year 2024.

•
With respect to the NEOs other than the CEO, the SaaS transition target has a three-year performance period, and the earned PSUs will vest at the end of such period on February 26, 2027. The Free Cash Flow target has a one-year performance period, and the earned PSUs will vest ratably, beginning on February 28, 2025, over three years for all NEOs other than our CEO.

		•	With respect to our CEO, there is no release of earned PSUs until the three-year time vesting period is completed on February 26, 2027.

Time-vesting RSUs (RSUs)	Promote retention of key talent in competitive industry.	•	Vest in four equal annual installments.

PSU Grants
The 2024 PSUs awarded to our NEOs are earned based on the achievement of completion of the SaaS transition and Free Cash Flow targets in fiscal 2024, as described below. Historically, we have had a one-year performance period design for all performance targets that is consistent with other companies in the technology sector. The Company is currently undergoing a multi-year SaaS transition and in connection with this transition, the Compensation Committee was able to establish rigorous targets. While this transition is complex, it is in the best interests of the Company and its investors to complete the transition in a timely manner in order to capture the expected benefits of becoming a SaaS company. The Compensation Committee relied upon its experience and collective business judgment in establishing goals and believes they are set at levels that require strong performance for target payout and exceptional performance for maximum payout. Structuring the 2024 PSUs in this manner helps to ensure a continued focus on longer-term performance by directly tying long-term compensation to the achievement of business goals.
Subject to the achievement of the PSU targets, the SaaS transition target has a three-year performance period, and the earned PSUs will vest at the end of such period on February 26, 2027 with respect to the NEOs. We do not disclose forward-looking targets for our PSUs as the disclosure could result in competitive harm and be detrimental to our operating performance. However, at the completion of the performance period, we retrospectively disclose the performance goals, actual performance, and payouts for all previously granted PSUs. The Free Cash Flow target has a one-year performance period, and the earned PSUs will vest ratably, beginning on February 28, 2025, over three years for all NEOs other than our CEO. The earned PSUs of our CEO will not be released until the three-year time vesting period is completed on February 26, 2027 and is subject to Mr. Faitelson’s continued employment at the end of such period. If Mr. Faitelson’s employment terminates prior to this date, he will not receive the earned 2024 PSUs, as they will not be vested.
The minimum payout opportunity is 0% of target shares, while the maximum payout opportunity was capped at 300% of target shares. We believe that our grant terms, which required our NEOs to meet challenging performance targets for the year ending December 31, 2024, optimized their “at-risk” compensation and encouraged them to lead our Company in line with a longer-term strategic business plan carefully set out at the inception of the grant period. We used the SaaS transition timeline which is defined to be complete when 75% of total company ARR is SaaS, and Free Cash Flow, which is calculated as cash flow from operations minus capital expenditures, as performance measures for the 2024 PSUs. The completion of the SaaS transition, which is the company’s key strategic priority, and free cash flow are important components of how management measures the business. Additionally, the vesting period until February 26, 2027 for our CEO is intended to promote his retention at our Company as a critical executive in a competitive industry.
The following shows the 2024 PSU awards granted to our named executive officers:

Named Executive Officer	Number of 2024 PSUs Granted
Yakov Faitelson	134,159
Guy Melamed	58,605
David Bass	48,059
James O’Boyle	38,236
Dov Gottlieb	10,320

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The 2024 PSU performance targets for Free Cash Flow were as follows:

Free Cash Flow Target*	2024 PSU Payout Opportunity
Less than $72.5 million	0% of PSUs will be earned
$72.5 million	50% of PSUs will be earned
$75.0 million	100% of PSUs will be earned
$80.0 million	200% of PSUs will be earned
$85.0 million and above	300% of PSUs will be earned

*	For PSUs earned for actual results that are between thresholds, linear interpolation is used to determine the earned percentage.
Determination of 2024 PSU Payout
The PSUs are 50% weighted to SaaS transition timeline and 50% weighted to Free Cash Flow. The Company’s Free Cash Flow performance in 2024 was $108.5 million, and as such, the earned 2024 PSU payout percentage was 300% for the Free Cash Flow target, subject to the vesting requirements. We do not disclose forward-looking targets for our PSUs as the disclosure could result in competitive harm and be detrimental to our operating performance. However, at the completion of the performance period, we retrospectively disclose the performance goals, actual performance, and payouts for all previously granted PSUs. The PSUs associated with SaaS transition target will not be determined until February 26, 2027. As a result, the 2024 PSUs earned by each NEO in 2024 are set forth below.

	Free Cash Flow Metric
Named Executive Officer	Actual	Payout %	Number of PSUs Earned
Yakov Faitelson	$108.5	300%	201,239
Guy Melamed	$108.5	300%	87,909
David Bass	$108.5	300%	72,090
James O’Boyle	$108.5	300%	57,354
Dov Gottlieb	$108.5	300%	15,480

2025 PSUs
In addition, during its annual executive compensation review in February 2025 and considering the Company’s transition to a SaaS business model that began in the fourth quarter of 2022, the Compensation Committee determined that the 2025 PSUs for NEOs should be tied to two performance metrics – net new SaaS target (weighted at 50%) and Free Cash Flow (weighted at 50%). The net new SaaS target is calculated as SaaS recurring revenue as of December 31, 2025 minus SaaS recurring revenue as of December 31, 2024. The net new SaaS target measures the Company’s ability to sell its SaaS platform to new customers and to convert its existing self-hosted customers to its SaaS platform. Free Cash Flow is calculated as net cash provided by or used in operating activities less purchases of property and equipment and is an important measure of liquidity, which demonstrates our ability to maintain our cost structure during this transition period. The Compensation Committee believes the net new SaaS target to be appropriate in order to continue to motivate the Company to complete the transition to a SaaS delivery model quickly.
RSU Grants (CEO and Other NEOs)
In February 2024, the Compensation Committee approved a regular annual grant of time-based RSU awards under the 2024 Plan to our NEOs (the “2024 RSU Awards”). One quarter of the 2024 RSU Awards will vest annually upon the last calendar day of the month of February, beginning on February 28, 2025, subject to the executive officer’s continued service with us on each applicable vesting date. The 2024 RSU Awards will be settled in shares of the Company’s common stock within 30 days of each applicable vesting date, subject to the terms and conditions set forth in the applicable RSU award agreement.
In determining the size of the awards granted to each named executive officer, the Compensation Committee intended to reward and motivate our named executive officers to drive the financial performance of the Company. The Compensation Committee targeted award sizes that would be within a reasonably competitive range of market practice among the Company’s peers.
The following shows the 2024 RSU Awards granted to our named executive officers:

Named Executive Officer	Number of RSUs
Yakov Faitelson	134,159
Guy Melamed	58,605
David Bass	75,478
James O’Boyle	38,236
Dov Gottlieb	30,960

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CEO Vesting
In consideration of Mr. Faitelson’s long tenure with the Company, and the importance of his continued involvement with the strategic growth of the Company, the Committee, taking into account the advice of its independent compensation consultant, approved that Mr. Faitelson’s future equity award agreements should provide that, in the event of his retirement (defined to mean a voluntary resignation when is at least 55 and has at least 10 years of service), his outstanding awards will continue to vest, as if his service never terminated, so long as Mr. Faitelson (i) remains in compliance with his continuing obligations to the Company and its affiliates, and (ii) provides such cooperation as the Company may reasonably request relating to the transfer of his responsibilities (“Retirement Provision”). The Committee included the Retirement Provision in Mr. Faitelson’s 2025 RSU and PSU awards and expects that this Retirement Provision to be included in all of his future grants of equity.
Other Elements of Compensation
Perquisites and Other Benefits
We do not provide perquisites or other personal benefits to our named executive officers. Our compensation program for our named executive officers includes employee health and welfare benefits, including participation in the Company’s life, health and disability insurance and similar benefit programs (including our 401(k) plan) on the same general terms as other participants in these programs. We make matching contributions to our 401(k) plan for Messrs. Faitelson, Melamed, Gottlieb and O’Boyle. We also provide a car allowance to certain of our employees, including, among our NEOs, Messrs. Faitelson, Melamed and O’Boyle.
In addition, with respect to Israeli employees, we provide recreation pay as well as contributions to an education fund and to a government-mandated pension fund. Israeli law generally requires severance pay equal to one month’s salary for each year of employment upon the termination of an employee’s employment due to retirement, death, or termination without cause (and other circumstances as defined under Israeli law). We make monthly contributions on behalf of our Israeli employees to a pension plan. Pension plan funds provide a combination of 6.5% of the monthly salary to the pension component (generally including disability insurance), 8.3% of the monthly salary to the severance component and employee contributions of 6% of his or her salary to the pension component. Our full-time Israeli employees are entitled to participate in an education fund plan, pursuant to which each employee who participates in the plan contributes an amount equal to 2.5% of his or her salary to the education fund and we contribute 7.5% of his or her salary, up to the maximum amount exempted from tax.
Change in Control and Severance
Each of Messrs. Faitelson, Melamed, O’Boyle and Gottlieb participates in the Varonis Systems Severance Plan (the “Severance Plan”). The Severance Plan took effect in February 2023. The Severance Plan supersedes the severance provisions previously applicable to our participating named executive officers, standardizing their severance payments and benefits and preserving several preexisting provisions.
Pursuant to the Severance Plan, in the event that a participant’s employment is terminated by the Company without “cause” other than due to death or disability or a participant resigns for “good reason” in each case, not in connection with a “change in control” (all as defined in the Severance Plan) and subject to the effectiveness of a release, the participant is entitled to the following: (i) cash severance equal to a percentage (ranging from 50% to 150%) of the sum of his/her base salary and his/her target bonus or commission for the year of termination; (ii) payment of any earned but unpaid bonus or commission in respect of the year prior to the year of termination, at the time such bonuses or commissions would otherwise be paid; and (iii) accelerated vesting of a portion of each equity award held, prorated based on the number of days employed by the Company since the last vesting date (with any performance-vesting awards to be deemed vested at the greater of target and actual level of performance determined at the time of such termination).
Additionally, pursuant to the Severance Plan, in the event that a participant’s employment is terminated by the Company without “cause” other than due to death or disability, or a participant resigns for “good reason,” in each case within six months prior to and 24 months following a “change in control” (all as defined in the Severance Plan) and subject to the effectiveness of a release, the participant is entitled to the following: (i) cash severance equal to a percentage (ranging from 100% to 250%) of the sum of his/her base salary and his/her target bonus or commission for the year of termination; (ii) an additional cash payment equal to the amount of target bonus or commission for the performance period including the date of termination, prorated based on the number of days employed by the Company during the performance period; (iii) payment of any earned but unpaid bonus in respect of the year prior to the year of termination at the time such bonuses or commissions would otherwise be paid; and (iv) accelerated vesting of all equity awards held (with any performance-vesting awards to be deemed vested at the greater of target and actual level of performance determined at the time of such termination).
In the case of Mr. Gottlieb, pursuant to his employment agreement that he entered into when relinquishing his equity partnership interest in a leading global law firm to join the Company, wherever termination is by us without “cause,” he is also entitled to acceleration of all unvested portions of his initial grant of 95,440 RSUs granted in May 2021.
Each named executive officer participating in the Severance Plan executed a restrictive covenant agreement containing standard twelve-month post-termination non-competition and non-solicitation covenants. The Severance Plan provides that, in the event a participating named executive officer breaches any of the restrictive covenants, the executive forfeits any unpaid, and must repay any paid, severance benefits.
Mr. Bass has elected not to participate in the Severance Plan, and the terms of any payments received by him upon a termination or change in control are instead governed by his employment agreement and his outstanding equity awards. In the event that he is terminated by the Company without “cause” or he resigns for “good reason” (all as defined in his employment agreement), and provided that he signs and does not revoke a general release of claims, Mr. Bass will be entitled to a cash payment equal to one-half times his base salary. In the event that he is terminated by the Company without “cause” or he resigns for “good reason” within the one-year period following a “change in control” (as defined in his employment agreement), and provided that he signs and does not revoke a general release of claims, Mr. Bass will be entitled to a cash payment equal to one time his base salary. The employment agreement with Mr. Bass also provides that upon a “change in control” (as defined in the 2013 Plan and related agreements), Mr. Bass will be entitled to immediate vesting of all of his outstanding equity-based awards provided he remains in continuous service of the Company or any affiliate or subsidiary as of the effective date of the “change in control.”

45

For all named executive officers, if the executive’s employment is terminated by us for “cause,” due to death or “disability” or due to the executive’s resignation without “good reason” (each as defined in the Severance Plan for Messrs. Faitelson, Melamed, O’Boyle and Gottlieb, and in Mr. Bass’s employment agreement for him), the executive will not be entitled to any further compensation or benefits other than any accrued but unpaid base salary (and/or unused vacation or paid time off, as applicable) and other accrued benefits of payments such as statutory severance entitlements, through the date of termination.
The Company does not provide “gross-up” payments or tax reimbursements, in each case, with respect to “excess parachute payments” under Section 280G of the Internal Revenue Code (“Section 280G”) pursuant to any agreements with the named executive officers. For those named executive officers participating in the Severance Plan, the Severance Plan includes a “best-net” cutback provision in the event any payments or benefits made to participants are treated as “parachute payments,” subject to the adverse tax consequence under Section 280G of the Internal Revenue Code.
For more information, see “Executive Compensation—Potential Payments upon Termination or Change in Control as of 2024 Fiscal Year End.”
Managing Compensation-Related Risks
We have adopted various policies and practices intended to mitigate risks associated with our executive and director compensation programs. For a description of our claw-back policy, anti-hedging and anti-pledging policies and executive and director stock ownership guidelines and retention requirements, see “Information Regarding the Board of Directors and Corporate Governance—Other Policies and Practices.”

46

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
The Compensation Committee, made up entirely of independent directors, reviewed and discussed the above Compensation Discussion and Analysis with the Company’s management. Based on this review and discussion, the Compensation Committee recommends to the Board of Directors that the Compensation Discussion and Analysis be included in these proxy materials.
Respectfully submitted by the members of the Compensation Committee of the Board of Directors:
Avrohom J. Kess (Chairperson)
Kevin Comolli
Gili Iohan
Rachel Prishkolnik

47

EXECUTIVE COMPENSATION
The following summary compensation table sets forth the cash and non-cash compensation paid to or earned by our named executive officers. In each case, compensation is shown for the years during which compensation disclosure was required over the last three completed fiscal years of the Company: the fiscal years ended December 31, 2022, December 31, 2023 and December 31, 2024, respectively.
Summary Compensation Table

Name and Position(1)	Year	Salary ($)	Bonus ($)	Stock Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)	Total ($)
Yakov Faitelson	2024	560,000	–	13,000,007	880,000	62,281(4)	14,502,288
Chief Executive Officer and President	2023	560,000	–	13,000,055	528,000	24,924	14,112,979
	2022	560,000	–	8,787,553	241,331	29,471	9,618,355
Guy Melamed	2024	400,000	–	5,678,825	500,000	52,495(4)(5)	6,631,320
Chief Financial Officer and Chief Operating Officer	2023	400,000	–	4,678,760	300,000	167,732	5,546,492
	2022	400,000	–	4,678,776	137,120	24,656	5,240,552
David Bass
Executive Vice President of Engineering and Chief Technology Officer	2024	332,965	–	5,985,368	–	57,053(5)	6,375,386
	2023	334,684	–	5,485,319	–	54,053	5,874,056
	2022	367,357	–	5,485,358	–	58,491	5,911,206
James O’Boyle	2024	350,000	–	3,705,068	272,155	30,033(4)	4,357,256
Vice Chairman – Sales	2023	350,000	–	3,705,032	280,897	27,529	4,363,458
	2022	350,000	–	3,705,037	318,832	26,053	4,399,922
Dov Gottlieb	2024	500,000	200,000(6)	2,000,016	–	13,800(4)	2,713,816
Vice President, General Counsel and Corporate Secretary	2023	500,000	200,000	2,700,005	–	13,200	3,413,205
	2022	500,000	150,000	2,700,013	–	12,200	3,362,213

(1)
Certain amounts payable to Israeli employees were paid in New Israeli Shekels. The exchange rate used for the purpose of the Summary Compensation Table as related to fiscal year 2024 is $1.00 = NIS 3.6995, which was the average exchange rate for fiscal 2024.

(2)
Represents the grant date fair value of each award computed in accordance with FASB ASC Topic 718 (“Topic 718”). For a summary of the assumptions made in the valuation of the awards, please see Note 2.k, “Accounting for Stock-Based Compensation,” of the Notes to Consolidated Financial Statements in our Annual Report on Form 10-K for the year ended December 31, 2024. The grant date value of the 2024 PSUs as reported assumed performance at the target payout level. Pursuant to SEC rules (which require us to report the maximum grant date fair value if not already represented in the Summary Compensation Table), the grant date fair value of the 2024 PSUs for our NEOs assuming performance at the maximum payout level is as follows: Mr. Faitelson $19,500,011; Mr. Melamed $8,518,237; Mr. Bass $6,985,376; Mr. O’Boyle $5,557,603, and Mr. Gottlieb $1,500,012. For information on the actual payout to our NEOs under the 2024 PSUs, see “Compensation Discussion and Analysis—Long-Term Equity Incentive Awards—2024 Executive Compensation Elements—PSU Grants.”

(3)
Represents performance-based (i) annual bonuses earned by Messrs. Faitelson and Melamed in respect of Company and individual performance in the applicable fiscal year and (ii) annual sales commissions paid to Mr. O’Boyle in the applicable fiscal year. The material terms of the non-equity incentive plan compensation paid to named executive officers in our last completed fiscal year are described in the section entitled “Compensation Discussion and Analysis—2024 Executive Compensation Elements—Annual Cash Incentive Compensation.”

(4)
Amounts reported for 2024 include Company matching contributions to the 401(k) savings plan as follows: Mr. Faitelson $13,800; Mr. O’Boyle $13,800; and Mr. Gottlieb $13,800. Amounts reported also include car allowances as follows: Mr. Faitelson $22,093; Mr. Melamed $22,219; and Mr. O’Boyle $7,272. Amounts reported also include $6,612 in fuel reimbursement for Mr. Bass. Amounts reported also include $8,961 in payments with respect to travel expenses for Mr. O’Boyle and his spouse associated with attendance at our annual sales achievement event.

(5)	For 2024, includes disability insurance benefits, contributions to pension and severance funds and recreation pay as required under Israeli law.
(6)	Represents Mr. Gottlieb’s annual cash bonus as described in the section entitled “Compensation Discussion and Analysis—2024 Executive Compensation Elements—Annual Cash Incentive Compensation.”

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Grants of Plan-Based Awards for Fiscal 2024
The following table provides information regarding: (i) annual non-equity incentive plan awards under the Company’s 2024 Cash Incentive Plan and 2024 Sales Compensation Plan; and (ii) RSU and PSU awards under the 2023 Plan.

Name	Grant Date	Compensation Committee Approval Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)			Estimated Future Payouts Under Equity Incentive Plan Awards (2)			All Other Stock Awards: Number of Shares of Stock or Units (#)(3)	Grant Date Fair Value of Stock Awards ($)(4)
			Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Yakov Faitelson			396,000	440,000	880,000	—	—	—	—	—
RSUs	2/7/24	2/1/24	—	—	—	—	—	—	134,159	6,500,004
PSUs	2/7/24	2/1/24	—	—	—	33,540	134,159	402,477	—	6,500,004
Guy Melamed			225,000	250,000	500,000	—	—	—	—	—
RSUs	2/7/24	2/1/24	—	—	—	—	—	—	58,605	2,839,412
PSUs	2/7/24	2/1/24	—	—	—	14,651	58,605	175,815	—	2,839,412
David Bass			—	—	—	—	—	—	—	—
RSUs	2/7/24	2/1/24	—	—	—	—	—	—	75,478	3,656,909
PSUs	2/7/24	2/1/24	—	—	—	12,015	48,059	144,177	—	2,328,459
James O’Boyle			—	350,000	—	—	—	—	—	—
RSUs	2/7/24	2/1/24	—	—	—	—	—	—	38,236	1,852,534
PSUs	2/7/24	2/1/24	—	—	—	9,559	38,236	114,708	—	1,852,534
Dov Gottlieb			—	—	—	—	—	—	—	—
RSUs	2/7/24	2/1/24	—	—	—	—	—	—	30,960	1,500,012
PSUs	2/7/24	2/1/24	—	—	—	2,580	10,320	30,960	—	500,004

(1)
Represents the threshold, target and and/or maximum cash payout opportunities for fiscal 2024 under our 2024 Cash Incentive Plan and 2024 Sales Compensation Plan. Pursuant to his 2024 Sales Compensation Plan, Mr. O’Boyle had the opportunity to earn an annualized target commission for the year if the annualized earned net revenues target was met, or a pro rata portion of his target compensation if the annualized earned net revenues fell below such target. For any amount in excess of 100% of the annualized earned net revenues target for 2024, he was entitled to receive 0.1% of any such excess. As a result, there was no threshold or maximum payout. For more information regarding our 2024 Cash Incentive Plan and 2024 Sales Compensation Plan, see “Compensation Discussion and Analysis—2024 Executive Compensation Elements—Annual Cash Incentive Compensation.”

(2)
Represents shares of our common stock underlying the 2024 PSUs granted under our 2023 Plan to our NEOs. 50% of such PSU award was earned based on the Company’s achievement of the free cash flow metric during the performance period beginning on January 1, 2024 and ending on December 31, 2024 (the “one-year performance period”). The other 50% of such PSU award will be earned, if at all, based on the Company’s achievement of the SAAS out of ARR goal during the performance period beginning on January 1, 2024 and ending on December 31, 2026 (the “three-year performance period”). Mr. Faitelson’s PSUs, that were earned for the one-year performance period, will vest on February 28, 2027, subject to Mr. Faitelson’s continued employment on such date. The PSUs for all other NEOs that were earned, for the one-year performance period will vest subject to ratable time-based vesting over three years following the one-year performance period, subject to their continued employment on each vesting date. The PSUs that are earned, if any, for the three-year performance period will vest on February 28, 2027, subject to the NEO’s continued employment such date. See “Compensation Discussion and Analysis—2024 Executive Compensation Elements—Long-Term Equity Incentive Awards.”

(3)
Represents shares of our common stock underlying RSUs granted under our 2023 Plan, subject to ratable time-based vesting over four years upon the last calendar day of the month of February beginning on February 28, 2025, subject to the individual’s continued employment at the applicable vesting date with respect to the NEOs.

(4)
Represents the grant date fair value of RSU and PSU awards computed in accordance with Topic 718. For a summary of the assumptions made in the valuation of these awards, please see Note 2.k, “Accounting for Stock-Based Compensation,” of the Notes to Consolidated Financial Statements in our Annual Report on Form 10-K for the year ended December 31, 2024.

49

Executive Employment Agreements
The current employment agreements with Mr. O’Boyle became effective upon the completion of our initial public offering and were amended on August 27, 2018. The current employment agreements with Messrs. Faitelson, Melamed and Bass became effective May 15, 2024, March 2, 2023 and March 1, 2018, respectively. Mr. Gottlieb accepted his offer letter on March 12, 2021. As discussed above under “Compensation Discussion and Analysis—New Severance Plan,” for those executive officers who have chosen to participate (i.e., Messrs. Faitelson, Melamed, O’Boyle and Gottlieb), the Severance Plan supersedes the terms of the employment agreements, which were replaced by restrictive covenant agreements under the Severance Plan.
Outstanding Equity Awards at Fiscal Year End 2024
The following table shows information regarding outstanding equity awards held by each named executive officer as of our fiscal year end, December 31, 2024.

Name	Grant Date	Stock Awards
		Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares That Have Not Vested (#)	Equity Incentive Plan Awards: Market Value of Unearned Shares That Have Not Vested ($)(1)
Yakov Faitelson	2/11/2021	16,872(2)	749,623	–	–
	2/10/2022	53,858(3)	2,392,911	–	–
	2/10/2022	41,670(4)	1,851,398	–	–
	2/8/2023	170,694(5)	7,583,934	–	–
	2/8/2023	682,776(6)	30,335,738	–	–
	2/7/2024	134,159(7)	5,960,684	–	–
	2/7/2024	201,239(8)	8,941,027	201,239(9)	8,941,027
Guy Melamed	2/11/2021	8,982(2)	399,070	–	–
	2/10/2022	28,676(3)	1,274,074	–	–
	2/10/2022	7,396(10)	328,604	–	–
	3/2/2023	64,057(5)	2,846,053	–	–
	3/2/2023	170,820(11)	7,589,533	–	–
	2/7/2024	58,605(7)	2,603,820	–	–
	2/7/2024	87,909(12)	3,905,730	87,909(13)	3,905,730
David Bass	2/11/2021	14,043(2)	623,930	–	–
	2/10/2022	44,826(3)	1,991,619	–	–
	2/10/2022	5,781(10)	256,850	–	–
	2/8/2023	96,031(5)	4,266,657	–	–
	2/8/2023	128,043(11)	5,688,950	–	–
	2/7/2024	75,478(7)	3,353,488	–	–
	2/7/2024	72,090(12)	3,202,892	72,090(13)	3,202,892
James O’Boyle	2/11/2021	7,113(2)	316,031	–	–
	2/10/2022	22,708(3)	1,008,916	–	–
	2/10/2022	5,857(10)	260,227	–	–
	2/8/2023	48,648(5)	2,161,431	–	–
	2/8/2023	129,729(11)	5,763,859	–	–
	2/7/2024	38,236(7)	1,698,825	–	–
	2/7/2024	57,354(12)	2,548,238	57,354(13)	2,548,238
Dov Gottlieb	5/6/2021	23,860(14)	1,060,100	–	–
	5/5/2022	36,290(15)	1,612,365	–	–
	2/8/2023	70,903(5)	3,150,220	–	–
	2/7/2024	30,960(7)	1,375,553	–	–
	2/7/2024	15,480(12)	687,776	15,480(13)	687,776

(1)	The market value is based on the closing price of our common stock on December 31, 2024, which was $44.43 per share.
(2)
The shares subject to the RSU award vest, and an equal number of shares of our common stock are deliverable to the grantee, in four equal annual installments upon the last calendar day of the month of February beginning on February 28, 2022, subject to the grantee continuing to be employed by us through each such date.

(3)
The shares subject to the RSU award vest, and an equal number of shares of our common stock are deliverable to the grantee, in four equal annual installments upon the last calendar day of the month of February beginning on February 28, 2023, subject to the grantee continuing to be employed by us through each such date.

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(4)
Represents the number of PSUs that were earned on February 10, 2022 based on the achievement performance level in 2021. All such shares are eligible to time-vest on February 29, 2024, subject to Mr. Faitelson’s continued employment through such date.

(5)
The shares subject to the RSU award vest, and an equal number of shares of our common stock are deliverable to the grantee, in four equal annual installments upon the last calendar day of the month of February beginning on February 29, 2024, subject to the grantee continuing to be employed by us through each such date.

(6)
Represents the number of PSUs that were earned on February 9, 2023 based on the achievement performance level in 2022. All such shares are eligible to time-vest on February 28, 2025, subject to Mr. Faitelson’s continued employment through such date.

(7)
The shares subject to the RSU award vest, and an equal number of shares of our common stock are deliverable to the grantee, in four equal annual installments upon the last calendar day of the month of February beginning on February 28, 2025, subject to the grantee continuing to be employed by us through each such date.

(8)
Represents the number of PSUs that were earned based on the Company’s achievement of the free cash flow metric for the performance period beginning on January 1, 2024 and ending on December 31, 2024. All such shares are eligible to time-vest on February 28, 2027, subject to Mr. Faitelson’s continued employment through such date. See “Compensation Discussion and Analysis—2024 Executive Compensation Elements—Long-Term Equity Incentive Awards.”

(9)
Represents PSUs that will be earned, if at all, based on the Company’s achievement of the SAAS out of ARR metric for the performance period beginning on January 1, 2024 and ending on December 31, 2026. The amount shown in the table reflects the maximum number of PSUs that may be earned. The earned PSUs, if any, will be eligible to time-vest on February 28, 2027, subject to Mr. Faitelson’s continued employment through such date. The actual number of PSUs that will be earned based on the Company’s achievement of the SAAS out of ARR metric is not yet determinable. See “Compensation Discussion and Analysis—2024 Executive Compensation Elements—Long-Term Equity Incentive Awards.”

(10)
Represents the number of PSUs that were earned on February 9, 2023 based on the achievement performance level in 2022. All such shares are eligible to time-vest, and an equal number of shares of common stock will be deliverable to the grantee, in three equal annual installments upon the last calendar day of the month of February beginning on February 28, 2023, subject to the grantee’s continued employment through such date.

(11)
Represents the number of PSUs that were earned on February 8, 2024 based on the achievement performance level in 2023. All such shares are eligible to time-vest, and an equal number of shares of common stock will be deliverable to the grantee, in three equal annual installments upon the last calendar day of the month of February beginning on February 29, 2024, subject to the grantee’s continued employment through such date.

(12)
Represents the number of PSUs that were earned based on the Company’s achievement of the free cash flow metric for the performance period beginning on January 1, 2024 and ending on December 31, 2024. All such shares are eligible to time-vest, and an equal number of shares of common stock will be deliverable to the grantee, in three equal annual installments upon the last calendar day of the month of February beginning on February 28, 2025, subject to the grantee’s continued employment through such date. See “Compensation Discussion and Analysis—2024 Executive Compensation Elements—Long-Term Equity Incentive Awards.”

(13)
Represents PSUs that will be earned, if at all, based on the Company’s achievement of the SAAS out of ARR metric for the performance period beginning on January 1, 2024 and ending on December 31, 2026. The amount shown in the table reflects the maximum number of PSUs that may be earned. The earned PSUs, if any, will be eligible to time-vest on February 28, 2027, subject to the grantee’s continued employment through such date. The actual number of PSUs that will be earned based on the Company’s achievement of the SAAS out of ARR metric is not yet determinable. See “Compensation Discussion and Analysis—2024 Executive Compensation Elements—Long-Term Equity Incentive Awards.”

(14)
The shares subject to the RSU award vest, and an equal number of shares of our common stock are deliverable to the grantee, in four equal annual installments upon the last calendar day of the month of May beginning on May 31, 2022 subject to the grantee continuing to be employed by us through each such date.

(15)
The shares subject to the RSU award vest, and an equal number of shares of our common stock are deliverable to the grantee, in four equal annual installments upon the last calendar day of the month of May beginning on May 31, 2023 subject to the grantee continuing to be employed by us through each such date.

Option Exercises and Stock Vested for Fiscal 2024

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)
Yakov Faitelson	420,000	15,792,445	310,513	15,774,060
Guy Melamed	–	–	215,949	10,970,209
David Bass	–	–	213,176	10,829,341
James O’Boyle	–	–	158,154	8,034,223
Dov Gottlieb	–	–	65,641	3,005,236

(1)
The value realized on exercise of stock option awards is based on the difference between the closing market price of our common stock on the date of exercise of the option award and the exercise price of the option.

(2)	The value realized on vesting of stock awards granted is based on the closing market price of our common stock on the date of vesting of the stock award.

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Pension Plans
We did not maintain a pension plan requiring disclosure under SEC rules for any of our named executive officers in fiscal year 2024.
Non-Qualified Deferred Compensation
We did not maintain a non-qualified deferred compensation plan for any of our named executive officers in fiscal year 2024.
POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL AS OF 2024 FISCAL YEAR END
As required by SEC rules, this section reflects the amount of compensation that would have been payable to each of our named executive officers in the event of termination of such executive’s employment, assuming the termination occurred effective as of December 31, 2024. For Messrs. Faitelson, Melamed, O’Boyle and Gottlieb, these payments are governed by the terms of the Severance Plan. For Mr. Bass, these payments are governed by his employment agreement and his outstanding equity awards under the 2024 Plan, the 2023 Plan and the 2013 Plan, where, in each case as applicable, the terms “cause,” “change in control” and “good reason” are defined. For more information on the terms of these payments, see “Compensation Discussion and Analysis—Change in Control and Severance.” For more information on 2024 base salary, 2024 bonus and outstanding equity awards as of December 31, 2024, see “Compensation Discussion and Analysis” as well as “Executive Compensation—Outstanding Equity Awards at Fiscal Year End 2024.”
Cash Benefits and Payments upon Termination as of 2024 Fiscal Year End

Name	Involuntary Termination Without Cause or Voluntary Termination for Good Reason, Not in Connection with a Change in Control(1) ($)	Involuntary Termination Without Cause or Voluntary Termination for Good Reason, in Connection with a Change in Control(2)(3) ($)
Yakov Faitelson	1,500,000	2,940,000
Guy Melamed	650,000	1,550,000
David Bass	168,668	332,965
James O’Boyle	700,000	1,750,000
Dov Gottlieb	700,000	1,600,000

(1)
Includes (i) a cash payment equal to 150% of the sum of base salary and target bonus for the year of termination for Mr. Faitelson, 100% of the sum of base salary and target bonus for the year of termination for Messrs. Melamed, O’ Boyle and Gottlieb, and 50% of the sum of base salary for the year of termination for Mr. Bass, and (ii) with respect to Messrs. Faitelson, Melamed, O’Boyle and Gottlieb, a payment of any earned but unpaid bonus or commission in respect of the year prior to the year of termination, at the time such bonuses or commissions would otherwise be paid (which is zero when termination is assumed as of December 31, 2024):

Name	Cash Payment Relating to Base Salary and/or Target Bonus/Commission for Year of Termination ($)	Earned but Unpaid Bonus/Commission for Year Prior to Year of Termination ($)
Yakov Faitelson	1,500,000	–
Guy Melamed	650,000	–
David Bass	168,668	–
James O’Boyle	700,000	–
Dov Gottlieb	700,000	–

(2)
Includes (i) a cash payment equal to 250% of the sum of base salary and target bonus for the year of termination for Mr. Faitelson, 200% of the sum of base salary and target bonus for the year of termination for Messrs. Melamed, O’Boyle and Gottlieb, and 100% of the base salary for the year of termination for Mr. Bass, (ii) with respect to Messrs. Faitelson, Melamed, O’Boyle and Gottlieb, an additional cash payment equal to the amount of target bonus or commission for the performance period including the date of termination, prorated based on the number of days employed by the Company during the performance period, and (iii) with respect to Messrs. Faitelson, Melamed, O’Boyle and Gottlieb, a payment of any earned but unpaid bonus or commission in respect of the year prior to the year of termination, at the time such bonuses or commissions would otherwise be paid (which is zero when termination is assumed as of December 31, 2024).

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Name	Cash Payment Relating to Base Salary and/or Target Bonus/Commission for Year of Termination ($)	Additional Cash Payment of Pro Rata Target Bonus/Commission for Year of Termination ($)	Earned but Unpaid Bonus/Commission for Year Prior to Year of Termination ($)
Yakov Faitelson	2,500,000	440,000	–
Guy Melamed	1,300,000	250,000	–
David Bass	332,965	–	–
James O’Boyle	1,400,000	350,000	–
Dov Gottlieb	1,400,000	200,000	–

(3)
Benefit is provided in the case of an involuntary termination without “cause” or voluntary termination for “good reason” (i) with respect to Messrs. Faitelson, Melamed, O’Boyle and Gottlieb, within six months prior to and 24 months following a “change in control,” and (ii) with respect to Mr. Bass, within the one-year period following a “change in control.”

Acceleration of Outstanding Equity Awards upon Termination and/or Change in Control as of 2024 Fiscal Year End

	Involuntary Termination Without Cause or Voluntary Termination for Good Reason, Not in Connection with a Change in Control(1)		Involuntary Termination Without Cause or Voluntary Termination for Good Reason, in Connection with a Change in Control(2)			Change in Control Without Termination(3)
Name	Number (#)	Value ($)*	Number (#)	Value ($)*	Number (#)	Value* ($)
Yakov Faitelson	872,912	38,783,470	1,368,347	60,795,657	–	–
Guy Melamed	159,333	7,079,143	455,747	20,248,839	–	–
David Bass	–	–	–	–	460,321	20,452,062
James O’Boyle	117,042	5,200,272	328,763	14,606,940	–	–
Dov Gottlieb	66,323(4)	2,946,727	182,653	8,115,272	–	–

*	Based on $44.43, the closing price of our common stock on December 31, 2024.
(1)
Includes accelerated vesting of a portion of each equity award held by the named executive officer, prorated based on the number of days he was employed by the Company since the last vesting date (with any performance-vesting awards deemed vested at the greater of target and actual level of performance determined at the time of such termination).

(2)
Includes accelerated vesting of all equity awards held by the named executive officer (with any performance-vesting awards deemed vested at the greater of target and actual level of performance determined at the time of such termination).

(3)	Includes accelerated vesting of all equity awards held by the named executive officer (with performance-vesting awards deemed vested at target).
(4)
Pursuant to Mr. Gottlieb’s employment agreement that he entered into when he joined the Company, wherever termination is by us without “cause,” he is also entitled to acceleration of the remaining unvested portions of his initial grant of 95,440 RSUs granted in May 2021.

DIRECTOR COMPENSATION
The Compensation Committee, with input from its independent compensation consultant Compensia, periodically reviews and evaluates director compensation and makes recommendations to the Board. Our Board reviews director compensation periodically to ensure that the director compensation package remains competitive such that we are able to recruit and retain qualified directors. Certain highlights of Board compensation are included below.

Restricted stock units
On average, our non-employee directors currently receive more than 80% of their annual compensation from us in the form of RSUs (based on the grant date fair value of approximately $190,000 for annual grants).

Director stock ownership guidelines
Each of our directors is required to beneficially own shares of our common stock with the equivalent value, as of the acquisition date, of at least five times his or her aggregate annual cash retainer, by the date of the fifth anniversary of his or her appointment (provided that directors as of the date of the guidelines’ adoption must achieve their applicable levels of ownership on an accelerated basis, within two years after adoption). For more information, see “Information Regarding the Board of Directors and Corporate Governance—Other Policies and Practices.”

Compensation review	The Compensation Committee reviews the appropriateness of our director compensation.

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We have a policy of reimbursing our directors for their reasonable out-of-pocket expenses incurred in attending Board and Board committee meetings. None of our employee directors receives additional compensation for his or her service on the Board.
Non-employee directors receive the following cash compensation for Board and Board committee services, as applicable, paid on a quarterly basis:
•	$30,000 per year for service as a Board member;
•	$20,000 per year for service as the chairperson of the Audit Committee and $7,500 per year for service as a member (other than as chair) of the Audit Committee;
•	$10,500 per year for service as the chairperson of the Compensation Committee and $5,000 per year for service as a member (other than as chair) of the Compensation Committee;
•
$7,500 per year for service as the chairperson of the Nominating and Corporate Governance Committee and $3,500 per year for service as a member (other than as chair) of the Nominating and Corporate Governance Committee;

•	$7,500 per year for service as the chairperson of the Technology Committee and $3,500 per year for service as a member (other than as chair) of the Technology Committee; and
•	$19,000 per year for services as Lead Director.
In addition, each non-employee director is entitled to receive an award of RSUs under the 2023 Plan in the amount of $190,000 each year at the Compensation Committee meeting held after the end of the first quarter. Accordingly, in May 2024, each non-employee director received an award of RSUs under the 2023 Plan in the amount of $190,000 (which, in 2024, resulted in a grant of 4,163 RSUs). Each such RSU will vest on May 30, 2025, subject to the director’s continued service on the Board.
The following table sets forth information regarding compensation earned by or paid to our non-employee directors during 2024:

Director	Fees Earned or Paid in Cash ($)	Stock Awards(1) ($)	Total ($)
Carlos Aued	30,000	189,999	219,999
Kevin Comolli	42,000	189,999	231,999
John J. Gavin, Jr.	76,000	189,999	265,999
Gili Iohan	42,500	189,999	232,499
Avrohom J. Kess	40,500	189,999	230,499
Ohad Korkus	37,500	189,999	227,499
Thomas F. Mendoza	30,000	189,999	219,999
Rachel Prishkolnik	35,000	189,999	224,999
Ofer Segev	37,500	189,999	227,499
Fred van den Bosch	41,000	189,999	230,999

(1)	Represents the grant date fair value of the RSU awards granted on May 8, 2024, based on a price per share of the Company at the closing of the trading day of $45.64.
The following table shows the aggregate number of outstanding stock options and RSU awards held by each of our non-employee directors as of December 31, 2024:

Director	Unexercised Options Outstanding (#)	Unvested Restricted Stock Units Outstanding (#)
Carlos Aued	–	4,163
Kevin Comolli	–	4,163
John J. Gavin, Jr.	–	4,163
Gili Iohan	–	4,163
Avrohom J. Kess	–	4,163
Ohad Korkus	–	4,163
Thomas F. Mendoza	–	4,163
Rachel Prishkolnik	–	4,163
Ofer Segev	–	4,163
Fred van den Bosch	–	4,163

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CHIEF EXECUTIVE OFFICER PAY RATIO
Pursuant to Item 402(u) of Regulation S-K and the Dodd-Frank Act, we are required to disclose in this proxy statement the ratio of the annual total compensation of our CEO to that of our median employee.
Pay Ratio
Based on SEC rules for this disclosure and applying the methodology described below, the median employee’s annual total compensation for 2024 was $155,704. Thus, the ratio of our CEO’s annual total compensation for 2024 to the median employee’s annual total compensation for 2024 was approximately 93 to 1 (based on our CEO’s annual total compensation for 2024 as reported in the “Executive Compensation-Summary Compensation Table” of $14,502,288).
Methodology
For purposes of identifying our median compensated employee, we used our global employee population as of December 31, 2024, which is the last day of our fiscal year. We excluded 6 employees in Luxembourg and Belgium under the de minimis exemption from our calculations. We calculated the annual total cash compensation (salary, wages, overtime and bonus) from our payroll records for all employees of the Company (excluding our Chief Executive Officer) during fiscal year 2024. We believe that annual total cash compensation is a consistently applied compensation measure at Varonis and most appropriate for determining the median employee. In making this determination, we annualized the compensation for those employees who were hired during fiscal year 2024, as permitted under SEC rules. We did not make any cost-of-living adjustments in identifying the median employee. After identifying the median employee, we calculated the annual total compensation for such employee using the same methodology we used for Mr. Faitelson's annual total compensation in the Summary Compensation Table for fiscal year 2024.

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PAY VERSUS PERFORMANCE
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive “compensation actually paid” and certain financial performance of the Company. The Compensation Committee does not in practice use “compensation actually paid” as the basis for making compensation decisions. For further information concerning our compensation philosophy and how we align executive compensation with our performance, see “Compensation Discussion and Analysis.” The below disclosure is provided only to comply with applicable SEC rules.
Pay Versus Performance Table and Related Disclosure
The following table sets forth information regarding compensation for our principal executive officer and average compensation related to our other named executive officers versus our Company performance for the past four years.

					Value of Initial Fixed $100 Investment Based On:
Year(1)	Summary Compensation Table Total for CEO ($)	Compensation Actually Paid to CEO ($)(2)(3)	Average Summary Compensation Table Total for Other NEOs ($)	Average Compensation Actually Paid to Other NEOs ($)(3)(4)	Total Shareholder Return ($)(5)	Peer Group Total Shareholder Return ($)(5)	Net Loss ($)	Annual Recurring Revenues ($)(6)
2024	14,502,288	20,277,376	5,019,444	7,007,804	171.52	301.44	(95,765)	641,900
2023	14,112,979	50,973,771	4,799,302	15,463,566	174.80	221.06	(100,916)	543,000
2022	9,618,354	(8,866,124)	4,728,473	(2,636,005)	92.42	132.79	(124,518)	465,100
2021	10,372,443	12,724,377	5,273,748	6,100,570	188.32	206.76	(116,861)	387,100
2020	6,201,417	29,985,684	4,751,691	14,611,961	210.54	149.98	(94,010)	287,300

(1)	The CEO and other NEOs included in the above compensation columns reflect the following:

Year	CEO	Other NEOs
2024	Yakov Faitelson	Guy Melamed, David Bass, James O’Boyle, Dov Gottlieb
2023	Yakov Faitelson	Guy Melamed, David Bass, James O’Boyle, Dov Gottlieb
2022	Yakov Faitelson	Guy Melamed, David Bass, James O’Boyle, Dov Gottlieb
2021	Yakov Faitelson	Guy Melamed, David Bass, James O’Boyle, Gilad Raz
2020	Yakov Faitelson	Guy Melamed, David Bass, James O’Boyle, Gilad Raz

(2)	The following table details the amounts deducted and added to the Summary Compensation Table figure to calculate compensation actually paid in accordance with Item 402(v) for our CEO:

	2024	2023	2022	2021	2020
Total Compensation as reported on Summary Compensation Table	14,502,288	14,112,979	9,618,354	10,372,443	6,201,417
Fair value of equity awards reported in Summary Compensation Table	(13,000,007)	(13,000,055)	(8,787,553)	(9,250,316)	(5,290,849)
Fair value at year-end of equity compensation granted in current year and unvested at year-end	17,882,053	41,221,463	3,576,325	12,490,656	14,069,193
Change in fair value from end of prior fiscal to end of current fiscal year for awards made in prior fiscal years that were unvested at end of current fiscal year	(820,990)	7,810,760	(11,936,142)	(2,779,713)	14,760,197
Change in fair value from end of prior fiscal year to vesting date for awards made in prior fiscal years that vested during current fiscal year	1,714,032	828,624	(1,337,108)	1,891,307	245,726
Compensation Actually Paid	20,277,376	50,973,771	(8,866,124)	12,724,377	29,985,684

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(3)	The following table details the amounts deducted and added to the Summary Compensation Table figure to calculate compensation actually paid in accordance with Item 402(v) for all other NEOs:

	2024	2023	2022	2021	2020
Total Compensation as reported on Summary Compensation Table	5,019,444	4,799,302	4,728,473	5,273,748	4,751,691
Fair value of equity awards reported in Summary Compensation Table	(4,342,319)	(4,142,279)	(4,142,296)	(4,714,847)	(4,252,855)
Fair value at year-end of equity compensation granted in current year and unvested at year-end	5,706,156	11,498,166	1,927,757	5,832,637	7,587,632
Change in fair value from end of prior fiscal to end of current fiscal year for awards made in prior fiscal years that were unvested at end of current fiscal year	(194,175)	2,939,286	(4,408,373)	(1,230,120)	6,277,530
Change in fair value from end of prior fiscal year to vesting date for awards made in prior fiscal years that vested during current fiscal year	818,698	369,091	(741,566)	939,152	247,963
Compensation Actually Paid	7,007,804	15,463,566	(2,636,005)	6,100,570	14,611,961

(4)
The assumptions used to value equity for the purposes of compensation actually paid were developed consistently with those used to value equity awards at the grant date under ASC 718. For each respective measurement date, RSUs were valued at the then-current stock price. PSUs were valued at the then-current stock price multiplied by the applicable performance factor actually earned for PSUs outstanding in fiscal year 2024.

(5)
Peer Group TSR reflects the Company's peer group (NASDAQ Computer Index) used for purposes of Item 201(e)(ii) of Regulation S-K in our latest Annual Report on Form 10-K filed with the SEC. Each year reflects what the cumulative value of $100 would be as of the end of the applicable fiscal year, including the reinvestment of dividends, if such amount were first invested on December 31, 2019.

(6)
We chose annual recurring revenues as our company selected measure because it is the key variable component of our executive compensation program. Annual recurring revenues is a key performance indicator defined as the annualized value of active term-based subscription license contracts, maintenance contracts and SaaS contracts in effect at the end of that period. Subscription license contracts, maintenance contracts and SaaS contracts are annualized by dividing the total contract value by the number of days in the term and multiplying the result by 365. The annualized value of contracts is a legal and contractual determination made by assessing the contractual terms with our customers. The annualized value of maintenance contracts is not determined by reference to historical revenues, deferred revenues or any other GAAP financial measure over any period. Annual recurring revenues is not a forecast of future revenues and can be impacted by contract start and end dates and renewal rates.

The following graphs address the relationship between “compensation actually paid” (“CAP”) as described in the Pay Versus Performance Table and the Company performance measures in the table.

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Financial Performance Measures
As described in detail in the “Compensation Discussion and Analysis,” the Company’s executive compensation program consists of several compensation elements reflecting the Company’s pay-for-performance philosophy, including equity compensation which is directly tied to the returns experienced by our shareholders.
The most important financial performance measures used to link compensation actually paid to the Company’s named executive officers with the Company’s performance for 2024 are as follows:
•	Annual Recurring Revenues
•	Trailing-Twelve-Month Margin
•	Timeline for Completion of the SaaS Transition
•	Free Cash Flow

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EQUITY COMPENSATION PLAN INFORMATION
The following table sets forth the number of shares of our common stock subject to outstanding stock options, RSUs and PSUs as of December 31, 2024 under (i) our 2023 Plan, 2013 Plan and 2005 Stock Plan (the “2005 Plan”), (ii) the Polyrize Security Ltd. 2019 Share Incentive Plan, as amended (the “Polyrize Plan”), which was assumed by the Company in connection with the acquisition by the Company of Polyrize Security Ltd. in the fourth quarter of 2020, and (iii) the 2015 ESPP. The table also sets forth the number of shares of our common stock as of that date that may be issued pursuant to future grants under our 2023 Plan. As of December 31, 2024, future grants may not be made pursuant to the 2013 Plan, 2005 Plan and Polyrize Plan. In the event of certain changes in our capitalization, such as a reorganization, stock split, merger or similar change in our corporate structure or the number of outstanding shares of our common stock, our Compensation Committee will make appropriate adjustments to (i) under our 2005 Plan, 2013 Plan, Polyrize Plan and 2023 Plan, the aggregate and individual share limits and to the number, class and/or exercise price under outstanding awards in order to prevent undue diminution or enlargement of the benefits or potential benefits available and (ii) under our 2015 ESPP (for the remainder of its term), the number and class of shares or other securities that are reserved for issuance and the option price.

Plan Category	Numbers of Securities to be Issued upon Exercise of Outstanding Options, RSUs and PSUs(1)	Weighted-Average Exercise Price of Outstanding Options	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in the first column)(2)
Equity compensation plans approved by security holders	7,858,489	$5.68(3)	9,435,334(4)
Equity compensation plans not approved by security holders	—	—	—
Total	7,858,489		9,435,334

(1)	Pursuant to SEC guidance, includes the number of PSUs granted to various management individuals assuming vesting at the maximum payout level.
(2)
The Company initially reserved 1,500,000 shares of common stock for purchase under the 2015 ESPP. The number of shares of common stock available for issuance under the 2015 ESPP was increased on January 1, 2016 and each January 1 thereafter through 2025, by an amount equal to the lesser of (i) one percent (1%) of the number of shares of common stock issued and outstanding on each December 31 immediately prior to the date of increase, except that the amount of each such increase will be limited to the number of shares of common stock necessary to bring the total number of shares of common stock available for issuance under the 2015 ESPP to two percent (2%) of the number of shares of common stock issued and outstanding on each such December 31, or (ii) 1,200,000 shares of common stock. Between January 1, 2016 and December 31, 2024, the share reserve under the 2015 ESPP has been automatically increased by an aggregate of 3,908,910 shares.

(3)	Since RSU and PSU awards have no exercise price, they are not included in the weighted-average exercise price calculation in this column.
(4)
Represents, as of December 31, 2024, 7,091,137 shares of common stock that remained available for issuance under the 2023 Plan and 2,344,197 shares of common stock that remained available for purchase under the 2015 ESPP. There are no shares available for future grant under the 2013 Plan, 2005 Plan or under the Polyrize Plan.

TRANSACTIONS WITH RELATED PERSONS
We describe below “related party transactions,” or transactions and series of similar transactions, since the beginning of our 2024 fiscal year, to which we were a party or will be a party, in which (setting aside certain exceptions outlined in Item 404(a) of Regulation S-K):
•	the amounts involved exceeded or will exceed $120,000; and
•
any of our directors, director nominees, executive officers or beneficial holders of more than 5% of any class of our capital stock, or any immediate family members thereof, had or will have a direct or indirect material interest.

Other than as described below, there has not been, nor is there any currently proposed, transactions or series of similar transactions to which we have been or will be a party.
Indemnification Agreements
We have entered into indemnification agreements with certain directors and officers. The indemnification agreements and our certificate of incorporation and bylaws require us to indemnify our directors and officers to the fullest extent permitted by Delaware law.
Employment Relationships
Carlos Aued became a director of the Company in January 2022. His daughter, Alexa Kusovitsky, has been employed by the Company since 2014 and her total compensation in 2024 was $237,521, which is commensurate with her peers.

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Policies and Procedures for Related Person Transactions
We have adopted a written related person transactions policy by which all “related party transactions” that we enter into (as defined in Item 404(a) of Regulation S-K and described above) must receive the approval of our Audit Committee, or other independent members of the Board of Directors, in the event that it is inappropriate for our Audit Committee to review such transaction due to a conflict of interest. In approving or rejecting a transaction, our Audit Committee may consider all facts and information that are available and deemed relevant by the Audit Committee, including, but not limited to, whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related person’s interest in the transaction.

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QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING
When and where will the Annual Meeting be held?
The Annual Meeting will be held on June 5, 2025 at 8:30 a.m., Eastern Daylight Time, at www.virtualshareholdermeeting.com/VRNS2025.
Why am I being provided with these materials?
We are providing you with a Notice of Internet Availability which contains instructions about how to access our proxy materials in connection with the solicitation by the Board of Directors to be used at the Annual Meeting and at any adjournment or postponement thereof. The Notice of Internet Availability was sent on or about April 22, 2025 to our shareholders of record as of the close of business on April 10, 2025. The proxy materials, including the Notice of Annual Meeting and this Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, are also available on the internet at www.proxyvote.com.
How can I attend and vote at the Annual Meeting?
We will be hosting the Annual Meeting live via audio webcast. Any shareholder can attend the Annual Meeting live online at www.virtualshareholdermeeting.com/VRNS2025. If you were a shareholder of record as of April 10, 2025 (the “Record Date”), or you own your shares in “street name” (in an account at a brokerage firm, bank, dealer or other similar organization) and hold a valid proxy for the Annual Meeting from the shareholder of record as of the Record Date, you can vote at the Annual Meeting. A summary of the information you need to attend the Annual Meeting online is provided below:
•	instructions on how to attend and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at www.virtualshareholdermeeting.com/VRNS2025;
•	assistance with questions regarding how to attend and participate via the Internet will be provided at www.virtualshareholdermeeting.com/VRNS2025 on the day of the Annual Meeting;
•	webcast starts at 8:30 a.m. Eastern Daylight Time;
•	shareholders may vote and submit questions while attending the Annual Meeting via the Internet; and
•
you will need your 16-digit control number included on the Notice of Internet Availability of Proxy Materials (if a shareholder of record) to virtually enter the Annual Meeting. If you hold your shares in “street name”, you should contact the bank, broker or other institution where you hold your account if you have questions about obtaining your control number.

Will I be able to participate in the virtual Annual Meeting on the same basis that I would be able to participate in an in-person meeting?
The virtual meeting format for the Annual Meeting will enable full and equal participation by all of our shareholders. We designed the format of the virtual Annual Meeting to ensure, to the best of our ability, that our shareholders who attend our Annual Meeting will be afforded the same rights and opportunities to participate as they would at an in-person meeting and to enhance shareholder access, participation and communication through online tools. We are:
•
providing shareholders with the ability to submit appropriate questions in real-time via the meeting website, limiting questions to one per shareholder unless time otherwise permits. Live questions may be submitted online beginning shortly before the start of the Annual Meeting at www.virtualshareholdermeeting.com/VRNS2025; and

•
answering as many questions submitted in accordance with the meeting rules of conduct as possible in the time allotted for the meeting. In addition, answers to appropriate live questions that we were unable to answer at the Annual Meeting will be posted on our Investor Relations website as soon as practicable after the meeting.

If you are experiencing technical difficulties with the virtual meeting platform before or during the Annual Meeting, please call 844-986-0822 (toll-free) or 303-562-9302 (international) for technical support.
Who can vote at the Annual Meeting?
Shareholder of Record
Only shareholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting or any adjournments thereof. On this Record Date, there were 111,924,959 shares of common stock outstanding and entitled to vote. Each share of common stock is entitled to one vote.
If as of the close of business on April 10, 2025 your shares were registered directly in your name with the Company’s transfer agent, American Stock Transfer & Trust Company, LLC, then you are a “shareholder of record.” As a shareholder of record, you may vote virtually at the Annual Meeting or vote by proxy over the telephone, through the internet or by using a proxy card delivered to you. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted.

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Beneficial Owner of Shares Held in “Street Name”
If as of the close of business on April 10, 2025 your shares were held not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and the Notice of 2025 Annual Meeting of Shareholders is being forwarded to you by that organization. The organization holding your account is considered to be the shareholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to instruct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the shareholder of record, you may not vote your shares at the meeting unless you request and obtain a valid legal proxy from your broker or other agent.
What am I voting on?
There are five matters scheduled for a vote.
•	Proposal 1: Election of four Class II director nominees listed in the Proxy Statement, each for a term of three years;
•	Proposal 2: Non-binding vote to approve the compensation of our named executive officers (“say-on-pay”);
•
Proposal 3: Ratification of the appointment of Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global Limited (“E&Y”), as the independent registered public accounting firm of the Company for 2025;

•	Proposal 4: Approval of the Varonis Systems, Inc. 2025 Employee Stock Purchase Plan; and
•	Proposal 5: Approval of additional shares for issuance under the Amended and Restated Varonis Systems, Inc. 2023 Omnibus Equity Incentive Plan.
What if another matter is properly brought before the Annual Meeting?
The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly presented at the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.
How do I vote?
You may either vote “for” all the nominees to the Board of Directors or you may “withhold” your vote for any nominee you specify. For the non-binding vote to approve the executive compensation and the ratification of E&Y as our independent registered public accounting firm, you may vote “for” or “against” or abstain from voting.
Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting and vote even if you have already voted by proxy.
If you are a shareholder of record, there are four ways you can vote: online during the Annual Meeting, online prior to the Annual Meeting, over the telephone or by mail, as set forth below.
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Online During the Annual Meeting. You may vote during the Annual Meeting by visiting www.virtualshareholdermeeting.com/VRNS2025, entering the 16-digit control number included in the Notice of Internet Availability of Proxy Materials or your proxy card, and following the on-screen instructions.

•
Mail. You may vote using a proxy card that may be delivered to you. Simply complete, sign and date the proxy card where indicated and return it promptly in the envelope provided. You should sign your name exactly as it appears on the proxy card. If you are signing in a representative capacity, you must indicate your name and title or capacity. Your signed proxy card must be received by June 4, 2025.

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Telephone. To vote over the telephone, dial toll-free 1-800-690-6903 using a touch-tone phone and follow the recorded instructions. You will be asked to provide the 16-digit control number included in the Notice of Internet Availability of Proxy Materials. Your telephone vote must be received by 11:59 p.m., Eastern Daylight Time, on June 4, 2025 to be counted.

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Online Prior to the Annual Meeting. To vote through the internet, go to www.proxyvote.com and follow the instructions on how to complete an electronic proxy card. You will be asked to provide the 16-digit control number included in the Notice of Internet Availability of Proxy Materials or proxy card. Your internet vote must be received by 11:59 p.m., Eastern Daylight Time, on June 4, 2025 to be counted.

If you are a beneficial owner of shares in “street name”, you should have received a Notice of 2025 Annual Meeting of Shareholders containing voting instructions from your broker, bank or other agent rather than from the Company. Simply follow the voting instructions in the Notice of 2025 Annual Meeting of Shareholders to ensure that your vote is counted. To vote at the Annual Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker or bank included with these proxy materials or contact your broker or bank to request a proxy form.
Who is paying for this proxy solicitation?
We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone, mail, email or by other means of communication, without extra compensation. We may also reimburse brokerage firms, banks and other agents for their reasonable charges and expenses incurred in forwarding proxy materials to beneficial owners.

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What does it mean if I receive more than one Notice of Internet Availability of Proxy Materials or proxy card?
If you receive more than one Notice of Internet Availability of Proxy Materials or proxy card, it generally means that your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on each of the Notices of Internet Availability of Proxy Materials to ensure that all of your shares are voted.
Can I revoke my proxy or change my vote after submitting my proxy?
Yes. You may revoke your proxy or change your vote at any time before the final vote at the Annual Meeting. If you are the shareholder of record, you may revoke your proxy or change your vote in any one of the following ways:
•	Mail. You may submit another properly completed proxy card with a later date that is received no later than June 4, 2025.
•	Telephone. You may grant a subsequent proxy by telephone before the closing of those voting facilities at 11:59 p.m. Eastern Daylight Time on June 4, 2025.
•	Internet. You may grant a subsequent proxy through the internet before the closing of those voting facilities at 11:59 p.m. Eastern Daylight Time on June 4, 2025.
•
Advance Written Notice. You may send a timely written notice to the attention of our Chief Financial Officer and Chief Operating Officer at Varonis Systems, Inc., 801 Brickell Ave, Miami, FL 33131, stating that you are revoking your proxy and provided such statement is received no later than June 4, 2025.

•
Attend the Annual Meeting. You may attend the Annual Meeting and vote. Simply attending the meeting will not, by itself, revoke your proxy. In such case, only your latest internet proxy submitted will be counted.

Your most current proxy card or telephone or internet proxy is the one that is counted.
If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank. You may also change your vote or revoke your proxy at the Annual Meeting if you obtain a signed proxy from the record holder (broker or other nominee) giving you the right to vote the shares.
What is the quorum requirement?
A majority of the shares of common stock entitled to vote must be present or represented by proxy to constitute a quorum at the Annual Meeting. Abstentions and shares represented by “broker non-votes,” as described below, are counted as present and entitled to vote for purposes of determining a quorum.
What will be the result if, as a record holder, I submit my signed proxy card, but do not make specific instructions?
If, as a record holder, you properly submit your signed proxy card without making specific instructions, your shares will be voted in the manner recommended by our Board of Directors as follows: “for” each of the four Class II director nominees (Proposal No. 1); “for” the non-binding, advisory approval of the compensation of our named executive officers (Proposal No. 2); “for” the ratification of the appointment of our independent registered public accounting firm (Proposal No. 3); “for” the approval of the Varonis Systems, Inc. 2025 Employee Stock Purchase Plan (Proposal No. 4); and “for” the approval of additional shares for issuance under the Amended and Restated Varonis Systems, Inc. 2023 Omnibus Equity Incentive Plan (Proposal No. 5). If any other matters not included in this Proxy Statement properly come before the Annual Meeting, the shares represented by the proxy will be voted by the holders of the proxies in accordance with their best judgment to the extent permitted by SEC rules. The proxy may be removed at any time prior to exercise by the means discussed above under “Can I revoke my proxy or change my vote after submitting my proxy?”
What is a “broker non-vote” and how does it affect voting on each proposal?
A “broker non-vote” occurs if you hold your shares in street name (rather than as a record holder) and do not provide voting instructions to your broker on a proposal, and your broker does not have discretionary authority to vote on such proposal. See “How many votes are needed to approve each proposal?” for a discussion of which proposals do and do not permit discretionary voting by brokers.

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How many votes are needed to approve each proposal?
The table below summarizes the proposals that will be voted on, the vote required to approve each item and how votes are counted.

Proposal	Vote Required	Effect of Abstention	Broker Discretionary Voting Allowed?
Proposal No. 1: Election of Directors
Plurality of votes present in person or represented by proxy at the meeting and entitled to vote on the election of directors. This means that the four nominees receiving the highest number of affirmative “for” votes will be elected.
		Withhold votes will have no effect on the outcome of the vote.	No, and broker non-votes will have no effect on the outcome of the vote.
Proposal No. 2: Non-Binding Approval of Compensation of Named Executive Officers
Majority of the voting power of the shares of stock entitled to vote thereon that are present in person or represented by proxy, regardless of whether such holders actually vote their shares on such matter or abstain from doing so.
		Abstentions will count as a vote “against” the proposal.	No, and broker non-votes will have no effect on the outcome of the vote.
Proposal No. 3: Ratification of the Appointment of E&Y
Majority of the voting power of the shares of stock entitled to vote thereon that are present in person or represented by proxy, regardless of whether such holders actually vote their shares on such matter or abstain from doing so.
		Abstentions will count as a vote “against” the proposal.	Yes.
Proposal No. 4: Approval of the Varonis Systems, Inc. 2025 Employee Stock Purchase Plan
Majority of the voting power of the shares of stock entitled to vote thereon that are present in person or represented by proxy, regardless of whether such holders actually vote their shares on such matter or abstain from doing so.
		Abstentions will count as a vote “against” the proposal.	No, and broker non-votes will have no effect on the outcome of the vote.
Proposal No. 5: Approval of Additional Shares for Issuance Under the Amended and Restated Varonis Systems, Inc. 2023 Omnibus Equity Incentive Plan	Under current Nasdaq rules, majority of the votes cast in person or by proxy.	Abstentions not considered votes cast “for” or “against” the proposal and will have no effect on the outcome of the proposal.	No, and broker non-votes will not count as votes cast “for” or “against” the proposal and will have no effect on the outcome of the vote.

OTHER MATTERS
Householding of Proxy Materials
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Notices of Internet Availability of Proxy Materials or other Annual Meeting materials with respect to two or more shareholders sharing the same address by delivering a single Notice of Internet Availability of Proxy Materials or other Annual Meeting materials addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies.
This year, a number of brokers with account holders who are Varonis shareholders will be householding our proxy materials. A single Notice of Internet Availability of Proxy Materials will be delivered to multiple shareholders sharing an address, unless contrary instructions have been received from the affected shareholders. Once you have received notice from us (if you are a shareholder of record) or from your broker (if you are a beneficial owner) that, we or they, will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate Notice of Internet Availability of Proxy Materials, or if you currently receive multiple copies and would like to request householding of your communications, please notify your broker or us by contacting Tim Perz, Vice President of Investor Relations, at 801 Brickell Ave, Miami, FL 33131, or (646) 640-2112.
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our executive officers, directors and certain persons who beneficially own more than 10% of our common stock to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Based solely on a review of reports filed with the SEC and written representations that no other reports were required, we believe that our executive officers, directors and greater than 10% shareholders complied with all applicable filing requirements on a timely basis during fiscal year 2024, except for one late Form 4 filing for Mr. Bass, with respect to RSUs granted and shares sold due to a technical error involving the filing agent (filed on February 12, 2024) and one Form 4 filing for Mr. Melamed, which required the reporting of additional tax withholding of common stock for his March 2024 vesting event to satisfy updated tax treatment with respect to such event.

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Shareholder Proposals and Nominations for 2026 Annual Meeting of Shareholders
To be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing and be received by Tim Perz, Vice President of Investor Relations, at 801 Brickell Ave, Miami, FL 33131, no later than the close of business on December 23, 2025, and must comply with all applicable requirements of Rule 14a-8 promulgated under the Exchange Act. If, however, our 2026 Annual Meeting of Shareholders is called for a date that is not within 30 days before or after the anniversary of our 2025 Annual Meeting of Shareholders, then the deadline is a reasonable amount of time before we begin to print and send the proxy materials for the 2026 Annual Meeting of Shareholders.
If you wish to submit a proposal (including a director nomination) at the 2026 Annual Meeting of Shareholders that is not to be included in the Company’s proxy materials for that meeting, the proposal must be received by our Secretary at the address above no later than the close of business on March 7, 2026 nor earlier than the close of business on February 5, 2026. The notice must contain certain information as specified in our bylaws. If, however, our 2026 Annual Meeting of Shareholders is called for a date that is more than thirty (30) days before or seventy (70) days after such anniversary date, notice by the shareholder shall be timely only if delivered to or mailed and received at the principal executive offices of the Company (a) not earlier than the close of business (Eastern time) on the one hundred and twentieth (120th) day prior to such annual meeting and (b) not later than the later of the close of business (Eastern Time) on the ninetieth (90th) day prior to such annual meeting and the close of business (Eastern Time) on the date ten (10) days following the day on which such public disclosure of the date of the annual meeting is first made.
In no event will the adjournment or postponement of an annual meeting, or the public announcement of such an adjournment or postponement, commence a new time period (or extend any time period) for the giving of a shareholder’s notice as described above.
You are also advised to review our bylaws, which contain additional requirements about advance notice of shareholder proposals and director nominations. The bylaws are posted on our website at https://ir.varonis.com/corporate-governance. In order for shareholders to give timely notice of nominations for directors for inclusion on a universal proxy card in connection with the 2026 Annual Meeting of Shareholders, notice must be submitted by the same deadline as disclosed above under our bylaws and must include the information in the notice required by our bylaws and by Rule 14a-19(b)(2) and Rule 14a-19(b)(3) promulgated under the Exchange Act.
By Order of the Board of Directors,

Chief Executive Officer, President
and Chairman of the Board of Directors
A copy of our Annual Report to the SEC on Form 10-K for the fiscal year ended December 31, 2024 is available without charge upon written request to: Varonis Systems, Inc., Attn: Tim Perz, Vice President of Investor Relations, 801 Brickell Ave, Miami, FL 33131, or (646) 640-2112. You may also access this Annual Report, along with all our filings made electronically with the SEC, including on Forms 10-Q and 8-K, on our website at https://ir.varonis.com/financials-and-filings/.

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APPENDIX A – VARONIS SYSTEMS, INC. 2025 EMPLOYEE STOCK PURCHASE PLAN
Section 1. Purpose of the Plan
The Varonis Systems, Inc. Employee Stock Purchase Plan is intended to encourage employee participation in the ownership and economic progress of the Company pursuant to a plan that is designed to qualify as an “employee stock purchase plan” within the meaning of Section 423(b) of the Code.
Section 2. Definitions
Unless the context clearly indicates otherwise, the following terms have the meaning set forth below:
(a) “Board of Directors” or “Board” shall mean the Board of Directors of the Company.
(b) “Code” shall mean the United States Internal Revenue Code of 1986, as amended from time to time, together with any applicable regulations issued thereunder.
(c) “Committee” shall mean the Board, or a committee designated by the Board to administer the Plan, which Committee shall administer the Plan as provided in Section 3 hereof.
(d) “Company” shall mean Varonis Systems, Inc. or any successor corporation.
(e) “Compensation” shall mean the fixed salary or base hourly wage paid by the Company or a Designated Subsidiary, as applicable, to an Employee as reported by the Company (or by a Designated Subsidiary) to the United States government (or other applicable government) for income tax purposes, including an Employee’s portion of salary deferral contributions pursuant to Section 401(k) of the Code and any amount excludable pursuant to Section 125 of the Code, but excluding items such as commissions, bonuses, fees, overtime pay, severance pay, expenses, stock option or other equity incentive income, or other special emolument or any credit or benefit under any employee plan maintained by the Company.
(f) “Continuous Status as an Employee” means the absence of any interruption or termination of service as an Employee. Continuous Status as an Employee shall not be considered interrupted in the case of a leave of absence agreed to in writing by the Company (including, but not limited to, military or sick leave), provided that such leave is for a period of not more than 90 days or reemployment upon the expiration of such leave is guaranteed by contract or statute.
(g) “Designated Subsidiary” shall mean any Subsidiary of the Company that has been designated by the Committee to participate in the Plan.
(h) “Employee” shall mean any employee of the Company or a Designated Subsidiary who is scheduled to work for the Company or such Designated Subsidiary, as the case may be, for a minimum of twenty hours per week.
(i) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations promulgated thereunder.
(j) “Exercise Date” shall mean the last trading day of each Offering Period, unless otherwise determined by the Committee.
(k) “Fair Market Value” shall mean, with respect to a share of Stock, as of a date of determination, shall mean (1) the closing sales price per share of the Stock on the national securities exchange on which such Stock is principally traded on the relevant date, or (2) if the shares of Stock are not then listed on a national securities exchange or traded in an over-the-counter market or the value of such shares is not otherwise determinable, such value as determined by the Committee in good faith upon the advice of a qualified valuation expert.
(l) “Offering Date” shall mean the first trading day of each Offering Period, unless otherwise determined by the Committee.
(m) “Offering Period” or “Period” shall mean the period determined by the Committee beginning on an Offering Date and ending on the next succeeding Exercise Date, or such other period as determined by the Committee, provided that no Offering Period may exceed 27 months in duration beginning with the Offering Date. As used herein, the term “Offering Period” shall refer to all Offering Periods under the Plan as the context requires.
(n) “Option Price” shall mean the purchase price of a share of Stock hereunder as provided in Section 7(a) hereof.
(o) “Participant” shall mean any Employee who (i) is eligible to participate in the Plan under Section 6(a) hereof and (ii) elects to participate in the Plan with respect to any Offering Period.
(p) “Plan” shall mean the Varonis Systems, Inc. 2025 Employee Stock Purchase Plan, as the same may be amended from time to time.
(q) “Plan Account” or “Account” shall mean an account established and maintained in the name of each Participant.
(r) “Plan Administrator” shall mean any Employee or Employees or a third party qualified to act as the Plan Administrator appointed pursuant to Section 3 hereof.
(s) “Plan Half-Year” shall mean each six (6) month period during the term of the Plan, commencing on such dates as the Plan Administrator determines; provided, however, that the Plan Administrator may provide that any specific Plan Half-Year shall be longer than a six (6) month period if determined to be appropriate for administrative convenience.
(t) “Stock” means the common stock, par value $0.001 per share, of the Company.

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(u) “Subsidiary” shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of granting an option, each of the corporations other than the last corporation in the unbroken chain owns shares possessing fifty percent (50%) or more of the total combined voting power of all classes of shares in one of the other corporations in such chain.
Section 3. Administration of Plan
Subject to oversight by the Board of Directors, the Committee shall have the sole authority and complete discretion to administer the Plan and to make and adopt rules and regulations not inconsistent with the provisions of the Plan or the Code. Further, the Committee shall have the sole authority to prescribe, amend and rescind rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws or for qualifying for favorable tax treatment under applicable foreign laws, which rules and regulations may be set forth in an appendix or appendixes to the Plan. Its interpretations and decisions in respect of the Plan shall, subject to the aforesaid, be final and conclusive. The Committee shall have the authority to appoint a Plan Administrator and to delegate to the Plan Administrator such authority with respect to the administration of the Plan as the Committee, in its sole discretion, deems advisable from time to time.
Section 4. Effective Date of the Plan
The Plan shall become effective on June 5, 2025, subject to the approval of the Company’s shareholders (such date, the “Effective Date”).
Section 5. Term of the Plan
The Plan shall continue in effect until the earlier of (i) the date when no shares of Stock are available for issuance under the Plan (at which time the Plan shall be suspended as set forth in Section 8(c)), or (ii) the tenth anniversary of the Effective Date, unless terminated prior thereto by the Board of Directors or the Compensation Committee of the Board, each of which shall have the right to terminate the Plan at any time. Upon any such termination, the balance, if any, in each Participant’s Account shall be refunded to him, or otherwise disposed of in accordance with the policies and procedures prescribed by the Committee in cases where such a refund is not possible.
Section 6. Participation
(a) Eligibility. Participation in the Plan is limited to Employees who also meet the requirements of this Section 6(a). Each Employee may become a Participant by completing the enrollment procedures prescribed by, or on behalf of, the Plan Administrator, as revised from time to time. An Employee may enroll upon the commencement of employment or prior to the Offering Date of the next Plan Half-Year during the term of the Plan. For new Employees, such enrollment shall be effective for the next Offering Period, subject to such administrative rules as the Committee or Plan Administrator may establish. Notwithstanding any provisions of the Plan to the contrary, no Employee shall be granted an option to purchase Stock under the Plan if, immediately after the grant, such Employee (or any other person whose shares would be attributed to such Employee pursuant to Section 424(d) of the Code) would own shares and/or hold outstanding options to purchase shares possessing five percent (5%) or more of the total combined voting power or value of all classes of shares of the Company or of any Subsidiary or parent of the Company. Any amounts received from an Employee which cannot be used to purchase Stock as a result of this limitation will be returned as soon as practicable to the Employee without interest.
(b) Payroll Deductions. Payment for shares of Stock purchased hereunder shall be made by authorized payroll deductions from each payment of Compensation in accordance with instructions received from a Participant. Such deductions shall be expressed as a whole number percentage which shall not be more than fifteen percent (15%) of the Participant’s Compensation as in effect at the start of such Offering Period. A Participant may not increase the deduction during an Offering Period. However, a Participant may change the percentage deduction for any subsequent Offering Period by filing notice thereof with the Company prior to the Offering Date on which such Period commences. Employee contributions are accumulated during the Offering Period and used to purchase shares on the Exercise Date. During an Offering Period, a Participant may decrease the percentage deduction in effect for the remainder of such Offering Period (subject to such administrative rules as the Committee or Plan Administrator may establish), withdraw entirely from participation or discontinue payroll deductions but have the payroll deductions previously made during that Offering Period remain in the Participant’s Account to purchase Stock on the next Exercise Date, provided that he or she is an Employee as of that Exercise Date. Any amount remaining in the Participant’s Account after the purchase of Stock may be refunded without interest upon the written request of the Participant. Any Participant who discontinues payroll deductions during an Offering Period may again become a Participant for a subsequent Offering Period upon completion of the enrollment procedures prescribed by, or on behalf of, the Plan Administrator, as revised from time to time. Amounts deducted from a Participant’s Compensation pursuant to this Section 6(b) shall be credited to such Participant’s Account.
(c) Account Statements. An individual Plan Account will be maintained for each Participant. Account statements will be given to Participants as soon as practicable following each Offering Period, which statements will set forth the amounts of payroll deductions, the per share Option Price, the number of shares of Stock purchased, the aggregate number of shares in the Participant’s Account following the purchase and the remaining cash balance, if any.
Section 7. Purchase of Shares
(a) Option Price. The Option Price per share of the Stock sold to Participants hereunder shall be not less than 85% of the Fair Market Value of such share (the “Discounted Fair Market Value”) on the Exercise Date of the applicable Offering Period, and in no event shall the Option Price per share be less than the par value of the Stock. No Offering Period may exceed five years from the Offering Date. Notwithstanding the foregoing, the Committee may determine prior to the commencement of an Offering Period that the Option Price per share of the Stock sold to Participants hereunder in such Offering Period shall be the lesser of the Discounted Fair Market Value of such share on (A) the Exercise Date of the applicable Offering Period or (B) the Offering Date for such Offering Period, but in no event shall the Option Price per share be less than the par value of the Stock; provided that, in such case, the Offering Period may not exceed twenty-seven months from the Offering Date.

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(b) Purchase of Shares. On each Exercise Date, the amount in a Participant’s Account shall be charged with the aggregate Option Price of the largest number of shares of Stock which can be purchased with such amount, including fractional shares, if so authorized by the Committee, and such shares will be purchased by the Participant hereunder. The balance, if any, in such Account following the purchase shall be carried forward to the next succeeding Offering Period.
(c) Limitations on Purchase. Notwithstanding any provisions of the Plan to the contrary, no Participant shall be granted an option under the Plan (i) which permits such Participant’s right to purchase shares of Stock under all employee stock purchase plans (as described in Section 423 of the Code) of the Company and any Subsidiary to accrue at a rate which exceeds twenty-five thousand dollars ($25,000) of the Fair Market Value of such shares of Stock (determined as of the first date of the Offering Period) for any calendar year in which such option would be outstanding at any time, or (ii) covering more than 2,500 shares of Stock. Any amounts received from a Participant which cannot be used to purchase Shares as a result of this limitation will be returned as soon as possible to the Participant without interest.
To the extent necessary to comply with Section 423(b)(8) of the Code and the limitations on purchase in this Section 7(c), a Participant’s payroll deductions may be decreased to 0% during any Offering Period which is scheduled to end during any calendar year, such that the aggregate of all payroll deductions accumulated with respect to such Offering Period and any other Offering Period ending within the same calendar year does not exceed the twenty-five thousand dollar ($25,000) limit described above. Payroll deductions shall re-commence at the rate provided for by the Participant’s prior election at the beginning of the first Offering Period which is scheduled to end in the following calendar year, unless suspended by the Participant pursuant to Section 6(b) of the Plan.
(d) Transferability of Rights. Neither payroll deductions credited to a Participant’s Account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way by the Participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with Section 9(a).
Section 8. Shares Reserved for Issuance Under the Plan
(a) Shares Reserved; Delivery of Stock. Subject to Section 8(b), the number of shares of Stock that are initially reserved and available for issuance pursuant to purchases by Participants under the Plan shall be equal to eight million (8,000,000) shares of Stock
(b) Equitable Adjustments. In the event that adjustments are made in the number of outstanding shares of Stock or such shares are exchanged for a different class of stock of the Company or for shares of stock of any other corporation by reason of merger, consolidation, stock dividend, stock split or otherwise or there occurs such other event involving the Company which in the discretion of the Committee requires adjustment hereunder, the Committee may make appropriate adjustments in (i) the number and class of shares or other securities that may be reserved for purchase, or purchased, hereunder, (ii) the Option Price, provided that in no event shall the Option Price be reduced to an amount that is lower than the par value of a share, and (iii) the limit on the number of shares of Stock that may be covered by an option under the Plan set forth in Section 7(c). All such adjustments shall be made in the sole discretion of the Committee, and its decision shall be binding and conclusive.
(c) Insufficient Shares. If the aggregate funds available for the purchase of Stock on any Exercise Date would cause an issuance of shares in excess of the number provided for in Section 8(a) hereof, (i) the Committee shall proportionately reduce the number of shares which would otherwise be purchased by each Participant in order to eliminate such excess and (ii) the Plan shall automatically be suspended immediately after such Exercise Date until such time when additional shares of Stock may be added to the Plan.
(d) Confirmation. Confirmation of each purchase of Stock hereunder shall be made available to the Participant in either written or electronic format as provided by Section 6(c). A record of purchases shall be maintained by appropriate entries on the books of the Company or Plan Administrator.
(e) Rights as Shareholders. The shares of Stock purchased by a Participant on an Exercise Date shall, for all purposes, be deemed to have been issued and sold as of the close of business on such Exercise Date. Prior to that time, none of the rights or privileges of a shareholder of the Company shall exist with respect to such shares.
Section 9. Termination of Participation
(a) Voluntary Withdrawal. A Participant may withdraw from the Plan at any time by filing notice of withdrawal prior to the close of business on the business day immediately prior to an Exercise Date. Upon withdrawal, the entire amount, if any, in a Participant’s Account shall be refunded to him without interest. Any Participant who withdraws from the Plan may again become a Participant in accordance with Section 6(a).
(b) Termination of Eligibility. If a Participant ceases to be eligible under Section 6(a) hereof for any reason, the dollar amount in such Participant’s Account will be refunded or distributed to the Participant without interest. Upon termination of a Participant’s Continuous Status as an Employee during the Offering Period for any reason, including involuntary or voluntary termination, retirement or death, the payroll deductions credited to such Participant’s account (that have not been used to purchase shares of Common Stock) will be returned to such Participant or, in the case of such Participant’s death, the Participant’s designated beneficiary on file or estate, without interest, or otherwise disposed of in accordance with policies and procedures prescribed by the Committee in cases where such a refund or distribution may not be possible.
Section 10. General Provisions
(a) Notices. Any notice which a Participant files pursuant to the Plan shall be made on forms prescribed by the Committee and shall be effective only when received by the Company.
(b) No Right to Employment. Neither the creation of the Plan nor participation therein shall be deemed to create any right of continued employment or in any way affect the right of the Company or a Designated Subsidiary to terminate the employment of an Employee.

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(c) Tax Matters; Interpretation. If a Participant makes a disposition, within the meaning of Section 424(c) of the Code and regulations promulgated thereunder, of any share of Stock issued to such Participant hereunder, and such disposition occurs within the two-year period commencing on the day of the Offering Date or within the one-year period commencing on the day of the Exercise Date, such Participant shall, within ten (10) days of such disposition, notify the Company thereof and, thereafter, immediately deliver to the Company any amount of Federal, state or local income taxes and other amounts which the Company informs the Participant the Company is required to withhold.
The Plan is intended to comply with Section 423 of the Code and Rule 16b-3 under the Exchange Act, and the Committee shall interpret and administer the provisions of the Plan in a manner consistent therewith. Any provisions inconsistent with such Rule shall be inoperative and shall not affect the validity of the Plan.
(d) Amendment of the Plan. The Board of Directors or the Compensation Committee of the Board may at any time, or from time to time, amend the Plan in any respect, except that, without approval of the shareholders, no amendment may increase the aggregate number of shares reserved under the Plan other than as provided in Section 4.2 hereof, materially increase the benefits accruing to Participants or materially modify the requirements as to eligibility for participation in the Plan. Any amendment of the Plan must be made in accordance with applicable provisions of the Code and/or any regulations issued thereunder, any other applicable law or regulations, and the requirements of the principal exchange upon which the Stock is listed. Without limiting the foregoing, the Board or the Compensation Committee of the Board may, at any time, terminate the Plan and refund (without interest) amounts in Participant’s Accounts or shorten any ongoing or future Offering Period.
(e) Application of Funds. All funds received by the Company by reason of purchases of Stock hereunder may be used for any corporate purpose.
(f) Conditions on Issuance. The Company shall not be obligated to sell shares of Stock hereunder if the Company determines that such sale would violate any applicable law or regulation. Furthermore, the Company shall not be obliged to issue or deliver any shares until all legal and regulatory requirements associated with such issue or delivery have been complied with to the satisfaction of the Committee. In addition, notwithstanding any provision of the Plan to the contrary, the Committee may establish such special rules as the Committee determines are necessary to comply with the laws of a foreign jurisdiction with respect to citizens or residents of such foreign jurisdiction, provided that any such special rules shall comply with the requirements of Section 423 of the Code and the regulations and guidance promulgated thereunder.
(g) Governing Law. The Plan and all rights and obligations thereunder shall be constructed and enforced in accordance with the laws of the State of Delaware and any applicable provisions of the Code and the related regulations.

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APPENDIX B – ADDITIONAL SHARES FOR ISSUANCE UNDER THE AMENDED AND RESTATED VARONIS SYSTEMS, INC. 2023 OMNIBUS EQUITY INCENTIVE PLAN
VARONIS SYSTEMS, INC.
2023 AMENDED AND RESTATED OMNIBUS EQUITY INCENTIVE PLAN
Section 1. Purpose of Plan.
The name of the Plan, as amended and restated from time to time is the Amended and Restated Varonis Systems, Inc. 2023 Omnibus Equity Incentive Plan. The purposes of the Plan are to provide an additional incentive to selected employees, directors, independent contractors and consultants of the Company or its Affiliates whose contributions are essential to the growth and success of the Company’s business, in order to strengthen the commitment of such persons to the Company and its Subsidiaries, motivate such persons to faithfully and diligently perform their responsibilities and attract and retain competent and dedicated persons whose efforts will result in the long-term growth and profitability of the Company. To accomplish such purposes, the Plan provides that the Company may grant Options, Share Appreciation Rights, Restricted Shares, Restricted Stock Units, Performance Shares, Other Share-Based Awards, Cash Awards or any combination of the foregoing. Upon originally becoming effective on June 7, 2023, the Plan replaced the Varonis Systems, Inc. 2013 Omnibus Equity Incentive Plan (the “Prior Plan”) and no further awards could be made under the Prior Plan; provided, however, that the Prior Plan shall continue to govern the terms and condition of outstanding awards granted thereunder.
Section 2. Definitions.
For purposes of the Plan, the following terms shall be defined as set forth below:
(a) “Administrator” means the Board, or, if and to the extent the Board does not administer the Plan, the Committee in accordance with Section 3 hereof.
(b) “Affiliate” means a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Person specified. An entity shall be deemed an Affiliate of the Company for purposes of this definition only for such periods as the requisite ownership or control relationship is maintained.
(c) “Applicable Laws” means the applicable requirements under U.S. federal and state corporate laws, U.S. federal and state securities laws, including the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any other country or jurisdiction where Awards are granted under the Plan, as are in effect from time to time.
(d) “Award” means any Option, Share Appreciation Right, Restricted Share, Restricted Stock Unit, Performance Share, Other Share-Based Award or Cash Award granted under the Plan.
(e) “Award Agreement” means any written agreement, contract or other instrument or document evidencing an Award.
(f) “Beneficial Owner” (or any variant thereof) has the meaning defined in Rule 13d-3 under the Exchange Act.
(g) “Board” means the Board of Directors of the Company.
(h) “Bylaws” mean the bylaws of the Company, as may be amended and/or restated from time to time.
(i) “Cash Award” means cash awarded under Section 11 of the Plan, including cash awarded as a bonus or upon the attainment of Performance Goals or otherwise as permitted under the Plan.
(j) “Cause” shall have the meaning assigned to such term in any individual employment, change in control or severance agreement or plan or Award Agreement with the Participant or, if no such agreement exists or if such agreement does not define “Cause,” Cause shall mean (i) an act of dishonesty made by Participant in connection with Participant’s responsibilities as an employee which is materially injurious to the financial condition or business reputation of the Company or any of its Subsidiaries; (ii) Participant’s conviction of or plea of nolo contendere to, a felony or any crime involving fraud, embezzlement or any other act of moral turpitude; (iii) Participant’s gross misconduct; (iv) Participant’s willful unauthorized use or disclosure of any proprietary information or trade secrets of the Company or any of its Subsidiaries; (v) Participant’s willful and material violation of any written policies of the Company or any of its Subsidiaries (to the extent applicable); (vi) Participant’s material breach of any obligations under any material written agreement or covenant with the Company or any of its Subsidiaries; or (vii) Participant’s continued failure to perform his or her employment duties after Participant has received a written demand for performance from the Company or any of its Subsidiaries which specifically sets forth the factual basis for the applicable Company’s or its Subsidiary’s belief that Participant has not substantially performed his or her duties.
(k) “Change in Capitalization” means any (i) merger, amalgamation, consolidation, reclassification, recapitalization, spin-off, spin-out, repurchase or other reorganization or corporate transaction or event, (ii) dividend (whether in the form of cash, Common Stock or other property), share subdivision or consolidation, (iii) combination or exchange of shares, (iv) other change in corporate structure or (v) declaration of a special dividend (including a cash dividend) or other distribution, which, in any such case, the Administrator determines, in its sole discretion, affects the Shares such that an adjustment pursuant to Section 5 hereof is appropriate.

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(l) “Change in Control” shall be deemed to have occurred if an event set forth in any one of the following paragraphs shall have occurred:
(1) any Person (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any company owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of Shares) is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person or any securities acquired directly from the Company or any Affiliate thereof) representing 50% or more of the combined voting power of the Company’s then outstanding securities; or
(2) the following individuals cease for any reason to constitute a majority of the number of directors then serving on the Board: individuals who, on the date hereof, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including, but not limited to, a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company’s shareholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the date hereof or whose appointment, election or nomination for election was previously so approved or recommended; or
(3) there is consummated a merger, amalgamation or consolidation of the Company or any Subsidiary thereof with any other corporation, other than a merger, amalgamation or consolidation immediately following which the individuals who comprise the Board immediately prior thereto constitute at least a majority of the Board of the entity surviving such merger, amalgamation or consolidation or, if the Company or the entity surviving such merger is then a subsidiary, the ultimate parent thereof; or
(4) the shareholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets, other than (A) a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, at least fifty percent (50%) of the combined voting power of the voting securities of which are owned by shareholders of the Company following the completion of such transaction in substantially the same proportions as their ownership of the Company immediately prior to such sale or (B) a sale or disposition of all or substantially all of the Company’s assets immediately following which the individuals who comprise the Board immediately prior thereto constitute at least a majority of the board of directors of the entity to which such assets are sold or disposed or, if such entity is a subsidiary, the ultimate parent thereof.
For each Award that constitutes deferred compensation under Section 409A of the Code, a Change in Control shall be deemed to have occurred under the Plan with respect to such Award only if a change in the ownership or effective control of the Company or a change in ownership of a substantial portion of the assets of the Company shall also be deemed to have occurred under Section 409A of the Code.
Notwithstanding the foregoing, a Change in Control shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the holders of Common Stock immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions.
(m) “Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto.
(n) “Committee” means any committee or subcommittee the Board may appoint to administer the Plan. Subject to the discretion of the Board, the Committee shall be composed entirely of individuals who meet the qualifications of a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act and any other qualifications required by the applicable stock exchange on which the Common Stock is traded. If at any time or to any extent the Board shall not administer the Plan, then the functions of the Administrator specified in the Plan shall be exercised by the Committee. Except as otherwise provided in the Certificate of Incorporation or Bylaws of the Company, any action of the Committee with respect to the administration of the Plan shall be taken by a majority vote at a meeting at which a quorum is duly constituted or unanimous written consent of the Committee’s members.
(o) “Common Stock” means the common stock, par value $0.001 per share, of the Company.
(p) “Company” means Varonis Systems, Inc., a Delaware corporation (or any successor company, except as the term “Company” is used in the definition of “Change in Control” above).
(q) “Disability” shall have the meaning set forth in the employment, severance or change in control agreement or plan between the Participant and the Company, provided that if no such agreement or definition exists, then “Disability” shall mean, with respect to any Participant, that such Participant (i) as determined by the Administrator in its sole discretion, is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering employees of the Company or an Affiliate thereof.
(r) “Eligible Recipient” means an employee, director, independent contractor or consultant of the Company or any Affiliate of the Company who has been selected as an eligible participant by the Administrator; provided, however, to the extent required to avoid the imposition of additional taxes under Section 409A of the Code, an Eligible Recipient of an Option or a Share Appreciation Right means an employee, director, independent contractor or consultant of the Company or any Subsidiary of the Company who has been selected as an eligible participant by the Administrator.
(s) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.
(t) “Exercise Price” means, with respect to any Award under which the holder may purchase Shares, the per share price at which a holder of such Award granted hereunder may purchase Shares issuable upon exercise of such Award, which in any event will not be less than one hundred percent (100%) of the Fair Market Value of the Common Stock on the date of grant.

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(u) “Fair Market Value” as of a particular date shall mean the fair market value of a share of Common Stock as determined by the Administrator in its sole discretion; provided, however, that (i) if the Common Stock is admitted to trading on a national securities exchange, the fair market value of a share of Common Stock on any date shall be the closing sale price reported for such share on such exchange on such date or, if no sale was reported on such date, on the last day preceding such date on which a sale was reported, (ii) if the Common Stock is admitted to quotation on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) system or other comparable quotation system and has been designated as a National Market System (“NMS”) security, the fair market value of a share of Common Stock on any date shall be the closing sale price reported for such share on such system on such date or, if no sale was reported on such date, on the last date preceding such date on which a sale was reported, or (iii) if the Common Stock is admitted to quotation on NASDAQ but has not been designated as an NMS security, the fair market value of a share of Common Stock on any date shall be the average of the highest bid and lowest asked prices of such share on such system on such date or, if both bid and ask prices were not reported on such date, on the last date preceding such date on which both bid and ask prices were reported.
(v) “ISO” means an Option intended to be and designated as an incentive stock option within the meaning of Section 422 of the Code.
(w) “Nonqualified Stock Option” shall mean an Option that is not designated as an ISO.
(x) “Option” means an option to purchase Shares granted pursuant to Section 7 hereof. The term “Option” as used in the Plan includes the terms “Nonqualified Stock Option” and “ISO.”
(y) “Other Share-Based Award” means a right or other interest granted pursuant to Section 10 hereof that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, the Common Stock, including, but not limited to, unrestricted Shares, restricted share units, dividend equivalents or performance units, each of which may be subject to the attainment of Performance Goals or a period of continued employment or other terms or conditions as permitted under the Plan.
(z) “Participant” means any Eligible Recipient selected by the Administrator, pursuant to the Administrator’s authority provided for in Section 3 below, to receive grants of Options, Share Appreciation Rights, Restricted Shares, Restricted Stock Units, Performance Shares, Cash Awards, Other Share-Based Awards or any combination of the foregoing, and, upon his or her death, his or her successors, heirs, executors and administrators, as the case may be.
(aa) “Performance Goals” means performance goals based on one or more of (but not limited to) the following criteria: (i) earnings, including one or more of operating income, earnings before or after taxes, earnings before or after interest, depreciation, amortization, adjusted EBITDA, economic earnings, or extraordinary or special items or book value per share (which may exclude nonrecurring items); (ii) pre-tax income or after-tax income; (iii) earnings per Share (basic or diluted); (iv) operating profit; (v) revenue, revenue growth or rate of revenue growth; (vi) return on assets (gross or net), return on investment, return on capital, or return on equity; (vii) returns on sales or revenues; (viii) operating expenses; (ix) share price appreciation; (x) cash flow, free cash flow, cash flow return on investment (discounted or otherwise), net cash provided by operations, or cash flow in excess of cost of capital; (xi) implementation or completion of critical projects or processes; (xii) cumulative earnings per share growth; (xiii) operating margin or profit margin; (xiv) cost targets, reductions and savings, productivity and efficiencies; (xv) strategic business criteria, consisting of one or more objectives based on meeting specified market penetration, geographic business expansion, customer satisfaction, employee satisfaction, human resources management, supervision of litigation, information technology, and goals relating to acquisitions, divestitures, joint ventures and similar transactions, and budget comparisons; (xvi) personal professional objectives, including any of the foregoing performance goals, the implementation of policies and plans, the negotiation of transactions, the development of long term business goals, formation of joint ventures, research or development collaborations, and the completion of other corporate transactions; and (xvii) any combination of, or a specified increase in, any of the foregoing. Where applicable, the Performance Goals may be expressed in terms of attaining a specified level of the particular criteria or the attainment of a percentage increase or decrease in the particular criteria, and may be applied to one or more of the Company or Affiliate thereof, or a division or strategic business unit of the Company, or may be applied to the performance of the Company relative to a market index, a group of other companies or a combination thereof, all as determined by the Committee. The Performance Goals may include a threshold level of performance below which no payment shall be made (or no vesting shall occur), levels of performance at which specified payments shall be made (or specified vesting shall occur), and a maximum level of performance above which no additional payment shall be made (or at which full vesting shall occur); provided, that the Committee shall have the authority to make equitable adjustments to the Performance Goals, including in recognition of unusual or non-recurring events affecting the Company or any Affiliate thereof or the financial statements of the Company or any Affiliate thereof, in response to changes in applicable laws or regulations, or to account for items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to an acquisition or similar transaction or the disposal of a segment of a business or related to a change in accounting principles.
(bb) “Performance Shares” means Shares or units denominated in Shares that are subject to restrictions that lapse upon the attainment of specified performance objectives and that are granted pursuant to Section 9 below.
(cc) “Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any Subsidiary thereof, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary thereof, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of shares of the Company.
(dd) “Plan” means this Amended and Restated 2023 Omnibus Equity Incentive Plan, including any appendixes thereto, as amended and restated herein and as may be amended from time to time.
(ee) “Restricted Shares” means Shares granted pursuant to Section 9 below subject to certain restrictions that lapse at the end of a specified period or periods.
(ff) “Restricted Stock Units” means units denominated in Shares granted pursuant to Section 9 below subject to certain restrictions that lapse at the end of a specified period or periods.

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(gg) “Service” means that the Participant’s service with the Company or an Affiliate, whether as an employee, consultant or director, is not interrupted or terminated. The Participant’s Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an employee, consultant or director or a change in the entity for which the Participant renders such service, provided that the Administrator or its delegate determines, in its sole discretion, there is no interruption or termination of the Participant’s Service; provided further that if any Award is subject to Section 409A of the Code, this sentence shall only be given effect to the extent consistent with Section 409A of the Code. For example, a change in status from an employee of the Company to a director of an Affiliate will not constitute an interruption of Service. The Administrator or its delegate, in its sole discretion, may determine whether Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal or family leave of absence. The Administrator or its delegate, in its sole discretion, may determine whether a Company transaction, such as a sale or spin-off of a division or subsidiary that employs a Participant, shall be deemed to result in a termination of Service for purposes of affected Awards, and such decision shall be final, conclusive and binding.
(hh) “Shares” means Common Stock reserved for issuance under the Plan, as adjusted pursuant to the Plan, and any successor (pursuant to a merger, amalgamation, consolidation or other reorganization) security.
(ii) “Share Appreciation Right” or “SAR” means the right pursuant to an Award granted under Section 8 below to receive an amount equal to the excess, if any, of (i) the aggregate Fair Market Value, as of the date such Award or portion thereof is surrendered, of the Shares covered by such Award or such portion thereof, over (ii) the aggregate Exercise Price of such Award or such portion thereof.
(jj) “Subsidiary” means, with respect to any Person, as of any date of determination, any other Person as to which such first Person owns or otherwise controls, directly or indirectly, more than 50% of the voting shares or other similar interests or a sole general partner interest or managing member or similar interest of such other Person. An entity shall be deemed a Subsidiary of the Company for purposes of this definition only for such periods as the requisite ownership or control relationship is maintained.
Section 3. Administration.
(a) The Plan shall be administered by the Administrator and shall be administered in accordance with the requirements of, to the extent applicable, Rule 16b-3 under the Exchange Act (“Rule 16b-3”). Within the scope of such authority, the Board or the Committee may delegate to a committee of one or more members of the Board who are not non-employee directors or who are officers of the Company the authority to grant Awards to eligible persons who are not then subject to Section 16 of the Exchange Act. The Plan is intended to comply, and shall be administered in a manner that is intended to comply, with Section 409A of the Code and shall be construed and interpreted in accordance with such intent. To the extent that an Award, issuance and/or payment is subject to Section 409A of the Code, it shall be awarded and/or issued or paid in a manner that will comply with Section 409A of the Code, including any applicable regulations or guidance issued by the Secretary of the United States Treasury Department and the Internal Revenue Service with respect thereto.
(b) Pursuant to the terms of the Plan, the Administrator, subject, in the case of any Committee, to any restrictions on the authority delegated to it by the Board, shall have the power and authority, without limitation:
(1) to select those Eligible Recipients who shall be Participants;
(2) to determine whether and to what extent Options, Share Appreciation Rights, Restricted Shares, Restricted Stock Units, Performance Shares, Cash Awards, Other Share-Based Awards or a combination of any of the foregoing, are to be granted hereunder to Participants;
(3) to determine the number of Shares to be covered by each Award granted hereunder;
(4) to determine the terms and conditions, not inconsistent with the terms of the Plan, of each Award granted hereunder (including, but not limited to, (i) the restrictions applicable to Restricted Shares or Restricted Stock Units and the conditions under which restrictions applicable to such Restricted Shares or Restricted Stock Units shall lapse, (ii) the performance goals and periods applicable to Performance Shares or Cash Awards, (iii) the Exercise Price of each Award, (iv) the vesting schedule applicable to each Award, (v) the number of Shares subject to each Award and (vi) subject to the requirements of Section 409A of the Code and Section 3(d) of the Plan (in each case, to the extent applicable), any amendments to the terms and conditions of outstanding Awards, including, but not limited to, extending the exercise period of such Awards and accelerating the vesting schedule of such Awards, and, if the Administrator in its discretion determines to accelerate the vesting of Options and/or Share Appreciation Rights in connection with a Change in Control, the Administrator shall also have discretion in connection with such action to provide that all Options and/or Share Appreciation Rights outstanding immediately prior to such Change in Control shall expire on the effective date of such Change in Control;
(5) to determine the terms and conditions, not inconsistent with the terms of the Plan, which shall govern all written instruments evidencing Options, Share Appreciation Rights, Restricted Shares, Restricted Stock Units, Performance Shares, Cash Awards, Other Share-Based Awards or any combination of the foregoing granted hereunder;
(6) to determine the Fair Market Value;
(7) to determine the duration and purpose of leaves of absence which may be granted to a Participant without constituting termination of the Participant’s employment for purposes of Awards granted under the Plan;
(8) to adopt, alter and repeal such administrative rules, regulations, guidelines and practices governing the Plan as it shall from time to time deem advisable;
(9) to construe and interpret the terms and provisions of, and supply or correct omissions in, the Plan and any Award issued under the Plan (and any Award Agreement relating thereto), and to otherwise supervise the administration of the Plan and to exercise all powers and authorities either specifically granted under the Plan or necessary and advisable in the administration of the Plan; and

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(10) to prescribe, amend and rescind rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws or for qualifying for favorable tax treatment under applicable foreign laws, which rules and regulations may be set forth in an appendix or appendixes to the Plan.
(c) All decisions made by the Administrator pursuant to the provisions of the Plan shall be final, conclusive and binding on all persons, including the Company and the Participants. The Administrator’s determinations under the Plan need not be uniform and may be made by it selectively among persons who are eligible to receive, or actually receive, Awards. Without limiting the generality of the foregoing, the Administrator shall be entitled to make non-uniform and selective determinations, amendments and adjustments (including in connection with a Change in Control or a Change in Capitalization), and to enter into non-uniform and selective Award Agreements. No member of the Board or the Committee, nor any officer or employee of the Company or any Subsidiary thereof acting on behalf of the Board or the Committee, shall be personally liable for any action, omission, determination or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Committee and each and any officer or employee of the Company and of any Subsidiary thereof acting on their behalf shall, to the maximum extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, omission, determination or interpretation.
(d) Except in the case of Substitute Awards granted pursuant to Sections 4(e), any equity or equity-based Award (including any portion thereof) shall have a minimum vesting period of one year from the date of its grant with no vesting prior to the first anniversary of the grant date. Notwithstanding the foregoing, (i) the Committee may provide in an Award Agreement or following the time of grant that the vesting of an Award shall accelerate in the event of the Participant’s death, Disability, or a termination of Service other than for cause, and (ii) the Committee may grant Awards covering up to five percent (5%) of the total number of Shares authorized under Section 4(a) of the Plan (subject to adjustment pursuant to Section 5 of the Plan) without respect to the minimum vesting requirements set forth in this Section 3(d). Notwithstanding the foregoing, with regard to Awards granted to a non-employee director, the vesting of such Awards will be deemed to satisfy the one year minimum vesting requirement to the extent that the Awards vest on the earlier of the one year anniversary of the date of grant and the next annual meeting of the Company’s shareholders that is at least 50 weeks after the immediately preceding year’s annual meeting.
Section 4. Shares Reserved for Issuance Under the Plan; Limitations.
(a) Subject to Section 5 hereof, 9,900,000 Shares are reserved and available for issuance pursuant to Awards granted under the Plan (which includes shares of Common Stock underlying Awards that are outstanding, have been issued in settlement of Awards or are no longer available for issuance hereunder, in each case, as of the Effective Date), plus the number of Shares underlying awards under the Prior Plan that on or after the Effective Date are forfeited, cancelled, exchanged or surrendered or otherwise terminate, expire or are settled without a distribution of Shares (the “Total Share Limit”).
(b) Shares issued under the Plan may, in whole or in part, be authorized but unissued Shares or Shares that shall have been or may be reacquired by the Company in the open market, in private transactions or otherwise.
(c) If any Shares subject to an Award are forfeited, cancelled, exchanged or surrendered or if an Award otherwise terminates, expires or is settled without a distribution of Shares to the Participant (including those withheld as payment of withholding taxes in respect of an Award), the Shares with respect to such Award shall, to the extent of any such forfeiture, cancellation, exchange, surrender, termination or expiration, again be available for Awards under the Plan. Notwithstanding the forgoing, shares surrendered or withheld as payment of either the Exercise Price of an Option or Share Appreciation Right or an option or share appreciation right under the Prior Plan (including Shares otherwise underlying an Award or an award under the Prior Plan of a share appreciation right that are retained by the Company to account for the grant price of such Share Appreciation Right) and/or withholding taxes in respect of an Option or Share Appreciation Right or an award under the Prior Plan shall not be available for grant under the Plan.
(d) No more than 5,500,000 Shares shall be issued pursuant to the exercise of ISOs.
(e) Awards may, in the sole discretion of the Committee, be granted under the Plan in assumption of, or in substitution for, outstanding awards previously granted by an entity acquired by the Company or with which the Company combines (“Substitute Awards”). Substitute Awards shall not be counted against the Total Share Limit; provided that Substitute Awards issued in connection with the assumption of, or in substitution for, outstanding options intended to qualify as ISO shall be counted against the ISO limit. Subject to applicable stock exchange requirements, available shares under a shareholder-approved plan of an entity directly or indirectly acquired by the Company or with which the Company combines (as appropriately adjusted to reflect such acquisition or transaction) may be used for Awards under the Plan and shall not count toward the Total Share Limit.
Section 5. Equitable Adjustments.
In the event of any Change in Capitalization, an equitable substitution or proportionate adjustment shall be made, in each case, as may be determined by the Administrator, in its sole discretion, in (i) the aggregate number of Shares reserved for issuance under the Plan pursuant to Section 4 and the maximum number of Shares that may be subject to Awards granted to any Participant in any calendar or fiscal year (including the limits set forth in Sections 4(a) and 4(d)), (ii) the kind, number and Exercise Price subject to outstanding Options and Share Appreciation Rights granted under the Plan, and (iii) the kind, number and purchase price of Shares or other securities subject to outstanding Restricted Shares, Restricted Stock Units, Performance Shares or Other Share-Based Awards granted under the Plan; provided, however, that any fractional shares resulting from the adjustment shall be eliminated. Such other equitable substitutions or adjustments shall be made as may be determined by the Administrator, in its sole discretion. Without limiting the generality of the foregoing, in connection with a Change in Capitalization or Change in Control, the Administrator may provide, in its sole discretion, but subject in all events to the requirements of Section 409A of the Code, for the cancellation of any outstanding Award granted hereunder in exchange for payment in cash or other property having an aggregate Fair Market Value of the Shares covered by such award (with or without regard to any holdback or contingent consideration arrangement), reduced by the aggregate Exercise Price or purchase price thereof, if any (including, for the avoidance of doubt, the cancellation for no consideration of any Option or Share Appreciation Right with an Exercise Price that equals or exceeds the price paid for the underlying Shares). Further, without limiting the generality of the foregoing, with respect to Awards subject to foreign laws, adjustments made hereunder shall be made in compliance with applicable requirements. Except to the extent determined by the Administrator, any adjustments to ISOs under this Section 5 shall be made only to the extent not constituting a “modification” within the meaning of Section 424(h)(3) of the Code. The Administrator’s determinations pursuant to this Section 5 shall be final, binding and conclusive.

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Section 6. Eligibility.
The Participants under the Plan shall be selected from time to time by the Administrator, in its sole discretion, from those individuals that qualify as Eligible Recipients.
Section 7. Options.
(a) General. Options granted under the Plan shall be designated as Nonqualified Stock Options or ISOs. Each Participant who is granted an Option shall enter into an Award Agreement with the Company, containing such terms and conditions as the Administrator shall determine, in its sole discretion, which Award Agreement shall set forth, among other things, the Exercise Price of the Option, the term of the Option and provisions regarding exercisability of the Option, and whether the Option is intended to be an ISO or a Nonqualified Stock Option (and in the event the Award Agreement has no such designation, the Option shall be a Nonqualified Stock Option). The provisions of each Option need not be the same with respect to each Participant. More than one Option may be granted to the same Participant and be outstanding concurrently hereunder. Options granted under the Plan shall be subject to the terms and conditions set forth in this Section 7 and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable and set forth in the applicable Award Agreement.
(b) Exercise Price. The Exercise Price of Shares purchasable under an Option shall be determined by the Administrator in its sole discretion at the time of grant, but in no event shall the exercise price of an Option be less than one hundred percent (100%) of the Fair Market Value of the Common Stock on the date of grant.
(c) Option Term. The maximum term of each Option shall be fixed by the Administrator, but no Option shall be exercisable more than ten (10) years after the date such Option is granted. Each Option’s term is subject to earlier expiration pursuant to the applicable provisions in the Plan and the Award Agreement.
(d) Exercisability. Each Option shall be exercisable at such time or times and subject to such terms and conditions, including the attainment of pre-established corporate performance goals, as shall be determined by the Administrator in the applicable Award Agreement. The Administrator may also provide that any Option shall be exercisable only in installments, and the Administrator may waive such installment exercise provisions at any time, in whole or in part, based on such factors as the Administrator may determine in its sole discretion. Notwithstanding anything to the contrary contained herein, an Option may not be exercised for a fraction of a share.
(e) Method of Exercise. Options may be exercised in whole or in part by giving written notice of exercise to the Company specifying the number of whole Shares to be purchased, accompanied by payment in full of the aggregate Exercise Price of the Shares so purchased in cash or its equivalent, as determined by the Administrator. As determined by the Administrator, in its sole discretion, with respect to any Option or category of Options, payment in whole or in part may also be made (i) by means of consideration received under any cashless exercise procedure approved by the Administrator (including the withholding of Shares otherwise issuable upon exercise), (ii) in the form of unrestricted Shares already owned by the Participant which have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option shall be exercised, (iii) any other form of consideration approved by the Administrator and permitted by applicable law or (iv) any combination of the foregoing.
(f) ISOs. The terms and conditions of ISOs granted hereunder shall be subject to the provisions of Section 422 of the Code and the terms, conditions, limitations and administrative procedures established by the Administrator from time to time in accordance with the Plan. At the discretion of the Administrator, ISOs may be granted only to an employee of the Company, its “parent corporation” (as such term is defined in Section 424(e) of the Code) or a Subsidiary.
(1) ISO Grants to 10% Shareholders. Notwithstanding anything to the contrary in the Plan, if an ISO is granted to a Participant who owns shares representing more than ten percent (10%) of the voting power of all classes of shares of the Company, its “parent corporation” (as such term is defined in Section 424(e) of the Code) or a Subsidiary, the term of the ISO shall not exceed five (5) years from the time of grant of such ISO and the Exercise Price shall be at least one hundred and ten percent (110%) of the Fair Market Value of the Shares on the date of grant.
(2) $100,000 Per Year Limitation For ISOs. To the extent the aggregate Fair Market Value (determined on the date of grant) of the Shares for which ISOs are exercisable for the first time by any Participant during any calendar year (under all plans of the Company) exceeds $100,000, such excess ISOs shall be treated as Nonqualified Stock Options.
(3) Disqualifying Dispositions. Each Participant awarded an ISO under the Plan shall notify the Company in writing immediately after the date he or she makes a “disqualifying disposition” of any Share acquired pursuant to the exercise of such ISO. A “disqualifying disposition” is any disposition (including any sale) of such Shares before the later of (i) two years after the date of grant of the ISO and (ii) one year after the date the Participant acquired the Shares by exercising the ISO. The Company may, if determined by the Administrator and in accordance with procedures established by it, retain possession of any Shares acquired pursuant to the exercise of an ISO as agent for the applicable Participant until the end of the period described in the preceding sentence, subject to complying with any instructions from such Participant as to the sale of such shares.
(g) Rights as Shareholder. A Participant shall have no rights to dividends or distributions or any other rights of a shareholder with respect to the Shares subject to an Option until the Participant has given written notice of the exercise thereof, has paid in full for such Shares.
(h) Termination of Service. Unless otherwise provided by the Committee, either pursuant to its powers under Section 3(b) or in the applicable Award Agreement:
(1) In the event that the Service of a Participant shall terminate for any reason other than Cause, Disability, or death, (A) Options granted to such Participant, to the extent that they are exercisable at the time of such termination, shall remain exercisable until the date that is ninety (90) days after such termination, on which date they shall expire, and (B) Options granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination. The ninety (90) day period described in this Section 7(h)(1) shall be extended to one (1) year after the date of such termination in the event of the Participant’s death during such ninety (90) day period. Notwithstanding the foregoing, no Option shall be exercisable after the expiration of its term.

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(2) In the event that the Service of a Participant with the Company and all Affiliates thereof shall terminate on account of the Disability, or death of the Participant, (A) Options granted to such Participant, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the date that is one (1) year after such termination, on which date they shall expire and (B) Options granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination. Notwithstanding the foregoing, no Option shall be exercisable after the expiration of its term.
(3) In the event of the termination of a Participant’s Service for Cause, all outstanding Options granted to such Participant shall expire at the commencement of business on the date of such termination.
(i) Other Change in Employment Status. An Option shall be affected, both with regard to vesting schedule and termination, by leaves of absence, including unpaid and un-protected leaves of absence, changes from full-time to part-time employment, partial disability or other changes in the employment status of a Participant, in the discretion of the Administrator.
Section 8. Share Appreciation Rights.
(a) General. The Administrator shall determine the Eligible Recipients to whom, and the time or times at which, grants of Share Appreciation Rights shall be made, the number of Shares to be awarded, the price per Share, and all other conditions of Share Appreciation Rights. The provisions of Share Appreciation Rights need not be the same with respect to each Participant. Share Appreciation Rights granted under the Plan shall be subject to the following terms and conditions set forth in this Section 8 and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable, as set forth in the applicable Award Agreement.
(b) Awards; Rights as Shareholder. Participants who are granted Share Appreciation Rights shall have no rights as shareholders of the Company with respect to the grant or exercise of such rights.
(c) Exercisability. Share Appreciation Rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator in the applicable Award Agreement.
(d) Payment Upon Exercise.
(1) Upon the exercise of a Share Appreciation Right, the Participant shall be entitled to receive up to, but not more than, that number of Shares equal in value to the excess of the Fair Market Value as of the date of exercise over the price per share specified in the Share Appreciation Right multiplied by the number of Shares in respect of which the Share Appreciation Right is being exercised, with the Administrator having the right to determine the form of payment.
(2) Notwithstanding the foregoing, the Administrator may determine to settle the exercise of a Share Appreciation Right in cash (or in any combination of Shares and cash).
(e) Termination of Service. Unless otherwise provided by the Committee pursuant to its powers under Section 3(b), in the event of the termination of Service of a Participant who has been granted one or more Share Appreciation Right, such rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator in the applicable Award Agreement.
(f) Term. The term of each Share Appreciation Right shall be fixed by the Administrator, but no Share Appreciation Right shall be exercisable more than ten (10) years after the date such right is granted.
(g) Other Change in Employment Status. Share Appreciation Rights shall be affected, both with regard to vesting schedule and termination, by leaves of absence, including unpaid and un-protected leaves of absence, changes from full-time to part-time employment, partial disability or other changes in the employment status of a Participant, in the discretion of the Administrator.
Section 9. Restricted Shares, Restricted Stock Units Shares and Performance Shares.
(a) General. Restricted Shares, Restricted Stock Units or Performance Shares may be issued either alone or in addition to other awards granted under the Plan. The Administrator shall determine the Eligible Recipients to whom, and the time or times at which, Restricted Shares, Restricted Stock Units or Performance Shares shall be made; the number of Shares to be awarded; the price, if any, to be paid by the Participant for the acquisition of Restricted Shares, Restricted Stock Units or Performance Shares; the period of time prior to which such shares become vested and free of restrictions on Transfer (the “Restricted Period”), if any, applicable to Restricted Shares, Restricted Stock Units or Performance Shares; the performance objectives (if any) applicable to Restricted Shares, Restricted Stock Units or Performance Shares; and all other conditions of the Restricted Shares, Restricted Stock Units and Performance Shares. If the restrictions, performance objectives and/or conditions established by the Administrator are not attained, a Participant shall forfeit his or her Restricted Shares, Restricted Stock Units or Performance Shares, in accordance with the terms of the grant. The provisions of the Restricted Shares, Restricted Stock Units or Performance Shares need not be the same with respect to each Participant.
(b) Awards and Certificates.
(1) The prospective recipient of Restricted Shares, Restricted Stock Units or Performance Shares shall not have any rights with respect to any such award, unless and until such recipient has executed an Award Agreement and delivered a fully executed copy thereof to the Company, within a period of thirty (30) days (or such other period as the Administrator may specify) after the award date. Except as otherwise provided below in Section 9(c), (i) each Participant who is granted an award of Restricted Shares may, in the Company’s sole discretion, be issued a share certificate in respect of such Restricted Shares; and (ii) any such certificate so issued shall be registered in the name of the Participant, and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to any such Award.

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(2) The Company may require that the share certificates, if any, evidencing Restricted Shares granted hereunder be held in the custody of the Company until the restrictions thereon shall have lapsed, and that, as a condition of any award of Restricted Shares, the Participant shall have delivered a share transfer form, endorsed in blank, relating to the Shares covered by such award.
(3) Notwithstanding anything in the Plan to the contrary, any Shares issued in respect of Restricted Shares, Restricted Stock Units (at the expiration of the Restricted Period) or Performance Shares (whether before or after any vesting conditions have been satisfied) may, in the Company’s sole discretion, be issued in uncertificated form pursuant to the customary arrangements for issuing shares in such form.
(4) Further, notwithstanding anything in the Plan to the contrary, with respect to Restricted Stock Units, at the expiration of the Restricted Period, Shares shall promptly be issued (either in certificated or uncertificated form) to the Participant, unless otherwise deferred in accordance with procedures established by the Company in accordance with Section 409A of the Code, and such issuance shall in any event be made within such period as is required to avoid the imposition of a tax under Section 409A of the Code.
(c) Restrictions and Conditions. The Restricted Shares, Restricted Stock Units and Performance Shares granted pursuant to this Section 9 shall be subject to the following restrictions and conditions and any additional restrictions or conditions as determined by the Administrator at the time of grant or, subject to Section 409A of the Code, thereafter:
(1) Except as provided in the applicable Award Agreement, the Participant shall generally have the rights of a shareholder of the Company with respect to Restricted Shares during the Restricted Period; provided, however, that dividends declared during the Restricted Period with respect to an Award that vests or becomes payable based upon the achievement of performance goals, shall only become payable if and to the extent the performance levels on the underlying Award is achieved . Except as provided in the applicable Award Agreement, the Participant shall generally not have the rights of a shareholder with respect to Shares subject to Restricted Stock Units or Performance Shares during the Restricted Period; provided, however, that, subject to Section 409A of the Code, an amount equal to dividends declared during the Restricted Period with respect to the number of Shares covered by Restricted Stock Units or Performance Shares shall, unless otherwise set forth in an Award Agreement, be paid to the Participant at the time shares in respect of the related Restricted Stock Units are delivered to the Participant or the Restricted Period with respect to the Performance Shares expires. Certificates for Shares of unrestricted Common Stock may, in the Company’s sole discretion, be delivered to the Participant only after the Restricted Period has expired without forfeiture in respect of such Restricted Shares, Restricted Stock Units or Performance Shares, except as the Administrator, in its sole discretion, shall otherwise determine.
(2) The rights of Participants granted Restricted Shares, Restricted Stock Units or Performance Shares upon termination of Service for any reason during the Restricted Period shall be set forth in the Award Agreement.
Section 10. Other Share-Based Awards.
The Administrator is authorized to grant Awards to Participants in the form of Other Share-Based Awards, as deemed by the Administrator to be consistent with the purposes of the Plan and as evidenced by an Award Agreement. The Administrator shall determine the terms and conditions of such Awards, consistent with the terms of the Plan, at the date of grant or thereafter, including any Performance Goals and performance periods. Common Stock or other securities or property delivered pursuant to an Award in the nature of a purchase right granted under this Section 10 shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, Shares, other Awards, notes or other property, as the Administrator shall determine, subject to any required corporate action.
Section 11. Cash Awards.
The Administrator may grant awards that are denominated in, or payable to Participants solely in, cash, as deemed by the Administrator to be consistent with the purposes of the Plan, and, except as otherwise provided in this Section 11, such Cash Awards shall be subject to the terms, conditions, restrictions and limitations determined by the Administrator, in its sole discretion, from time to time. Awards granted pursuant to this Section 11 may be granted with value and payment contingent upon the achievement of Performance Goals.
Section 12. Dividends and Dividend Equivalents.
Any Award (other than an Option, SAR or Cash Award) may provide the Participant with dividends or dividend equivalents, payable in cash, Shares, other securities, other Awards or other property, on a current or deferred or vested or unvested basis, including (i) payment directly to the Participant, (ii) withholding of such amounts by the Company subject to vesting of the Award or (iii) reinvestment in additional Shares, Restricted Shares or other Awards; provided, however, that any dividends or dividend equivalents with respect to Awards subject to vesting requirements shall be accumulated in a manner determined by the Committee until such Award is earned and such dividends and dividend equivalents shall not be paid if the vesting requirements of the underlying Award are not satisfied.
Section 13. Change in Control.
Unless otherwise provided in an employment, severance or change in control agreement between the Participant and the Company, in the event of a Change in Control:
(a) With respect to each outstanding Award that is assumed or substituted in connection with the Change in Control, in the event the Participant’s Service is terminated by the Company, its successor or Affiliate thereof without Cause on or after the effective date of the Change in Control but prior to twelve (12) months following the Change in Control, then:
(1) any unvested or unexercisable portion of any Award carrying a right to exercise shall become fully vested and exercisable; and

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(2) the restrictions, deferral limitations, payment conditions and forfeiture conditions applicable to an Award granted under the Plan shall lapse and such Awards shall be deemed fully vested and any outstanding performance conditions imposed with respect to such Awards shall be deemed to be fully achieved at the greater of target and actual performance levels.
(b) With respect to each outstanding Award that is not assumed or substituted in connection with a Change in Control, immediately upon the occurrence of the Change in Control, (i) such Award shall become fully vested and exercisable, (ii) the restrictions, payment conditions, and forfeiture conditions applicable to any such Award granted shall lapse, and (iii) and any performance conditions imposed with respect to such Award shall be deemed to be achieved at the greater of target and actual performance levels (as determined in the Administrator’s sole discretion as of the Change in Control).
(c) For purposes of this Section 13, an Award shall be considered assumed or substituted if, following the Change in Control, the Award is of substantially comparable value and remains subject to the same terms and conditions that were applicable to the Award immediately prior to the Change in Control except that, if the Award related to shares of Common Stock, the Award instead confers the right to receive common stock of the acquiring or ultimate parent entity.
Section 14. Deferrals and Settlements.
The Committee may require or permit Participants to elect to defer the issuance of shares or the settlement of Awards in cash under such rules and procedures as it may establish under the Plan. It may also provide that deferred settlements include the payment or crediting of interest or dividend equivalents on the deferral amounts. Any such rules or procedures shall comply with the requirements of Section 409A of the Code, including those with respect to the time when a deferral election may be made, the period of the deferral and the events that would result in the payment of the deferred amount.
Section 15. Amendment and Termination.
The Board may amend, alter or terminate the Plan, but no amendment, alteration or termination shall be made that would impair the rights of a Participant under any Award theretofore granted without such Participant’s consent. Unless the Board determines otherwise, the Board shall obtain approval of the Company’s shareholders for any amendment that would require such approval in order to satisfy the requirements of any rules of the stock exchange on which the Common Stock is traded or other applicable law. The Administrator may amend the terms of any Award theretofore granted, prospectively or retroactively, but, subject to Section 5 and Section 13 of the Plan and the immediately preceding sentence, no such amendment shall materially impair the rights of any Participant without his or her consent.
Notwithstanding anything herein to the contrary, in no event may any Option or SAR (i) be amended to decrease the Exercise Price thereof, (ii) be canceled at a time when its Exercise Price exceeds the Fair Market Value of the underlying Share in exchange for another Award, award under any other equity-compensation plan or any cash payment or (iii) be subject to any action that would be treated, for accounting purposes, as a “repricing” of such Option or SAR, unless such amendment, cancelation or action is approved by the Company’s shareholders. For the avoidance of doubt, an adjustment to the Exercise Price of an Option or SAR that is made in accordance with Section 5 or Section 13 shall not be considered a reduction in Exercise Price or “repricing” of such Option or SAR.
Section 16. Unfunded Status of Plan.
The Plan is intended to constitute an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.
Section 17. Withholding Taxes.
Each Participant shall, no later than the date as of which the value of an Award first becomes includible in the gross income of such Participant for federal and/or state income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any federal, state or local taxes of any kind required by law to be withheld with respect to the Award. The obligations of the Company under the Plan shall be conditional on the making of such payments or arrangements, and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to such Participant. Whenever cash is to be paid pursuant to an award granted hereunder, the Company shall have the right to deduct therefrom an amount sufficient to satisfy any federal, state and local withholding tax requirements related thereto. Whenever Shares are to be delivered pursuant to an Award, the Company shall have the right to require the Participant to remit to the Company in cash an amount sufficient to satisfy any related federal, state and local taxes to be withheld and applied to the tax obligations. With the approval of the Administrator, a Participant may satisfy the foregoing requirement by electing to have the Company withhold from delivery of Shares or by delivering already owned unrestricted Common Stock, in each case, having a value not exceeding the federal, state and local taxes to be withheld and applied to the tax obligations. Such Shares shall be valued at their Fair Market Value on the date of which the amount of tax to be withheld is determined. Fractional share amounts shall be settled in cash. Such an election may be made with respect to all or any portion of the Shares to be delivered pursuant to an award. The Company may also use any other method of obtaining the necessary payment or proceeds, as permitted by law, to satisfy its withholding obligation with respect to any Option or other Award.
Section 18. Transfer of Awards.
Until such time as the Awards are fully vested and/or exercisable in accordance with the Plan or an Award Agreement, no purported sale, assignment, mortgage, hypothecation, transfer, charge, pledge, encumbrance, gift, transfer in trust (voting or other) or other disposition of, or creation of a security interest in or lien on, any Award or any agreement or commitment to do any of the foregoing (each, a “Transfer”) by any holder thereof in violation of the provisions of the Plan or an Award Agreement will be valid, except with the prior written consent of the Administrator, which consent may be granted or withheld in the sole discretion of the Administrator. Any purported Transfer of an Award or any economic benefit or interest therein in violation of the Plan or an Award Agreement shall be null and void ab initio and shall not create any obligation or liability of the Company, and any person purportedly acquiring any Award or

B-9

any economic benefit or interest therein transferred in violation of the Plan or an Award Agreement shall not be entitled to be recognized as a holder of such Shares. Unless otherwise determined by the Administrator in accordance with the provisions of the immediately preceding sentence, an Option or a share appreciation right may be exercised, during the lifetime of the Participant, only by the Participant or, during any period during which the Participant is under a legal disability, by the Participant’s guardian or legal representative.
Section 19. Continued Employment.
Neither the adoption of the Plan nor the grant of an Award shall confer upon any Eligible Recipient any right to continued Service, as the case may be, nor shall it interfere in any way with the right of the Company or any Affiliate thereof to terminate the Service of any of its Eligible Recipients at any time.
Section 20. Conditions on Issuance.
Shares shall not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares shall comply with Applicable Laws and securities regulations, and shall be further subject to the approval of counsel for the Company with respect to such compliance. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained. As a condition to the exercise of an Award, the Administrator may in its discretion require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares.
Section 21. Sub-Plans.
The Administrator may from time to time establish sub-plans under the Plan for purposes of satisfying securities, tax or other laws of various jurisdictions in which the Company intends to grant Awards. Any sub-plans shall contain such limitations and other terms and conditions as the Administrator determines are necessary or desirable. All sub-plans shall be deemed a part of the Plan, but each sub-plan shall apply only to the Participants in the jurisdiction for which the sub-plan was designed.
Section 22. Clawback
Notwithstanding any other provisions in this Plan, the Company may cancel any Award, require reimbursement of any Award by a Participant, and effect any other right of recoupment of equity or other compensation provided under the Plan in accordance with any Company policies that may be adopted and/or modified from time to time (“Clawback Policy”). In addition, a Participant may be required to repay to the Company previously paid compensation, whether provided pursuant to the Plan or an Award Agreement, in accordance with the Clawback Policy. By accepting an Award, the Participant is agreeing to be bound by the Clawback Policy, as in effect or as may be adopted and/or modified from time to time by the Company in its discretion (including, without limitation, to comply with applicable law or stock exchange listing requirements).
Section 23. Effective Date.
The effective date (the “Effective Date”) is the date on which the Plan is approved by the shareholders of the Company.
Section 24. Electronic Signature.
Participant’s electronic signature of an Award Agreement shall have the same validity and effect as a signature affixed by hand.
Section 25. Term of Plan.
No Award shall be granted pursuant to the Plan on or after the tenth anniversary of the Effective Date, but Awards theretofore granted may extend beyond that date.
Section 26. Section 409A of the Code.
The intent of the parties is that payments and benefits under the Plan comply with Section 409A of the Code to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and be administered to be in compliance therewith. Any payments described in the Plan that are due within the “short-term deferral period” as defined in Section 409A of the Code shall not be treated as deferred compensation unless applicable law requires otherwise. Notwithstanding anything to the contrary in the Plan, to the extent required in order to avoid accelerated taxation and/or tax penalties under Section 409A of the Code, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six (6) month period immediately following the Participant’s termination of employment shall instead be paid on the first business day after the date that is six (6) months following the Participant’s separation from service (or upon the Participant’s death, if earlier). In addition, for purposes of the Plan, each amount to be paid or benefit to be provided to the Participant pursuant to the Plan, which constitute deferred compensation subject to Section 409A of the Code, shall be construed as a separate identified payment for purposes of Section 409A of the Code.
Section 27. Governing Law.
The Plan shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to principles of conflicts of law of such state.

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APPENDIX C – NON-GAAP RECONCILIATION

Reconciliation to non-GAAP free cash flow (in millions):	Twelve Months Ended December 31, 2024
Net cash provided by operating activities	$115.2
Purchases of property and equipment	($6.7)
Free cash flow	$108.5

C-1

VARONIS SYSTEMS, INC.
801 BRICKELL AVE.
MIAMI, FL 33131

SCAN TO VIEW MATERIALS & VOTE

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V71721-P30213 KEEP THIS PORTION FOR YOUR RECORDS

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VARONIS SYSTEMS, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. To elect four Class II director nominees named herein to the Board of Directors to hold office until the 2028 Annual Meeting of Stockholders.	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Carlos Aued
02) Kevin Comolli
03) John J. Gavin, Jr.
04) Fred van den Bosch

The Board of Directors recommends you vote FOR the following proposals:

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Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

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V71722-P30213

VARONIS SYSTEMS, INC.
Annual Meeting of Stockholders
June 5, 2025 8:30 AM EDT
This proxy is solicited by the Board of Directors

The undersigned stockholder(s) hereby appoint(s) Yakov Faitelson, Guy Melamed and Dov Gottlieb, or any of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of VARONIS SYSTEMS, INC. that the undersigned is/are entitled to vote at the Annual Meeting of Stockholders to be held at 8:30 AM, EDT, on June 5, 2025, at www.virtualshareholdermeeting.com/VRNS2025, and any adjournment or postponement thereof.

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Continued and to be signed on reverse side